As Filed With The Securities And Exchange Commission On December 29, 1997

                                                             File Nos. 333-13185
                                                                        811-7839

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------
                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 X
                                                                      ----

   Pre-Effective Amendment No.
                               ----

   Post-Effective Amendment No.  4
                               ----

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         X
                                                                      ----

   Amendment No.      5
                    -----


                               CONSECO FUND GROUP
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                         11825 North Pennsylvania Street
                              Carmel, Indiana 46032
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (317) 817-6300
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                            WILLIAM P. LATIMER, Esq.
                        Conseco Capital Management, Inc.
                         11825 North Pennsylvania Street
                              Carmel, Indiana 46032
--------------------------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

                                   Copies to:
                              DONALD W. SMITH, Esq.
                              ROBERT J. ZUTZ, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                                  Second Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

Approximate Date of Proposed Public Offering:  Continuous

         It is proposed that this filing will become effective:

[    ] Immediately  upon filing  pursuant to Rule 485(b)
[  X ] On December 29, 1997 pursuant to Rule 485(b)
[    ] 60 days after filing  pursuant to Rule 485(a)(i)
[    ] On  __________________  pursuant  to Rule  485(a)(i)
[    ] 75 days  after  filing pursuant to Rule 485(a)(ii)
[    ] On _________________ pursuant to Rule 485(a)(ii)

                               CONSECO FUND GROUP
                                 Conseco 20 Fund
                             Conseco High Yield Fund
                           Conseco International Fund

Contents of Registration Statement


This Registration Statement consists of the following papers and documents:

o          Cover Sheet

o          Contents of Registration Statement

o          Cross Reference Sheet

o          Part A -      Conseco Fund Group, Class A , B and C Prospectus

                         Conseco Fund Group, Class Y Prospectus

o         Part B -       Statement of Additional Information

o         Part C -       Other Information

o         Signature Pages

         No change is intended to be made by this Post-Effective Amendment No. 4 to the prospectuses or statements of additional information for the Conseco Equity Fund, the Conseco Asset Allocation Fund or the Conseco Fixed Income Fund.

                               CONSECO FUND GROUP

                                 Conseco 20 Fund
                             Conseco High Yield Fund
                           Conseco International Fund
                       REGISTRATION STATEMENT ON FORM N-1A
                              CROSS REFERENCE SHEET


     N-1A                                                      Location in
     Item No.                                                  Registration Statement
     --------                                                  ----------------------

               Part A: Information Required In Prospectus
               ------------------------------------------
1.   Cover Page                                                Cover Page

2.   Synopsis                                                  Fee Table

3.   Condensed Financial Information                           Not applicable

4.   General Description of Registrant                         Cover Page

5.   Management of the Fund                                    Management

6.   Capital Stock and Other Securities                        Investment Objectives and Policies of
                                                               the Funds

7.   Purchase of Securities Being Offered                      Purchase of Shares

8.   Redemption or Repurchase                                  Redemption of Shares

9.   Pending Legal Proceedings                                 Not Applicable

                     Part B: Information Required In
                   Statement of Additional Information
                   -----------------------------------

10.  Cover Page                                                Cover Page

11.  Table of Contents                                         Cover Page

12.  General Information and History                           General Information

13.  Investment Objectives and Policies                        Investment Restrictions

14.  Management of the Registrant                              Management

15.  Control Persons and Principal Holders of Securities       Not applicable

16.  Investment Advisory and Other Services                    Management

17.  Brokerage Allocation                                      Portfolio Turnover and Securities
                                                               Transactions


     N-1A                                                      Location in
     Item No.                                                  Registration Statement
     --------                                                  ----------------------

18.  Capital Stock and Other Securities                        General

19.  Purchase, Redemption and Pricing of                       Purchase and Redemption of Shares
     Securities Being Offered

20.  Tax Status                                                Taxes

21.  Underwriters                                              Distribution Arrangements

22.  Calculation of Performance Data                           Investment Performance

23.  Financial Statements                                      Financial Statements

                        Part C: Other Information
                        -------------------------

24.  Financial Statements and Exhibits                         Financial Statements and Exhibits

25.  Persons Controlled by or Under Common Control             Persons Controlled by or Under Common
                                                               Control

26.  Number of Holders of Securities                           Number of Holders of Securities

27.  Indemnification                                           Indemnification

28.  Business and Other Connections                            Business and Other Connections of
     of Investment Adviser                                     Investment Adviser

29.  Principal Underwriters                                    Principal Underwriters

30.  Location of Accounts and Records                          Location of Accounts and Records

31.  Management Services                                       Management Services

32.  Undertakings                                              Undertakings





CONSECO FUND GROUP
ADMINISTRATIVE OFFICE: 11815 N. PENNSYLVANIA STREET, CARMEL, INDIANA 46032
(317) 817-6300

The Conseco Fund Group (the "Trust") is an open-end diversified management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is a "series" type of mutual fund which issues separate series of shares, each of which represents a separate portfolio of investments. This Prospectus offers shares of three series ("Funds") of the Trust, each with its own investment objective and investment policies. Each Fund offers four classes of shares. This Prospectus relates solely to Class A shares, Class B shares and Class C shares of the Funds. Class Y shares are offered to certain institutional investors through a separate prospectus. Each class may have different expenses, which may affect performance.

        The investment programs of the Funds are as follows:

        CONSECO 20 FUND seeks capital appreciation by investing in a limited number of equity securities. The Fund is "non-diversified" under the 1940 Act and normally concentrates its investments in a core position of approximately 20 common stocks believed to have above-average growth prospects.

        CONSECO HIGH YIELD FUND seeks a high level of current income, with a secondary objective of capital appreciation, by investing primarily in lower-rated fixed-income securities. These securities are subject to greater fluctuations in value and greater risk of loss of income and principal due to default by the issuer than are higher-rated securities; therefore, investors should carefully assess the risks associated with an investment in this Fund.


        CONSECO INTERNATIONAL FUND seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing all of its investable assets in the International Equity Portfolio (the "Portfolio" or the "International Portfolio") of the AMR Investment Services Trust (the "AMR Trust"), which invests primarily in equity securities of issuers based outside the United States.

        Conseco Capital Management, Inc. (the "Adviser") serves as the Trust's investment adviser. The Adviser supervises the Trust's management and investment program, performs a variety of administrative services on behalf of the Trust, and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser or the Trust. The Trust pays all other expenses incurred in its operations, including fees and expenses of Trustees who are not affiliated persons of the Adviser or the Trust.


        As noted  above,  the Conseco  International  Fund seeks its  investment objective by investing all of its investable assets in the International Portfolio. The Portfolio invests in securities in accordance with an investment objective, policies and limitations substantially similar to those of the Fund. The investment experience of the Fund will correspond directly with the investment experience of the Portfolio. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by the Conseco International Fund will be the Fund's interest in the Portfolio. This "master-feeder" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Additional Information About the Master-Feeder Structure." AMR Investment Services, Inc. ("AMR") provides investment management and administrative services to the Portfolio.


                                   * * * * *

        There is no assurance that any of the Funds listed above will achieve its investment objective. The various Funds may be used independently or in combination. You may also purchase shares of the other series of the Trust or of a money market fund currently managed by Federated Investors, through separate prospectuses. Those prospectuses are available upon request by calling 800-825-1530.


        This Prospectus sets forth concisely the information about the Trust and the funds that an investor should know before investing. A Statement of Additional Information ("SAI") dated January 2, 1998, containing additional information about the Trust and the Funds, has been filed with the SEC and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the SAI without charge by calling or writing the Trust at the address and telephone number above.

INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is January 2, 1998.

                                TABLE OF CONTENTS

                                                                            Page

  COVER
  Page...........................................................1
  FEE TABLE......................................................2
  INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS................5
  INVESTMENT TECHNIQUES AND OTHER INVESTMENT POLICIES...........10
  ADDITIONAL INFORMATION ABOUT THE MASTER-FEEDER STRUCTURE......18
  MANAGEMENT....................................................19
  PURCHASE OF SHARES............................................23
  ALTERNATIVE PRICING ARRANGEMENTS..............................26
  REDEMPTION OF SHARES..........................................31
  DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES......................34
  PERFORMANCE INFORMATION.......................................36
  OTHER INFORMATION.............................................37
  APPENDIX A SECURITIES RATINGS................................A-1



FEE TABLE

        The following fee tables are provided to assist investors in understanding the various fees and expenses which may be borne directly or indirectly by an investment in Class A, Class B and Class C shares of the Funds.

SHAREHOLDER TRANSACTION EXPENSES               CLASS A    CLASS B     CLASS C
--------------------------------               -------    -------     -------

ALL FUNDS
Maximum Sales Charge Imposed on Purchases      5.75%      None       None
(as a percentage of offering  price)

Maximum Sales Charge Imposed on Reinvested     None       None       None
Dividends (as a percentage of offering price)

Maximum Contingent Deferred Sales Charge (as   None       5%*        1%**
a percentage of offering price or net asset value at the time of sale, whichever is less)

Redemption Fees                                None       None       None

        *The maximum 5% contingent deferred sales charge applies to sales of Class B shares during the first year after purchase. The charge generally declines annually, reaching zero after six years.

        **The 1% contingent deferred sales charge applies only if an investor sells Class C shares within the first year after purchase.


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)


                                    CLASS A          CLASS B          CLASS C
                                    -------          -------          -------
CONSECO 20 FUND
Management Fees                     0.70%            0.70%            0.70%
Administrative Fees                 0.20%            0.20%            0.20%
12b-1 Fees (1)                      0.50%            1.00%            1.00%
Other Expenses (2)                  0.35%            0.35%            0.35%
                                    =====            =====            =====
Total Operating Expenses (3)        1.75%            2.25%            2.25%

                                    CLASS A          CLASS B          CLASS C
                                    -------          -------          -------
CONSECO HIGH YIELD FUND
Management Fees (4)                 0.60%            0.60%            0.60%
Administrative Fees                 0.20%            0.20%            0.20%
12b-1 Fees (1)                      0.50%            1.00%            1.00%
Other Expenses (2)                  0.10%            0.10%            0.10%
                                    =====            =====            =====
Total Operating Expenses (3)        1.40%            1.90%            1.90%


                                    CLASS A          CLASS B          CLASS C
                                    -------          -------          -------
CONSECO INTERNATIONAL FUND (5)
Management Fees                     0.48%            0.48%            0.48%
Administrative Fees                 0.75%            0.75%            0.75%
12b-1 Fees (1)                      0.50%            1.00%            1.00%
Other Expenses (2)                  0.52%            0.52%            0.52%
                                    =====            =====            =====
Total Operating Expenses (3)        2.25%            2.75%            2.75%


(1) As a result of 12b-1 fees, a long-term shareholder in a Fund may pay more than the economic equivalent of the maximum sales charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

(2) Other Expenses in the fee table are based on estimated amounts for the current fiscal year and exclude taxes, interest, brokerage and other transaction expenses, and any extraordinary expenses.

(3) The expense information set forth above reflects voluntary commitments of the Adviser, Conseco Services, LLC (the "Administrator") and Conseco Equity Sales, Inc. (the "Distributor") to waive a portion of their fees under each Fund's Investment Advisory Agreement, Administration Agreement and Distribution and Service Plan, respectively, and/or to reimburse a portion of the Fund's expenses through April 30, 1999. The voluntary commitments provide that the Total Operating Expenses for the Funds, on an annual basis, will not exceed the amounts set forth above.


        In the absence of such waivers and reimbursements (as well as the Adviser's undertaking with respect to the Conseco High Yield Fund, as noted below), it is estimated that, with respect to Class A shares, Other Expenses would be .45%, .25% and 1.02%, and Total Operating Expenses would be 1.85%, 1.65% and 2.75%, of the average daily net assets of the Conseco 20 Fund, Conseco High Yield Fund, and Conseco International Fund, respectively; and that, with respect to Class B and Class C shares, Other Expenses would be .45%, .25% and 1.02%, and Total Operating Expenses would be 2.35%, 2.15% and 3.25%, of the average daily net assets of the Conseco 20 Fund, Conseco High Yield Fund and Conseco International Fund, respectively.


(4) The Adviser has voluntarily undertaken to reduce its advisory fee with respect to the Conseco High Yield Fund to 0.60% of the Fund's average daily net assets until April 30, 1999. Absent such undertaking the advisory fee would be 0.70% of the Fund's average daily net assets.


(5) The Adviser has voluntarily agreed to waive all of its fees under the Conseco International Fund's Investment Advisory Agreement so long as that Fund invests all of its investable assets in the International Portfolio.
Accordingly, Management Fees in the fee table reflect only the Conseco International Fund's pro rata portion of the Portfolio's management fees. Similarly, because of the master-feeder structure, Other Expenses in the fee table combines the Conseco International Fund's expenses and that Fund's pro rata portion of the Portfolio's expenses.






EXAMPLE

        Assuming a hypothetical investment of $1,000 and a 5% annual return, an investor in Class A, Class B and Class C shares of each of the Funds would pay transaction and operating expenses at the end of each year as follows:

CONSECO 20 FUND
                                                       1 YEAR         3 YEARS
                                                       ------         -------


Class A                                                $   67         $ 102
Class B (Assuming redemption at end of period)         $   74         $ 102
Class B (Assuming no redemption)                       $   23         $  69
Class C (Assuming redemption at end of period)         $   33         $  69
Class C (Assuming no redemption)                       $   23         $  69

CONSECO HIGH YIELD FUND
                                                       1 YEAR         3 YEARS
                                                       ------         -------

Class A                                                $   63         $  91
Class B (Assuming redemption at end of period)         $   71         $  92
Class B (Assuming no redemption)                       $   23         $  69
Class C (Assuming redemption at end of period)         $   29         $  59
Class C (Assuming no redemption)                       $   19         $  59

CONSECO INTERNATIONAL FUND
                                                       1 YEAR         3 YEARS
                                                       ------         -------

Class A                                                $   71         $ 116
Class B (Assuming redemption at end of period)         $   79         $ 116
Class B (Assuming no redemption)                       $   28         $  84
Class C (Assuming redemption at end of period)         $   38         $  84
Class C (Assuming no redemption)                       $   28         $  84


        THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

        Each of the Funds has a different investment objective as described below. There can be no assurance that any of the Funds will achieve its investment objective. Each Fund is subject to the risk of changing economic conditions, as well as the risk inherent in the ability of its investment adviser to make changes in investments in anticipation of changes in economic, business, and financial conditions. The investment objectives of the Funds are not fundamental, as defined below; the investment objective of the International Portfolio is fundamental.

        The different types of securities and investment techniques common to one or more Funds all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates. The investments and investment techniques common to one or more Funds and their risks are described in greater detail in "Description of Securities and Investment Techniques" in the SAI.

        The Funds and the International Portfolio are subject to investment restrictions that are described under "Investment Restrictions" in the SAI. Those investment restrictions that are "fundamental policies" may not be changed without a majority vote of the outstanding shares of the affected Fund or the outstanding interest holders of the International Portfolio. Except as otherwise noted, all investment policies and practices described in this Prospectus and in the SAI are not fundamental, meaning that the Trust's Board of Trustees ("Board") or the AMR Trust's Board of Trustees ("AMR Trust Board") may change them without shareholder approval. See "Description of Securities and Investment Techniques" and "Investment Restrictions" in the SAI for further information.

CONSECO 20 FUND


        The investment objective of the Conseco 20 Fund is to seek capital appreciation. The Fund invests primarily in common stocks of companies that the Adviser believes have above-average growth prospects. The Fund is "non-diversified" (meaning that it is not limited under the 1940 Act in the percentage of assets that it may invest in any one issuer) and normally concentrates its investments in a core position of approximately 20 common stocks. Because the Fund may invest a larger portion of its assets in the securities of a single issuer than a "diversified" fund, an investment in the Fund may be subject to greater fluctuations in value than an investment in a "diversified" fund. However, the Fund intends to comply with the standards under the Internal Revenue Code of 1986, as amended (the "Code"), that limit a regulated investment company's investments in any one issuer's securities. See "Taxes" in the SAI.

        The Fund generally will invest in companies whose earnings are believed to be in a relatively strong growth trend and, to a lesser extent, in companies in which significant further growth is not anticipated but whose stocks are thought to be undervalued by the market. In identifying companies with favorable growth prospects, the Adviser ordinarily looks to certain characteristics, such as the following:

            .  prospects for above-average sales and earnings growth
            .  high return on invested capital
            .  overall   financial  strength,   including  sound  financial  and
               accounting  policies and a strong  balance sheet
            . competitive advantages, including innovative products and service . effective research, product development, and marketing
            .  stable, capable management.


        Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks. The Fund may invest a substantial portion of its assets in securities issued by companies with small and medium capitalizations. While the emphasis of the Fund is on common stocks, the Fund may invest its remaining assets in preferred stocks, convertible securities, and warrants, and in debt obligations when the Adviser believes that they are more attractive than stocks on a long-term basis. The debt obligations in which it invests will be primarily investment grade debt securities (as defined below), obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (these obligations are referred to in this Prospectus as "U.S. Government securities"), or short-term fixed-income securities. However, the Fund may invest up to 5% of its total assets in non-investment grade debt obligations. When the Adviser determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed-income securities.


        The Fund may invest up to 25% of its total assets in equity and debt securities of foreign issuers. The Fund presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for more information.

        To maximize potential return, the Adviser may utilize a variety of investment techniques and strategies, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward foreign currency contracts ("forward contracts") and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" in the SAI for further information.


CONSECO HIGH YIELD FUND

        The investment objective of the Conseco High Yield Fund is to provide investors with a high level of current income, with a secondary objective of capital appreciation. In seeking to achieve the Fund's objectives, the Adviser, under normal circumstances, invests at least 65% of the Fund's total assets in high yield, fixed-income securities (commonly known as "junk bonds"), that is, income-producing debt securities and preferred stocks of all types, including corporate debt securities and preferred stock, convertible securities, zero coupon securities, other deferred interest securities, mortgage-backed securities and asset-backed securities. The Fund may invest in high yield debt securities issued by states and their political subdivisions, agencies, and instrumentalities ("municipal securities"). The interest on the municipal securities in which the Fund invests typically is not exempt from federal income tax. The Fund's remaining assets may be held in cash, money market instruments, or U.S. Government securities, or may be invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the Fund or are acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. Such remaining assets may also be invested in investment grade fixed-income securities
(including municipal securities). Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), securities comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or unrated securities deemed by the Adviser to be of equivalent quality. Moreover, the Fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment.

        Higher yields are generally available from securities rated BB or lower by S&P or Ba or lower by Moody's, securities comparably rated by another NRSRO, or unrated securities of equivalent quality. The Fund may invest all or a substantial portion of its assets in such securities. Debt securities rated below investment grade (i.e., below BBB/Baa) are deemed by the rating agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. The Fund may invest in securities rated as low as C by Moody's or D by S&P, securities comparably rated by another NRSRO, or unrated securities of equivalent quality. Such obligations are highly speculative and may be in default or in danger of default as to principal and interest. Ratings are only the opinions of the agencies issuing them and are not absolute standards as to quality. See "Risks Associated With High Yield Debt Securities" below and "Description of Securities and Investment Techniques" in the SAI. The Appendix to this Prospectus describes Moody's and S&P's rating categories.

        The Fund may invest in zero coupon securities and payment-in-kind securities. A zero coupon security pays no interest to its holders prior to maturity and a payment-in-kind security pays interest in the form of additional securities. These securities will be subject to greater fluctuation in market value in response to changing interest rates than securities of comparable maturities that make periodic cash distributions of interest.

        The Fund may also invest in equity and debt securities of foreign issuers, including issuers based in emerging markets. As a non-fundamental policy, the Fund may invest up to 50% of its total assets (measured at the time of investment) in foreign securities; however, the Fund presently does not intend to invest more than 25% of its total assets in such securities. In addition, the Fund presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for further information.

        The Fund may invest up to 25% of its total assets in private placements, securities traded pursuant to Rule 144A under the Securities Act of 1933 ("1933 Act") (Rule 144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid under guidelines adopted by the Board. As a matter of fundamental policy, the Fund will not (1) invest more than 5% of its total assets in any one issuer, except for U.S. Government securities or (2) invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.

        The Adviser does not rely solely on the ratings of rated securities in making investment decisions but also evaluates other economic and business factors affecting the issuer. The Adviser seeks to enhance total return specifically through purchasing securities which it believes are undervalued and selling, when appropriate, those securities it believes are overvalued. In order to determine value, the Adviser utilizes independent fundamental analysis of the issuer as well as an analysis of the specific structure of the security.

        The Fund may use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objectives. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements, reverse repurchase agreements and dollar rolls; investing in when-issued or delayed delivery securities; selling securities short, and entering into swaps and other interest rate transactions. See "Description of Securities and Investment Techniques" in the SAI for further information.


CONSECO INTERNATIONAL FUND

        The investment objectives of the Conseco International Fund and the International Portfolio are to realize long-term capital appreciation. The Fund has a fundamental investment policy which allows, but does not require, it to invest all of its investable assets in another investment company having substantially the same investment objective and policies. All other fundamental investment policies and the non-fundamental investment policies of the Fund and the Portfolio are substantially similar (except with respect to borrowing, as discussed in the SAI). The Fund invests only in the Portfolio. Therefore, although the following discusses the investment policies of the Portfolio, it applies equally to the Fund.


        The Portfolio invests primarily in a diversified portfolio of equity securities of issuers based outside the United States. AMR allocates the assets of the Portfolio among one or more investment advisers designated for the Portfolio. Hotchkis and Wiley, Morgan Stanley Asset Management Inc. and Templeton Investment Counsel, Inc. currently serve as investment advisers to the Portfolio. See "Management - AMR and the Investment Advisers to the International Equity Portfolio."

        Ordinarily the Portfolio will invest at least 65% of its assets in common stocks and securities convertible into common stocks of issuers in at least three different countries located outside the United States. However, excluding collateral for securities loaned, the Portfolio generally invests in excess of 80% of its assets in such securities. The remainder of the Portfolio's assets will be invested in non-U.S. debt securities which, at the time of purchase, are rated in one of the three highest rating categories by any NRSRO or, if unrated, are deemed to be of comparable quality by the applicable investment adviser and traded publicly on a world market, or in cash or cash equivalents, including investment grade short-term obligations, or in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, other investment companies and investment grade short-term obligations.

        The investment advisers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.

        Overseas investing carries potential risks not associated with domestic investments. These risks are often greater for investments in emerging or developing countries. See "Investment Techniques and Other Investment Policies - Foreign Securities" below.

        The Portfolio will limit its investments to those in countries which have been recommended by AMR and which have been approved by the AMR Trust Board. Countries may be added or deleted with AMR Trust Board approval. In determining which countries will be approved, the AMR Trust Board will evaluate the risks of investing in a country and will particularly focus on the ability to repatriate funds, the size and liquidity aspects of the country's market and the investment climate for foreign investors. The current countries in which the Portfolio may invest are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom.

        The Portfolio may trade forward foreign currency contracts, which are derivatives, to hedge currency fluctuations of underlying stock or bond positions or in other circumstances permitted by the Commodity Futures Trading Commission. Forward contracts to sell foreign currency may be used when the management of the Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. Forward contracts are also entered into to set the exchange rate for a future transaction. In this manner, the Portfolio may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Forward contracts involve certain risks which include, but are not limited to:
(1) imperfect correlation between the securities hedged and the contracts themselves; and (2) possible decrease in the total return of the Portfolio. Forward contracts are discussed in greater detail in the SAI.

        The Portfolio also may trade currency futures for the same reasons as for entering into forward contracts as set forth above. Currency futures are traded on U.S. and foreign currency exchanges. The use of currency futures also entails certain risks which include, but are not limited to: (1) less liquidity due to daily limits on price fluctuation; (2) imperfect correlation between the securities hedged and the contracts themselves; (3) possible decrease in the total return of the Portfolio due to hedging; (4) possible reduction in value for both the contracts and the securities being hedged; and (5) potential losses in excess of the amounts invested in the currency futures contracts themselves. The Portfolio may not enter into currency futures contracts if the purchase or sale of such contract would cause the sum of the Portfolio's initial and any variation margin deposits to exceed 5% of its total assets. Currency futures contracts, which are derivatives, are discussed in greater detail in the SAI.

        As a matter of fundamental policy, the Portfolio may not (1) invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than U.S. Government securities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Portfolio's total assets, or (2) invest more than 25% of its total assets in the obligations of companies primarily engaged in any one industry, provided that: (i) this limitation does not apply to U.S. Government securities; (ii) municipalities and their agencies and authorities are not deemed to be industries; and (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered separate industries). In addition, as a non-fundamental investment restriction, the Portfolio may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.


        The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction which was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.

INVESTMENT TECHNIQUES AND OTHER INVESTMENT POLICIES


        References in this section to "a Fund," "the Funds" or "the Conseco International Fund" include the International Portfolio, unless the context otherwise requires.


SMALL AND MEDIUM CAPITALIZATION COMPANIES

        The Conseco 20 Fund may invest a substantial portion of its assets in securities issued by companies with small and medium capitalizations ("small- and mid-cap companies"). While these companies generally have potential for rapid growth, investments in such companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies may lack the management experience, financial resources, product diversification, and competitive strengths of companies with larger market capitalizations. In addition, in many instances the securities of small- and mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, these securities may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small- and mid-cap company securities. As a result, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for the Fund than in a fund that invests in larger, more established companies.

PREFERRED STOCK

        The Funds may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

DEBT SECURITIES

        The Conseco 20 and Conseco High Yield Funds may invest in U.S. dollar-denominated corporate debt securities of domestic issuers, and all of the Funds may invest in debt securities of foreign issuers that may or may not be U.S. dollar-denominated.

        The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade debt securities, do not provide the high degree of security with respect to payment of principal and interest associated with higher-rated debt securities, and generally have some speculative characteristics. A debt security will be placed in this rating category when interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated BBB or Baa (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

        Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock (see "Convertible Securities" below), or may be bought as part of a unit containing common stock. A debt security may be subject to redemption at the option of the issuer at a price set in the security's governing instrument.

        In selecting corporate debt securities for the Conseco 20 or Conseco High Yield Fund, the Adviser reviews and monitors the creditworthiness of each issuer and issue. The Adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.


        RISKS ASSOCIATED WITH HIGH YIELD DEBT SECURITIES. The Conseco 20 and Conseco High Yield Funds may invest in high yield, high risk, lower-rated debt securities. High yield debt securities are subject to all risks inherent in any investment in debt securities. As discussed below, these risks are significantly greater in the case of high yield debt securities.

        Lower-rated debt securities generally offer a higher yield to maturity than that available from higher-rated issues, as compensation for holding a security that is subject to greater risk. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support. Accordingly, the yield on lower-rated debt securities will fluctuate over time.

        The prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer than are higher-rated bonds. An economic downturn affecting the issuer may result in an increased incidence of default. Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. This market may be thinner and less active than the market for higher quality securities, which may limit the ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

        Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities rated below investment grade (i.e., Ba or lower by Moody's or BB or lower by S&P). Debt securities rated below investment grade are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.

CONVERTIBLE SECURITIES

        The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

        The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Fund's ability to achieve its investment objective.

ZERO COUPON BONDS

        The Conseco 20 and Conseco High Yield Funds may invest in zero coupon securities. Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the market price can reflect a premium or discount, in addition to the original issue discount, reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The original issue discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity (or the first interest payment date) at a rate of interest reflecting the market rate at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.


        The original issue discount on zero coupon bonds must be included in a Fund's income ratably as it accrues. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to a Fund and when the Fund would not otherwise choose to dispose of the assets.

PAY-IN-KIND BONDS


        The Conseco High Yield Fund may invest in pay-in-kind bonds. These bonds pay "interest" through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date and the Fund may obtain no return at all on its investment if the issuer defaults.

        The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, the Fund most likely will be required to distribute income accrued with respect to these securities, even though the Fund has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

MORTGAGE-BACKED SECURITIES


        The Conseco 20 and Conseco High Yield Funds may invest in mortgage-backed securities. Mortgage-backed securities are interests in "pools" of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities," below). These Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations," below), and in other types of mortgage-related securities. The Conseco 20 Fund presently does not intend to invest more than 5% of its assets in mortgage-backed securities.


        MORTGAGE PASS-THROUGH SECURITIES. These are securities representing interests in pools of mortgages in which periodic payments of both interest and principal on the securities are made by "passing through" periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae ("FNMA") or Freddie Mac ("FHLMC")). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

        GNMA CERTIFICATES. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. As a result, GNMA certificates are considered to have a low risk of default, although they are subject to the same market risk as comparable debt securities. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

        FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. Government.

        FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

        As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

        COLLATERALIZED MORTGAGE OBLIGATIONS AND MORTGAGE-BACKED BONDS. Mortgage-backed securities may be issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received, although not necessarily on a pro rata basis. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.

        STRIPPED MORTGAGE-BACKED SECURITIES. The Conseco High Yield Fund may invest in stripped mortgage-backed securities, which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as "IOs") or only the principal portion of the underlying mortgage pools (commonly referred to as "POs"). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality. Most IOs and POs are regarded as illiquid and will be included in the Fund's limit on illiquid securities.

        RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions and IOs and POs, are subject to early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure). Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

TRUST ORIGINATED PREFERRED SECURITIES

        The Conseco High Yield Fund may also invest in trust originated preferred securities, a new type of security issued by financial institutions such as banks and insurance companies. Trust originated preferred securities represent interests in a trust formed by a financial institution. The trust sells preferred shares and invests the proceeds in notes issued by the financial institution. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of the notes currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to the Fund. In addition, some trust originated preferred securities are available only to qualified institutional buyers under Rule 144A.


LOAN PARTICIPATIONS AND ASSIGNMENTS

        The Conseco High Yield Fund may also invest in loan participations or assignments. In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations may also be purchased by the Fund when the borrowing company is already in default.

        In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by the Fund will be illiquid and therefore subject to the Fund's limit on illiquid investments.

COLLATERALIZED BOND OBLIGATIONS

        A collateralized bond obligation ("CBO") is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed-income securities. The pool of high yield securities is separated into "tiers" representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (i.e. money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

FOREIGN SECURITIES

        The Funds may invest in equity securities of foreign issuers, including depositary receipts, and in debt securities of foreign issuers. These securities may be U.S. dollar denominated or non-U.S. dollar denominated. Foreign securities include securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof.

        Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Fund to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that may not move in a manner parallel to U.S. markets.

        Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, and the possible imposition of exchange controls or other foreign governmental laws or restrictions on foreign investments or repatriation of capital. In addition, with respect to certain countries, there is the possibility of nationalization or expropriation of assets; confiscatory taxation; political, social or financial instability; and war or other diplomatic developments that could adversely affect investments in those countries. Since a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund generally will incur costs in connection with conversion between various currencies.

        There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs, custodial fees and management costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

        All of the foregoing risks may be intensified in emerging markets.

        Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Fund or its investors in all cases.

        American Depositary Receipts ("ADRs") are certificates issued by a U.S. bank or trust company representing an interest in securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Funds may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. European Depositary Receipts ("EDRs") are certificates issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. EDRs are designed for use in European securities markets.

RESTRICTED SECURITIES, RULE 144A SECURITIES AND ILLIQUID SECURITIES (CONSECO 20 AND CONSECO HIGH YIELD FUNDS)

        These Funds may invest in restricted securities, such as private placements, and in Rule 144A securities. Once acquired, restricted securities may be sold by a Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. If sold in a privately negotiated transaction, a Fund may have difficulty finding a buyer and may be required to sell at a price that is less than it had anticipated. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities are generally considered illiquid.


        Rule 144A securities, although not registered, may be resold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. The Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid.

        A Fund may not invest in any security if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued.


PRIVATE PLACEMENT OFFERINGS (CONSECO INTERNATIONAL FUND AND INTERNATIONAL PORTFOLIO)


        Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act, and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Portfolio that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolio through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity. The Portfolio will not invest more than 15% of its net assets in Section 4(2) securities and illiquid securities unless the applicable investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) securities held by the Portfolio in excess of this level are at all times liquid.

        The AMR Trust Board and the applicable investment adviser, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolio's investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as: valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing the Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

REPURCHASE AGREEMENTS

        The Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, to minimize the risk, the Funds will enter into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the Board or the AMR Trust Board.

SECURITIES LENDING

        The Funds may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, U.S. Government securities, and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans would exceed 33 1/3% of a Fund's total assets. A Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Funds seek to minimize this risk by making loans only to borrowers which are deemed by the Adviser or AMR to be of good financial standing and which have been approved by the Board or the AMR Trust Board.

        AMR will receive compensation for administrative and oversight functions with respect to securities lending by the International Portfolio. The amount of such compensation will depend on the income generated by the loan of the Portfolio's securities. The SEC has granted exemptive relief that permits the Portfolio to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by AMR.


        Subject to receipt of exemptive relief from the SEC, the Portfolio also may invest cash collateral received from securities lending transactions in shares of one or more registered investment companies managed by AMR.


BORROWING


        The Conseco 20 and Conseco High Yield Funds may borrow money to purchase securities, which is a form of leverage. This leverage may exaggerate the gains and losses on a Fund's investments and changes in the net asset value of that Fund's shares. Leverage also creates interest expenses; if those expenses exceed the return on the transactions that the borrowings facilitate, the Fund will be in a worse position than if it had not borrowed. The use of derivatives in connection with leverage may create the potential for significant losses. The Funds may pledge assets in connection with permitted borrowings.


ADDITIONAL INFORMATION ABOUT THE MASTER-FEEDER STRUCTURE


        The Conseco International Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in the International Portfolio of the AMR Trust, which is a separate investment company managed by AMR. The AMR Trust is registered under the 1940 Act as an open-end diversified management investment company and was organized as a New York common law trust on June 27, 1995. The predecessor of the International Portfolio commenced operations on August 7, 1991 and transferred all of its investable assets to the Portfolio on November 1, 1995. The AMR Trust currently issues eight separate series of shares. The assets of the Portfolio belong only to, and the liabilities of the Portfolio are borne solely by, that Portfolio and no other series of the AMR Trust.


        The Board believes that the Conseco International Fund will achieve economies of scale by investing in the Portfolio, which could reduce the Fund's expenses. In addition to selling its interests to the Conseco International Fund, the Portfolio currently sells its interests to other investment companies and/or other institutional investors. All institutional investors in the Portfolio pay a proportionate share of the Portfolio's expenses and invest in the Portfolio on the same terms and conditions. However, other investment companies investing all of their assets in the Portfolio are not required to sell their shares at the same public offering price as the Conseco International Fund and are allowed to charge different sales commissions and to have different fees and expenses. Therefore, investors in the Conseco International Fund may experience different returns than investors in another investment company that invests exclusively in the Portfolio. Information regarding other investment companies that invest in the Portfolio is available by calling (800) 967-9009.


        The Conseco International Fund's investment in the Portfolio may be materially affected by the actions of large investors in the Portfolio. For example, as with all open-end investment companies, if a large investor were to redeem its interest in the Portfolio, the Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, the Portfolio's security holdings also could become less diverse, resulting in increased risk. Investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio could have effective voting control over its operation.


        The Conseco International Fund may withdraw its entire investment from the Portfolio at any time if the Board determines that it is in the best interests of the Conseco International Fund and its shareholders to do so. The Conseco International Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Conseco International Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Conseco International Fund and could affect adversely the liquidity of the Conseco International Fund's portfolio. If the Conseco International Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the Conseco International Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the Conseco International Fund's assets by the Adviser in accordance with the Fund's investment objective and policies or the investment of all of the Conseco International Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. In the event the Board determines not to have the Adviser manage the Conseco International Fund's assets, the inability of the Fund to find a suitable replacement investment could have a significant impact on shareholders of the Conseco International Fund.


        Each investor in the Portfolio, including the Conseco International Fund, will be liable for all obligations of the Portfolio, but not any other series of the AMR Trust. The risk to an investor in the Portfolio of incurring financial loss beyond the amount of its investment on account of such liability, however, would be limited to the unlikely circumstance in which the Portfolio was unable to meet its obligations. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors. For additional information regarding liability of shareholders of the Conseco International Fund, see "General" in the SAI.

MANAGEMENT

        The Trustees of the Trust decide upon matters of general policy for the Trust. In addition, the Trustees review the actions of the Adviser, as set forth below. The Trust's officers supervise the daily business operations of the Trust. For information about the Trust's Board of Trustees and the Trust's officers, see "Management" in the SAI. The AMR Trust Board has general supervisory responsibility over the AMR Trust's affairs.

THE ADVISER

        Conseco Capital Management, Inc., 11825 N. Pennsylvania Street, Carmel, Indiana 46032, has been retained under an Investment Advisory Agreement with the Trust to provide investment advice and in general to supervise the management and investment program of the Trust and each Fund. The Adviser is a wholly-owned subsidiary of Conseco, Inc., a publicly-owned financial services company, the principal operations of which are in development, marketing, and administration of specialized annuity, life and health insurance products. The Adviser also manages another registered investment company and all of the invested assets of its parent company, Conseco, Inc., which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to the Conseco companies and affiliates.


        The Adviser generally manages the affairs of the Trust, subject to the supervision of the Board. While the Conseco International Fund operates in a "master-feeder" structure, the Adviser is responsible for selecting the investment company in which that Fund invests. If the Adviser is not satisfied with the performance of that investment company, the Adviser will recommend to the Board other investment companies in which the Conseco International Fund may invest, or recommend that the Adviser manage the Conseco International Fund itself.


        Under the Investment Advisory Agreement, the Adviser has contracted to receive an investment advisory fee equal to an annual rate of .70% of the average daily net asset value of the Conseco High Yield Fund, .70% of the average daily net asset value of the Conseco 20 Fund and 1.00% of the average daily net asset value of the Conseco International Fund. The Adviser has voluntarily agreed to waive all of its fees under the Conseco International Fund's Investment Advisory Agreement so long as that Fund invests all of its investable assets in the International Portfolio or another investment company with substantially the same investment objective and policies as the Fund. For more information about the Portfolio's management, see "AMR and the Investment Advisers to the International Equity Portfolio" below. The Adviser, together with the Administrator and the Distributor, have voluntarily agreed to waive their fees and/or reimburse expenses to the extent that the ratio of expenses to net assets on an annual basis for Class A shares of the Conseco High Yield Fund exceeds 1.40%, the Conseco 20 Fund exceeds 1.75% and the Conseco International Fund exceeds 2.25%; and to the extent that the ratio of expenses to net assets on an annual basis for Class B shares and Class C shares of the Conseco High Yield Fund exceeds 1.90%, the Conseco 20 Fund exceeds 2.25% and the Conseco International Fund exceeds 2.75%. These voluntary limits may be discontinued at any time after April 30, 1999.


        The investment professionals primarily responsible for the management of the Conseco 20 and Conseco High Yield Funds, with the respective responsibilities and business experience for the past five years are as follows:

        CONSECO 20 FUND: Thomas J. Pence, Vice President for the Adviser, and Erik J. Voss, Senior Securities Analyst for the Adviser. Mr. Pence is responsible for the management of the Adviser's equity portfolios and oversight of the equity investment process. Mr. Pence joined the Adviser in 1992.

        Mr. Voss assists in research and portfolio management for all of the Adviser's equity portfolios. Mr. Voss joined the Adviser in 1996. Previously, he worked as an equity analyst for another investment adviser.


        CONSECO HIGH YIELD FUND: Michael C. Buchanan, Second Vice President of the Adviser, and William F. Ficca, Vice President and Director of Research of the Adviser. Mr. Buchanan is responsible for the Adviser's high yield, emerging markets and distressed debt trading, as well as overseeing its investment grade bond trading and Canadian research. Previously, he worked at the Adviser in convertible securities trading and industrial fixed-income research. Mr. Buchanan joined the Adviser in 1990.

        Mr. Ficca oversees the Adviser's research efforts. In addition, he is the portfolio manager of certain other investment products managed by the Adviser. Mr. Ficca joined the Adviser in 1991. Previously, Mr. Ficca worked in investment banking and traded corporate and government bonds.


        The Adviser has taken steps that it believes are reasonably designed to address the potential failure of computer programs used by the Adviser and the Funds' service providers to address the Year 2000 issue. There can be no assurance that these steps will be sufficient to avoid any adverse impact.


AMR AND THE INVESTMENT ADVISERS TO THE INTERNATIONAL EQUITY PORTFOLIO


        AMR has entered into a Management Agreement with the AMR Trust that obligates AMR to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust, including the International Portfolio. AMR, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of October 31, 1997, AMR had assets under management totaling approximately $18.4 billion including approximately $6.6 billion under active management and $11.8 billion as named fiduciary or fiduciary adviser. Of the total, approximately $14.3 billion of assets are related to AMR Corporation.


        AMR develops the investment program for the International Portfolio, selects and changes investment advisers (subject to approval by the AMR Trust Board), allocates assets among investment advisers, monitors their investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions. For more information about these matters, see the SAI. AMR also provides the Portfolio with office space, office equipment and personnel necessary to manage and administer its operations.


        AMR oversees the Portfolio's participation in securities lending activities and any action taken by securities lending agents in connection with those activities to ensure compliance with all applicable regulatory and investment guidelines.


        AMR bears the expense of providing the above services and pays the fees of the Portfolio's investment advisers. As compensation for doing so, AMR receives from the Portfolio an annualized advisory fee that is calculated and accrued daily, equal to the sum of (1) 0.10% of the net assets of the Portfolio, plus (2) all fees payable by AMR to the Portfolio's investment advisers as described below. The advisory fee is payable quarterly in arrears. AMR also receives compensation in connection with securities lending activities. If the Portfolio lends its portfolio securities and receives cash collateral from the borrower, AMR may receive up to 25% of the net annual interest income (the gross interest earned by the investment less the amount paid to the borrower as well as related expenses) received from the investment of such cash. If a borrower posts collateral other than cash, the borrower will pay to the Portfolio a loan fee. AMR may receive up to 25% of the loan fees posted by borrowers. Currently, AMR receives 10% of the net annual interest income from the investment of cash collateral or 10% of the loan fees posted by borrowers.

        William F. Quinn has served as President of AMR since it was founded in 1986 and Nancy A. Eckl serves as Vice President - Trust Investments of AMR. Ms. Eckl previously served as Vice President Finance and Compliance of AMR from December 1990 to May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Portfolio. These responsibilities include oversight of the investment advisers to the Portfolio, regular review of each investment adviser's performance and asset allocations among them.

        The Portfolio's investment advisers are listed below. Each investment adviser has entered into a separate investment advisory agreement with AMR to provide investment advisory services to the Portfolio. AMR is permitted to enter into new or modified advisory agreements with existing or new investment advisers without approval of Conseco International Fund shareholders or International Portfolio interest holders, but subject to approval of the AMR Trust Board. The SEC issued an exemptive order which eliminates the need for shareholder/interest holder approval, subject to compliance with certain conditions. These conditions include the requirement that within 90 days of hiring a new adviser or implementing a material change with respect to an advisory contract, the Fund send a notice to shareholders containing information about the change that would be included in a proxy statement. AMR recommends investment advisers to the AMR Trust Board based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by AMR. Allocations among investment advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. AMR need not allocate assets to each investment adviser designated for the Portfolio. The investment advisers can be terminated without penalty to the AMR Trust by AMR, the AMR Trust Board or the interest holders of the Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and AMR does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.

        The investment advisers provide the Portfolio with portfolio investment management and related recordkeeping services. Each investment adviser has discretion to purchase and sell securities for its segment of the Portfolio's assets in accordance with the Portfolio's objective, policies and restrictions and the more specific strategies provided by AMR. As compensation for its services, each investment adviser is paid a fee by AMR out of the proceeds of the management fee received by AMR from the Portfolio.


        Hotchkis and Wiley, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley. Hotchkis and Wiley became a division of the Capital Management Group of Merrill Lynch Asset Management, L.P., a wholly owned indirect subsidiary of Merrill Lynch & Co., Inc., on November 12, 1996. Assets under management as of October 31, 1997 were approximately $11.8 billion, which included approximately $1.6 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. The advisory contract provides for AMR to pay Hotchkis and Wiley an annualized fee equal to
 .60% of the first $10 million of assets under its discretionary management, .50% of the next $140 million of assets, .30% of the next $50 million of assets, .20% of the next $800 million of assets and .15% of all excess assets.


        Morgan Stanley Asset Management Inc. ("MSAM"), 25 Cabot Square, London, United Kingdom E14 4QA, is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. As of September 30, 1997, MSAM had assets under management totaling approximately $142.5 billion, including approximately $122.3 billion under active management and $20.2 billion as named fiduciary or fiduciary adviser. As of September 30, 1997, MSAM had investment authority over approximately $57.9 million of assets of AMR Corporation and its subsidiaries and affiliated entities. AMR pays MSAM an annual fee equal to .80% of the first $25 million in assets under its discretionary management, .60% of the next $25 million in assets, .50% of the next $25 million in assets and .40% of all excess assets.

        Templeton Investment Counsel, Inc. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of September 30, 1997, Templeton had discretionary investment management authority with respect to approximately $25.3 billion of assets, including approximately $522.4 million of assets of AMR Corporation and its subsidiaries and affiliated entities. AMR pays Templeton an annualized fee equal to .50% of the first $100 million in assets under its discretionary management, .35% of the next $50 million in assets, .30% of the next $250 million in assets and .25% on assets over $400 million.

        Solely for the purpose of determining the applicable percentage rates when calculating the fees for each investment adviser other than MSAM, there shall be included all other assets or trust assets of American Airlines, Inc. also under management by each respective investment adviser. For the purpose of determining the applicable percentage rates when calculating MSAM's fees, all equity account assets managed by MSAM on behalf of American Airlines, Inc. shall be included. The inclusion of any such assets will result in lower overall fee rates being applied to the Portfolio.

ADMINISTRATIVE FEES


        Pursuant to an administration agreement ("Administration Agreement"), the Administrator supervises the overall administration of the Funds. These administrative services include supervising the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. In addition, while the Conseco International Fund operates in a "master-feeder" structure, the Administrator will monitor the performance of the investment company in which the Conseco International Fund invests, coordinate the Conseco International Fund's relationship with that investment company and communicate with the Board and shareholders regarding the performance of that investment company and the Fund's master-feeder structure.


        For providing these services, the Administrator receives a fee from each of the Conseco 20 and Conseco High Yield Funds of .20% per annum of its average daily net assets and a fee from the Conseco International Fund of .75% per annum of its average daily net assets. Pursuant to the Administration Agreement, the Administrator reserves the right to employ one or more sub-administrators to perform administrative services for the Funds. The Bank of New York performs certain administrative services for each of the Funds, and AMR and State Street

Bank and Trust Company ("State Street") perform services for the Conseco International Fund, pursuant to agreements with the Administrator.


DISTRIBUTION AND SERVICE PLAN

        The Funds have adopted a Distribution and Service Plan for Class A, Class B and Class C shares to compensate the Distributor for distributing the shares and servicing the accounts of shareholders of each such class. With respect to Class A shares, the Plan authorizes payments to the Distributor of up to 0.50% annually of each Fund's average daily net assets attributable to its Class A shares. With respect to Class B and Class C shares, the Plan authorizes payments to the Distributor of up to 1.00% annually of each Fund's average daily net assets attributable to Class B and Class C shares, respectively. The Plan further provides for periodic payments by the Distributor to brokers, dealers, and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A, Class B or Class C of a Fund for shareholder servicing may not exceed an annual rate of .25% of the average daily net asset value of the Fund's shares of that class owned by clients of such broker, dealer or financial intermediary.


PURCHASE OF SHARES

HOW TO BUY SHARES

        You may purchase Class A, Class B or Class C shares from any broker, dealer, or other financial intermediary that has a selling agreement with the Distributor. These firms may charge for their services in connection with your purchase order. In addition, as discussed below, an account may be opened for the purchase of shares of a Fund by mailing to the Conseco Fund Group, P.O. Box 8017, Boston, Massachusetts 02266-8017, a completed account application and a check payable to the appropriate Fund. Or you may telephone (800) 986-3384 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application. When placing purchase orders, investors should specify whether the order is for Class A, Class B or Class C shares.


        Purchase orders for all Funds are accepted only on a business day as defined below. Orders for shares received by the Funds' Transfer Agent on any business day prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern Time) will receive that day's offering price. The offering price is net asset value plus, for shares of Class A, a varying sales charge depending on the amount invested. For a discussion of how the price of shares of each class is computed, see "Alternate Pricing Arrangements." Orders received by the Transfer Agent after such time but prior to the close of business on the next business day will receive the next business day's offering price. A "business day" is any day on which the NYSE is open for business. It is anticipated that the NYSE will be closed Saturdays and Sundays and on days on which the NYSE observes New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


        Certain brokers, dealers, and other financial intermediaries may be authorized to accept purchase orders on behalf of the Funds. A Fund will be deemed to have received a purchase order when an authorized broker, dealer, or other financial intermediary accepts the order. Orders placed through an authorized broker, dealer, or other financial intermediary will receive the offering price next calculated after the order has been accepted by such an authorized firm. In all other cases, it is the responsibility of the broker, dealer, or other financial intermediary to forward customer orders received prior to the close of the NYSE to the Transfer Agent prior to its close of business that same day (normally 4:00 p.m. Eastern Time).


        Brokers, dealers and other financial intermediaries are required to provide payment within three business days after placing an order. WHEN MAKING PAYMENT FOR CONFIRMED PURCHASES VIA FEDERAL FUNDS WIRE, SUCH FIRMS MUST REFERENCE THE CONFIRMATION NUMBER TO ENSURE TIMELY CREDIT.


        The minimum initial investment by a shareholder in Class A, Class B or Class C shares of a Fund is $500 ($10 in the case of a salary reduction contribution under a retirement plan), and the minimum subsequent investment is $50 ($10 in the case of a salary reduction contribution under a retirement plan). These requirements may be changed or waived at any time at the discretion of a Fund's officers. Each Fund and the Distributor or Transfer Agent reserves the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

        The Distributor may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made by the Distributor or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

        You will receive a confirmation of each new transaction in your account, which will also show you the number of Fund shares you own and the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued.

PURCHASES BY WIRE

        Purchases by wire transfer should be directed to the Transfer Agent. To receive an account number call (800) 986-3384 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern Time) on a business day (as defined above) on which your bank is open for business. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and the wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to: ABA # 011000028, State Street Bank, Boston, MA, Account # 9905-244-1. If you arrange for receipt by the Transfer Agent of Federal funds prior to the close of regular trading (normally 4:00 p.m. Eastern
Time) of the NYSE on a business day as defined above, you will receive that day's offering price. Your bank may charge for these services.

PURCHASES BY CHECK

        An initial investment made by check must be accompanied by an application, completed in its entirety. Additional shares of the Funds may also be purchased by sending a check payable to the applicable Fund, along with information regarding your account, including the account number, to the Transfer Agent. All checks should be drawn only on U.S. banks in U.S. funds, in order to avoid fees and delays. A charge may be imposed if any check submitted for investment does not clear. Third party checks will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.

PRE-AUTHORIZED INVESTMENT PLAN

        For your convenience, a pre-authorized investment plan may be established where your personal bank account is automatically debited and your Fund account is automatically credited with additional full and fractional shares ($50 minimum monthly investment). For further information on pre-authorized investment plans, please contact the Transfer Agent at (800) 986-3384. The minimum investment requirements may be waived by the Funds for purchases made pursuant to certain programs such as payroll deduction plans and retirement plans.


DOLLAR COST AVERAGING

        The Dollar Cost Averaging ("DCA") program enables a shareholder to transfer assets from the money market fund currently managed by Federated Investors to another investment option on a predetermined and systematic basis. The DCA program is generally suitable for shareholders making a substantial investment in the Funds and who desire to control the risk of investing at the top of a market cycle. The DCA program allows such investments to be made in equal installments over time in an effort to reduce such risk.


        If you have at least $5,000 invested in the money market fund currently managed by Federated Investors, you may choose to have a specified dollar amount transferred from this fund to other Fund(s) on a monthly basis. The main objective of DCA is to shield your investment from short-term price fluctuations. Since the same dollar amount is transferred to other Funds each month, more shares are purchased in a Fund if the value per share is low and fewer shares are purchased if the value per share is high. Therefore, a lower average cost per share may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.


        DCA may be elected on the application form or at a later date. The minimum amount that may be transferred each month into any Fund is $250. The maximum amount which may be transferred is equal to the amount invested in the money market fund currently managed by Federated Investors when elected, divided by 12.


        The transfer date will be the same calendar day each month. The dollar amount will be allocated to the Funds in the proportions you specify on the appropriate form, or, if none are specified, in accordance with your original investment allocation. If, on any transfer date, the amount invested is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the option will end. You may change the transfer amount once each year or cancel this option by sending the appropriate form to the

Trust's Administrative Office, which must be received at least seven days before the next transfer date.


ALTERNATIVE PRICING ARRANGEMENTS

        Investors in the Funds may select Class A, Class B or Class C shares. The primary difference between the classes lies in their initial sales charge and contingent deferred sales charge structures and in their ongoing annual expenses, including 12b-1 distribution and service fees. The decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your broker, dealer or other financial intermediary. Generally, you should consider the amount you plan to invest and the length of time you plan to hold your investment, the ongoing expenses plus contingent deferred sales charges for Class B and Class C shares, the initial sales charge plus ongoing expenses for Class A shares, the possibility that a sales charge will be reduced or waived, the possibility that the return on Class A shares - which is anticipated to be higher due to lower ongoing expenses -- will offset the initial sales charge paid on such shares, and the automatic conversion of Class B shares to Class A shares.

PURCHASE OF CLASS A SHARES

        The offering price of Class A shares is net asset value plus a varying sales charge depending on the amount invested. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses of this class are lower than the ongoing expenses of Class B or Class C shares. The sales charge applicable to shares of Class A is determined as follows:


SALES CHARGE

                                         As % of        Dealer
                        As % of Public   Net Amount     Reallowance As %
                        Offering Price   Invested       of Offering Price
                        --------------   --------       -----------------
On purchases of:

    $500 - 50,000           5.75%        6.10%            5.00%

    $50,000 - 100,000       4.50%        4.71%            3.75%

    $100,000 - 250,000      3.50%        3.63%            2.75%

    $250,000 - 500,000      2.50%        2.56%            2.00%

    Over $500,000           None          None            1.00%


        The sales charge assessed upon the purchase of shares of Class A is not an expense of Class A and has no effect on the net asset value of shares of Class A. The Distributor may allow the selling broker, dealer or financial intermediary to retain 100% of the sales charge. This may result in the selling firm being considered an underwriter under the 1933 Act.

REDUCED SALES CHARGES FOR CLASS A SHARE PURCHASE

        You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

        COMBINED PURCHASES

        You may aggregate your purchases of shares of the Funds and other series of the Trust with the purchases of the other persons listed below to achieve discounts in the applicable sales charges. The sales charge applicable to a current purchase of Class A shares of a Fund by a person listed below is determined by adding the value of Class A shares to be purchased to the aggregate value (at current net asset value) of all shares of any of the Funds and other series of the Trust and shares of the money market fund currently managed by Federated Investors previously purchased and then owned. In addition, if you own a Great American Reserve Insurance Company variable annuity contract, the current cash value of such contract will be aggregated with your shares to determine your sales charge. The Transfer Agent must be notified by you or your broker, dealer or financial intermediary each time a qualifying purchase is made.


        Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing Class A shares for their own account(s), which may include tax qualified plans, such as an Individual Retirement Account ("IRA," including a Roth IRA or Education IRA), or by a company solely controlled (as defined in the 1940 Act) by such individuals. Reduced sales charges also apply to purchases by a trustee or other fiduciary if the investment is for a single trust, estate or fiduciary account, including pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Code. Reduced sales charges apply to combined purchases by qualified employee benefit plans of a single corporation or of corporations affiliated with each other in accordance with the 1940 Act. Purchases made for nominee or street name accounts (securities held in the name of a broker or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.


        LETTER OF INTENT

        You may reduce your sales charge on all investments by meeting the terms of a letter of intent, a non-binding commitment to invest a certain amount within a 13-month period. Your existing holdings in the Trust may also be combined with the investment commitment set forth in the letter of intent to further reduce your sales charge. Up to 5% of the letter amount will be held in escrow to cover additional sales charges which may be due if your total investments over the letter period are not sufficient to qualify for a sales charge reduction. See the SAI and the application for further details.

        RIGHTS OF ACCUMULATION

        The sales charge for new purchases of Class A shares of a Fund will be determined by aggregating the net asset value of all shares of the Funds and other series of the Trust and shares of the money market fund currently managed by Federated Investors owned by the shareholder at the time of the new purchase. You must identify on the application all accounts to be linked for Rights of Accumulation.

WAIVER OF CLASS A INITIAL SALES CHARGE

        No sales charge is imposed on sales of Class A shares to certain investors. However, in order for the following sales charge waivers to be effective, the Transfer Agent must be notified of the waiver when the purchase order is placed. The Transfer Agent may require evidence of your qualification for the waiver. No sales charge is imposed on the following investors:

 .   current or retired  officers,  directors and employees  (and their  parents, grandparents, spouses, and minor children) of the Trust, Conseco and its affiliates and the Transfer Agent;


 .   any  participant  in a tax  qualified  retirement  plan  provided  that the initial amount invested by the plan totals $500,000 or more, the plan has 50 or more employees eligible to participate at the time of purchase, or the plan certifies that it will have projected annual contributions of $200,000 or more;


 .   brokers,  dealers,  and other financial  intermediaries  that have a selling agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;


 .   employees and registered  representatives (and their parents,  grandparents, spouses  and minor  children)  of  brokers,  dealers,  and  other  financial
    intermediaries   described   above;   the  purchaser  must  certify  to  the
    Distributor at the time of the purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's parents, grandparents, spouse or minor children);


 .   any charitable  organization,  state,  county, city, or any instrumentality, department, authority or agency thereof which has determined that Class A is a legally permissible investment and which is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company;


 .   one or more members of a group of at least 100 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor children of such persons, pursuant to a marketing program between the Distributor and such group;


 .   (i)  through  an  investment  adviser  who makes such  purchases  through a broker, dealer, or other financial intermediary (each of which may impose transaction fees on the purchase), or (ii) by an investment adviser for its own account or for a bona fide advisory account over which the investment adviser has investment discretion;


 .   through a broker, dealer or other financial  intermediary which maintains a net asset value purchase program that enables the Funds to realize certain economies of scale;


 .   through bank trust  departments  or trust  companies on behalf of bona fide trust or fiduciary accounts by notifying the Distributor in advance of purchase; a bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value;


 .   by purchasers in connection with investments  related to a bona fide medical savings account; or


 .   by an account established under a wrap fee or asset allocation program where the accountholder pays the sponsor an asset-based fee.

        Additionally, no sales charge is imposed on shares that are (a) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a Fund is a party, (b) purchased by the reinvestment of loan repayments by participants in retirement plans, (c) purchased by the reinvestment of dividends or other distributions from a Fund, or (d) purchased and paid for with the proceeds of shares redeemed in the prior 60 days from a mutual fund on which an initial sales charge or contingent deferred sales charge was paid (other than a fund managed by the Adviser or any of its affiliates that is subject to the exchange privilege described below); the purchaser must certify to the Distributor at the time of purchase that the purchaser is a prior load investor.

PURCHASE OF CLASS B SHARES

        The offering price of Class B shares is net asset value without any initial sales charge. As a result, the entire purchase amount is immediately invested. However, the ongoing expenses of Class B shares are higher than those of Class A shares. A contingent deferred sales charge is imposed upon redemptions of Class B shares within six years of their purchase. The contingent deferred sales charge is a percentage of (1) the net asset value of the shares at the time of purchase or (2) the net asset value of the shares at the time of redemption, whichever is less. The contingent deferred sales charge is determined as follows:

REDEMPTION DURING                      CONTINGENT DEFERRED SALES CHARGE


1st year since purchase                               5%

2nd year since purchase                               4%

3rd year since purchase                               3%

4th year since purchase                               3%

5th year since purchase                               2%

6th year since purchase                               1%

7th year since purchase                               0%

8th year since purchase                               0%


The contingent deferred sales charge will not apply to shares acquired by the reinvestment of dividends or capital gains distributions.

        In determining the applicability and rate of any contingent deferred sales charge, Class B shares acquired through reinvestment of dividends and capital gains distributions will be redeemed first, followed by the Class B shares held by the shareholder for the longest period of time. The contingent deferred sales charge, if any, upon redemption of Class B shares acquired through an exchange will be calculated based on the original purchase date of the Class B shares exchanged.


        The Distributor compensates brokers, dealers, and other financial intermediaries who sell Class B shares. At the time a shareholder purchases Class B shares, the Distributor pays the broker, dealer, or other financial intermediary 4% of the purchase amount from the Distributor's own assets. The proceeds of the contingent deferred sales charge and the 12b-1 fee, in part, are used to defray these expenses.

AUTOMATIC CONVERSION OF CLASS B SHARES

        Class B shares will automatically convert to a number of Class A shares of equal dollar value eight years after purchase. This conversion feature benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. No initial sales charge or other charge is imposed at conversion. When Class B shares convert, a pro rata amount of Class B shares that were acquired by the reinvestment of dividends and capital gains distributions will also convert to Class A shares.

PURCHASE OF CLASS C SHARES

        The offering price of Class C shares is net asset value without any initial sales charge. As a result, the entire purchase amount is immediately invested. However, the ongoing expenses of Class C shares are higher than those of Class A shares. Class C shares never convert to any other class of shares.

        Class C shares held for less than one year are subject to a contingent deferred sales charge on redemptions in an amount equal to 1% of the lower of
(1) the net asset value of the shares at the time of purchase or (2) the net asset value of the shares at the time of redemption. Class C shares held one year or longer are not subject to this contingent deferred sales charge. The contingent deferred sales charge also will not apply to shares acquired by the reinvestment of dividends or capital gains distributions. The order in which Class C shares are redeemed will be determined as described for Class B shares (see "Purchase of Class B Shares").

        The contingent deferred sales charge, if any, upon redemption of Class C shares acquired through an exchange and held less than one year will be calculated based on the original purchase date of the Class C shares exchanged.


        The Distributor compensates brokers, dealers, and other financial intermediaries who sell Class C shares. At the time a shareholder purchases Class C shares, the Distributor pays the broker, dealer, or other financial intermediary 1% of the purchase amount from the Distributor's own assets. The proceeds of the contingent deferred sales charge and the 12b-1 fee, in part, are used to defray these expenses.


WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE FOR CLASS B AND CLASS C

        To obtain a waiver of the contingent deferred sales charge, you must notify the Transfer Agent, who may require evidence of your qualification. The contingent deferred sales charge will not apply to:

 .   any partial or complete redemption in connection with a distribution without federal tax income penalty under a tax-qualified retirement plan, upon separation from service and attaining age 55;

 .   any partial or complete  redemption in connection  with a qualifying loan or hardship withdrawal from a tax-qualified retirement plan, eligible 457 plan, or 403(b)(7) plan;

 .   any  complete   redemption  in  connection   with  a  distribution   from  a
    tax-qualified retirement plan, eligible 457 plan, or 403(b)(7) plan in connection with termination of employment or termination of the employer's plan;

 .   any redemption  resulting from a tax-free  return of an excess  contribution from a tax-qualified retirement plan, IRA, savings incentive match plan for an employee ("SIMPLE" plan), eligible 457 plan, or 403(b)(7) plan;

 .   mandated minimum  distributions  from a tax-qualified  retirement plan, IRA,
    SIMPLE plan, eligible 457 plan, or 403(b) plan;

 .   substantially  equal  periodic  payments as defined in Section  72(t) of the
    Code;

 .   any  partial or  complete  redemption  following  death or  disability  of a shareholder (including one who owns the shares as joint tenant with his spouse), provided the redemption is requested within one year of the death or initial determination of disability (as defined in Section 72(m) of the Code);

 .   redemptions  under a Fund's  Systematic  Withdrawal  Plan (investors may not withdraw annually more than 12% of the value of their account under the Systematic Withdrawal Plan);


 .   redemptions  in  connection  with  distributions  from  a Roth  IRA or  Roth
    Conversion IRA that are qualified distributions under the Code;

 .   redemptions in connection with  distributions from an Education IRA that are used for qualified higher education expenses under the Code or which are required by the Code to be distributed;


 .   redemptions in connection  with  investments  related to a bona fide medical savings account; and

 .   redemptions from an account established under a wrap fee or asset allocation program where the accountholder pays the sponsor an asset-based fee.


REDEMPTION OF SHARES

HOW TO REDEEM SHARES OF THE FUNDS

        Shares are redeemed at net asset value next determined after receipt of a redemption request in good form on any business day, reduced, for shares of Class B and Class C, by any applicable contingent deferred sales charge.

REDEMPTIONS BY MAIL

        A written request for redemption must be received by the Transfer Agent to constitute a valid tender for redemption. It will also be necessary for corporate investors and other associations to have an appropriate certification authorizing redemptions by a corporation or an association on file before a redemption request will be considered in proper form. A suggested form of such certification is provided on the application accompanying this Prospectus. A signature guarantee is required for redemptions of $50,000 or more. A signature guarantee may be obtained from most banks, brokers and dealers, credit unions, savings associations and financial institutions, but not from a notary public.

REDEMPTIONS BY WIRE OR TELEPHONE

        Brokers, dealers, or other financial intermediaries may communicate redemption orders by wire or telephone. These firms may charge for their services in connection with your redemption request but neither the Funds nor the Distributor imposes any such charges.

        The Funds and the Transfer Agent will not be responsible for the authenticity of telephone instructions or losses, if any, resulting from unauthorized shareholder transactions if the Funds or the Transfer Agent reasonably believe that such instructions are genuine. The Funds and the Transfer Agent have established procedures that the Funds believe are reasonably appropriate to confirm that instructions communicated by telephone are genuine. These procedures include: (i) recording telephone instructions for exchanges and expedited redemptions; (ii) requiring the caller to give certain specific identifying information; and (iii) providing written confirmations to shareholders of record not later than five days following any such telephone transactions. If the Funds and the Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.


REDEMPTIONS THROUGH BROKERS, DEALERS AND OTHER FINANCIAL INTERMEDIARIES

        Certain brokers, dealers, and other financial intermediaries may be authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when an authorized broker, dealer, or other financial intermediary accepts the order. Orders placed through an authorized broker, dealer, or other financial intermediary will receive the net asset value next calculated after the order has been accepted by such an authorized firm, minus any applicable contingent deferred sales charge. In all other cases, it is the responsibility of the broker, dealer, or other financial intermediary to forward customer redemption orders received prior to the close of the NYSE to the Transfer Agent prior to its close of business that same day (normally 4:00 p.m. Eastern Time).


EXPEDITED REDEMPTIONS

        You may have the payment of redemption requests (of $250 or more) wired or mailed directly to a domestic commercial bank account that you have previously designated. Normally, such payments will be transmitted on the second business day following receipt of the request (provided redemptions may be made). You may request a wire redemption by telephone or written request sent to the Transfer Agent. For telephone redemptions, call the Transfer Agent at (800) 986-3384. You must complete the "Expedited Redemptions" section of the application for this privilege to be applicable.

SYSTEMATIC WITHDRAWAL PLAN

        You may elect to have regular monthly or quarterly payments in any fixed amount in excess of $50 made to you, or to anyone else properly designated, as long as the account has a value of at least $5,000 at the time of election. You must determine the fixed payment amount for the systematic withdrawal plan.

        There are no separate charges under this plan. A number of full and fractional shares equal in value to the amount of the requested payment will be redeemed. Such redemptions are normally processed on or about the 25th day of each month or quarter. Checks are then mailed on or about the first of the following month. If you elect to have a Systematic Withdrawal Plan, you must have all dividends and capital gains reinvested. To establish systematic cash withdrawals, please complete the systematic cash withdrawal section on the application.

        You may change the amount, frequency, and payee, or terminate this plan, by giving written notice to the Transfer Agent. As shares of a Fund are redeemed under the plan, you may realize a capital gain or loss to be reported for income tax purposes. A Systematic Withdrawal Plan may be terminated or modified at any time upon written notice by you or a Fund.

GENERAL

        Payment to shareholders for shares redeemed or repurchased will be made within seven days after receipt by the Transfer Agent. A Fund may delay the payment of redemption proceeds until the check used to purchase the shares being redeemed has cleared, which may take up to 15 days or longer. To reduce such delay, the Funds recommend that all purchases be made by bank wire Federal funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.

EXCHANGE PRIVILEGE

        Class A, Class B or Class C shares of a Fund may be exchanged for shares of the same class of another Fund, for shares of the same class of another series of the Trust, or for shares of the money market fund currently managed by Federated Investors, at the relative net asset values per share at the time of the exchange. Shares of the money market fund currently managed by Federated Investors may be exchanged for Class A shares at relative net asset values per share at the time of the exchange to the extent that the money market fund shares are attributable to Class A shares on which an initial sales charge was previously payable and dividend reinvestments on such Class A shares. An initial sales charge will be imposed on other exchanges of shares of the money market fund currently managed by Federated Investors for Class A shares of the Funds.

        No contingent deferred sales charge applies at the time Class B or Class C shares of a Fund are exchanged for shares of the same class of another Fund or series of the Trust, or for shares of the money market fund currently managed by Federated Investors. However, upon redemption of shares acquired through the exchange, the original purchase date of the Class B or Class C shares exchanged will be used for purposes of calculating the contingent deferred sales charge, if any.
        The total value of shares of a fund purchased by exchange must at least equal the fund's minimum investment requirement. Before exchanging shares, you should consider the differences in investment objectives and expenses of the fund into which the exchange would be made. Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day.

REINSTATEMENT PRIVILEGE

        If you redeem any or all of your Class A shares of a Fund, you may reinvest all or any portion of the redemption proceeds in Class A shares of any Fund (or another series of the Trust) at net asset value without any initial sales charge, provided that you make such reinvestment within 60 calendar days after the redemption date. If you redeem any or all of your Class B or Class C shares of a Fund, and pay a contingent deferred sales charge on those shares, you may reinvest all or any portion of the redemption proceeds in Class B or Class C shares, respectively, of any Fund (or another series of the Trust) and be reimbursed for the amount of the contingent deferred sales charge, provided that you make such reinvestment within 60 calendar days of the redemption date. The original purchase date of the Class B or Class C shares redeemed will be used for purposes of calculating the contingent deferred sales charge, if any, upon redemption of the shares acquired with this privilege.

        The reinstatement privilege may be utilized by a shareholder only once with respect to a Fund and may be subject to other restrictions.

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE

        Electronic transfers through Automated Clearing House ("ACH") allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Initial purchase minimums apply. You must complete the "ACH" section of the application for this privilege to be applicable.

DETERMINATION OF NET ASSET VALUE

        The net asset value per share is determined for each class of shares for each Fund as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each business day (as previously defined) by dividing the value of the Fund's net assets attributable to a class (the class' pro rata share of the value of the Fund's assets minus the class' pro rata share of the value of the Fund's liabilities) by the number of shares of that class outstanding.


        For the Conseco 20 and Conseco High Yield Funds, the assets of the Fund are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. With respect to each of these Funds, short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value.


        For the Conseco International Fund and the International Portfolio, equity securities listed on securities exchanges, including all but United Kingdom securities, are valued at the last quoted sales price on a designated exchange prior to the close of trading on the NYSE or, lacking any sales, on the basis of the last current bid price prior to the close of trading on the NYSE. Securities of the United Kingdom held in the Portfolio are priced at the last jobber price (mid of the bid and offer prices quoted by the leading stock jobber in the security) prior to close of trading on the NYSE. Trading in foreign markets is usually completed each day prior to the close of the NYSE. However, events may occur which affect the values of such securities and the exchange rates between the time of valuation and the close of the NYSE. Should events materially affect the value of such securities during this period, the securities are priced at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board. Assets and liabilities denominated in foreign currencies and forward contracts are translated into U.S. dollar equivalents based on prevailing market rates. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.


DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS


        Dividends from net investment income are declared and distributed quarterly by the Conseco 20 Fund, monthly by the Conseco High Yield Fund, and annually by the Conseco International Fund; however, the Trustees may decide to declare dividends at other intervals. For dividend purposes, (1) net investment income of each of the Conseco 20 and Conseco High Yield Funds consists of all dividends and interest it receives, any net short-term gains and losses from the sale of its investments, and any net gains it realizes from foreign currency transactions, less its expenses (including fees payable to the Adviser and its affiliates), and (2) the Conseco International Fund's net investment income consists of its proportionate share of the Portfolio's dividends and interest, net short-term gains or losses, and net realized gains from foreign currency transactions, if any, less that Fund's expenses and its proportionate share of the Portfolio's expenses. Distributions of each Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- in the case of the Conseco International Fund, its proportionate share of the Portfolio's net capital gain -- are declared and distributed to its shareholders annually after the close of the Fund's fiscal year.

        Dividends and other distributions paid on each class of shares of a Fund are calculated at the same time and in the same manner. Dividends on Class A, Class B, and Class C shares of a Fund are expected to be lower than those on its Class Y shares because Class A, Class B, and Class C shares have higher expenses resulting from their distribution and service fees. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

        DISTRIBUTION OPTIONS. When you open your account, specify on your application how you want to receive your distributions. For retirement accounts, all Fund distributions are reinvested. For other accounts, you have the following options:

        REINVEST ALL DISTRIBUTIONS. You can elect to reinvest all dividends and capital gain distributions from a Fund in additional Fund shares of the same class.

        REINVEST INCOME DIVIDENDS ONLY. You can elect to reinvest dividends from a Fund in additional Fund shares of the same class while receiving capital gain distributions by check or sent to your bank account.

        REINVEST CAPITAL GAIN DISTRIBUTIONS ONLY. You can elect to reinvest capital gain distributions from a Fund in additional Fund shares of the same class while receiving dividends by check or sent to your bank account.

        RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and capital gain distributions from a Fund or have them sent to your bank account.

TAXES

        Each Fund is treated as a separate corporation, and intends to qualify as a "regulated investment company" ("RIC"), under the Code. As such, and by complying with the applicable Code provisions regarding the amount and timing of its distributions, each Fund will be allowed a deduction for amounts distributed to its shareholders from its investment company taxable income (generally, its net investment income as described under "Dividends and Other Distributions") and net capital gain and will not be subject to federal income tax on those amounts. To qualify for treatment as a RIC, each Fund must, among other things, satisfy certain source of income and diversification requirements described in the SAI.


        Each Fund intends to distribute all its investment company taxable income and net capital gain so as to avoid federal income and excise taxes. Dividends from each Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) generally will be taxable to you as ordinary income. The portion of those dividends that does not exceed the aggregate dividends received by the Fund from U.S. corporations will be eligible for the dividends-received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.


        Distributions of each Fund's net capital gain (whether paid in cash or reinvested additional shares), when designated as such, will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a non-corporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. Pursuant to an Internal Revenue Service notice, each Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and its shareholders must treat those portions accordingly.

        Shareholders who are not subject to tax on their income generally will not be required to pay tax on distributions.


        Dividends and other distributions declared by a Fund in October, November, or December, but received by you in January, generally are taxable to you in the year in which declared. Each Fund will inform you after the end of each calendar year as to the amount and nature of dividends and other distributions paid (or deemed paid) to you for that year. The information regarding capital gain distributions designates the portions thereof subject to the different maximum rates of tax applicable to non-corporate taxpayers' net capital gain indicated above.

        When you redeem (sell) shares, it may result in a taxable gain or loss to you, depending on whether you receive more or less than your adjusted basis for the shares. An exchange of any Fund's shares, as described under "Purchase and Redemption of Shares -- Exchange Privilege," generally will have similar tax consequences. Special rules apply when you dispose of Class A shares of a Fund through a redemption or exchange within 90 days after your purchase thereof and subsequently reacquire Class A shares of the same Fund or acquire Class A shares of another Fund or another series of the Trust without paying a sales charge. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when you acquired those shares, and that amount will increase the basis of the shares subsequently acquired. If you purchase shares of a Fund (whether pursuant to the reinstatement privilege or otherwise) within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or part of that loss will not be deductible and will increase the basis of the newly purchased shares.

        No gain or loss will be recognized by a shareholder as a result of a conversion of Class B shares into Class A shares.

        Each Fund is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.


        Some foreign countries may impose income or withholding taxes on certain dividends and interest payable to the International Portfolio. The Conseco International Fund's share of any such withheld taxes may either be treated by that Fund as a deduction or, if it satisfies certain requirements, it may elect to flow the tax through to its shareholders, who in turn may either treat it as a deduction or use it in calculating a credit against their federal income tax.


        The foregoing is only a summary of certain federal income tax considerations affecting your investment in a Fund. More information is contained in the SAI. You should consult with your tax adviser about the effect of an investment in a Fund on your particular tax situation.


PERFORMANCE INFORMATION


        The Funds have no past performance as of the date of this Prospectus. However, the Conseco International Fund invests all of its investable assets in the International Portfolio and, in accordance with SEC staff positions, has adopted the Portfolio's performance as its own. The following table shows the Fund's average annual total returns for the one- and five-year periods ended October 31, 1997 and for the period from the inception of the International Portfolio's predecessor (August 7, 1991) until October 31, 1997. This total return information is presented on a class-by-class basis and reflects the deduction of the maximum sales charge applicable to a class. For periods following the conversion of the International Portfolio's predecessor into a master/feeder structure on November 1, 1995, the total returns shown below represent the actual investment performance of the Portfolio (the master fund) only and would have been lower if the fees and expenses typically imposed by a feeder fund (such as the Conseco International Fund) also had been reflected. Past results do not guarantee future performance.


         Average Annual Total Returns for Periods Ended October 31, 1997
              With Deduction of the Maximum Applicable Sales Charge

                                                     Since Inception
                    1 Year          5 Years          (August 7, 1991)
                    --------        -------          ----------------

Class A Shares       __.__%          __.__%         __.__%

Class B Shares       __.__%          __.__%         __.__%

Class C Shares       __.__%          __.__%         __.__%

                                       40
PAGE>

GENERAL

        Each of the Funds may from time to time advertise certain investment performance information. Performance information may consist of yield and average annual total return quotations reflecting the deduction of all applicable charges over a period of time. A Fund also may use aggregate total return figures for various periods, representing the cumulative change in value of an investment in a Fund for the specific period. Performance information may be shown in schedules, charts or graphs. These figures are based on historical earnings and are not intended to indicate future performance.

        The "yield" of a Fund refers to the annualized net income generated by an investment in that Fund over a specified 30-day period, calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

        The "average annual total return" of a Fund refers to the total rate of return of an investment in the Fund. The figure is computed by calculating average annual compounded rates of return over the one-, five- and ten-year periods that would equate to the initial amount invested to the ending redeemable value, assuming reinvestment of all income dividends and capital gain distributions. "Total return" quotations reflect the performance of the Fund and include the effect of capital changes.

        Further information about the performance of the Funds is contained in the SAI and in the Funds' semi-annual and annual reports to shareholders, which you may obtain without charge by writing the Funds' address or calling the telephone number set forth on the cover page of this Prospectus.


OTHER INFORMATION

BROKERAGE COMMISSIONS

        Subject to the Conduct Rules of the NASD and to obtaining best prices and executions, the Adviser may select brokers who sell shares of the Funds to effect portfolio transactions. The Adviser may also select an affiliated broker to execute transactions for the Funds, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

        Each of the International Portfolio's investment advisers will place its own orders to execute securities transactions. In placing such orders, each investment adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer is considered when making these determinations. Pursuant to written guidelines approved by the AMR Trust Board, an investment adviser of the Portfolio, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so.

SHARES OF BENEFICIAL INTEREST

        All shares of beneficial interest of the Trust are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Funds (or classes of a Fund) differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Fund-by-Fund (or class-by-class) basis. The Trust does not hold routine annual shareholders' meetings. The shares of each Fund issued are fully paid and non-assessable, have no preference or similar rights, and are freely transferable. In addition, each issued and outstanding share in a class of a Fund is entitled to participate equally in dividends and distributions declared by that class.


        On most issues subjected to a vote of the Portfolio's interest holders, as required by the 1940 Act, the CONSECO International Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it does receive voting instructions. Because each interest holder in the Portfolio would vote in proportion to its relative beneficial interest in the Portfolio, one or more other Portfolio investors could, in certain instances, approve an action although a majority of the outstanding voting securities of the CONSECO International Fund had voted against it. This could result in the CONSECO International Fund's redeeming its investment in the Portfolio, which could result in increased expenses for the Fund.


REPORTS TO SHAREHOLDERS

        Investors  in the  Funds  will be  informed  of their  progress  through
periodic  reports.   Financial   statements   certified  by  independent  public
accountants will be submitted to shareholders at least annually.

RETIREMENT PLANS AND MEDICAL SAVINGS ACCOUNTS

        Class A, Class B and Class C shares are available for purchase by qualified retirement plans of both corporations and self-employed individuals. The Trust has available prototype IRA plans (for both individuals and employers), Simplified Employee Pension ("SEP") plans, and savings incentive match plans for employees ("SIMPLE" plans) as well as Section 403(b)(7) Tax-Sheltered Retirement Plans which are designed for employees of public educational institutions and certain non-profit, tax-exempt organizations. The Trust also has information concerning prototype Medical Savings Accounts. For information, call or write the Distributor.

CLASS Y SHARES

        In order to buy Class Y shares you must be an institutional investor or a qualifying individual investor. Institutional investors may include, but are not limited to, the following: (i) tax qualified retirement plans which have (a) at least $10 million in plan assets, or (b) 250 or more employees eligible to participate at the time of purchase, (ii) banks and insurance companies purchasing shares for their own account, (iii) investment companies not affiliated with the Adviser, (iv) tax-qualified retirement plans of the Adviser or brokers, dealers, and other financial intermediaries that have a selling agreement with the Distributor and their affiliates, (v) endowments, foundations and other charitable organizations or (vi) accounts established under wrap fee or asset allocation programs where the accountholder pays the sponsor an asset-based fee. A qualifying individual investor is an investor who is a client of the Adviser and is making a purchase of over $500,000 or whose purchase together with his current holdings of Class Y shares exceeds $500,000 or any other individual who meets the minimum investment requirement.

        Class Y shares are available to eligible institutional investors and qualifying individual investors at net asset value without the imposition of an initial or deferred sales charge and are not subject to ongoing distribution or service fees imposed under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The minimum initial investment in Class Y shares is $500,000, but this requirement may be waived at the discretion of the Trust's officers.

        The Systematic Withdrawal Plan and Pre-Authorized Investment Plan are not available for Class Y shares.

        If you are considering a purchase of Class Y shares of a Fund, please call the Distributor at (800) 825-1530 to obtain information about eligibility and a prospectus.

DISTRIBUTOR

        Conseco Equity Sales, Inc., 11815 N. Pennsylvania Street, Carmel, Indiana 46032, serves as distributor of shares of the Trust.


TRANSFER AGENT


        State Street, 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's transfer agent.


CUSTODIAN


        The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826, serves as custodian of the assets of each Fund (except the Conseco International Fund). State Street serves as custodian of the assets of the Conseco International Fund and of the International Portfolio.


INDEPENDENT PUBLIC ACCOUNTANTS/AUDITORS

        The Trust's independent public accountants are Coopers & Lybrand, L.L.P., 2900 One American Square, Box 82002, Indianapolis, Indiana 46282-0002. The independent auditors of the International Portfolio are Ernst & Young LLP, Dallas, Texas.


LEGAL COUNSEL

        Certain legal matters for the Funds are passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036.


        THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE SAI.

                            TABLE OF CONTENTS OF THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page

               General Information.............................................2
               Investment Restrictions.........................................2
               Description of Securities and Investment Techniques.............6
               Investment Performance ........................................21
               Portfolio Turnover and Securities Transactions.................23
               Management.....................................................26
               Fund Expenses .................................................36
               Distribution Arrangements .....................................36
               Purchase and Redemption of Shares..............................38
               General .......................................................40
               Taxes..........................................................41
               Other Information..............................................47
               Financial Statements...........................................48






If you would like a free copy of the Statement of Additional Information for this Prospectus, please complete this form, detach, and mail to:
        Conseco Fund Group
        Attn:  Administrative Offices
        11815 N. Pennsylvania Street, Carmel, Indiana 46032

Gentlemen:
        Please send me a free copy of the Statement of Additional Information for the Conseco Fund Group at the following address:

Name:
Mailing Address:

        Sincerely,

        (Signature)

APPENDIX A SECURITIES RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa - Bonds which are rated Aaa by Moody's Investors Service, Inc. ("Moody's") are judged to be the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds. Such issues can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S  CORPORATE BOND RATINGS:

AAA - This is the highest rating assigned by Standard & Poor's ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB/B/CCC/CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.+ BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PREFERRED STOCK RATINGS:

Both Moody's and S&P use the same designations for corporate bonds as they do for preferred stock, except that in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks and relative quality, distinctions are comparable to those described above for corporate bonds.

CONSECO FUND GROUP
Administrative Office: 11815 N. Pennsylvania Street, Carmel, Indiana 46032 (317) 817-6300



The Conseco Fund Group (the "Trust") is an open-end diversified management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is a "series" type of mutual fund which issues separate series of shares, each of which represents a separate portfolio of investments. This Prospectus offers shares of three series ("Funds") of the Trust, each with its own investment objective and investment policies. Each Fund offers four classes of shares. This Prospectus relates solely to Class Y shares of the Funds. Class A, Class B and Class C shares are offered to individual investors through a separate
prospectus.   Each  class  may  have  different   expenses,   which  may  affect
performance.


         The investment programs of the Funds are as follows:

         Conseco 20 Fund seeks capital appreciation by investing in a limited number of equity securities. The Fund is "non-diversified" under the 1940 Act and normally concentrates its investments in a core position of approximately 20 common stocks believed to have above-average growth prospects.


         Conseco High Yield Fund seeks a high level of current income, with a secondary objective of capital appreciation, by investing primarily in lower-rated fixed-income securities. These securities are subject to greater fluctuations in value and greater risk of loss of income and principal due to default by the issuer than are higher-rated securities; therefore, investors should carefully assess the risks associated with an investment in this Fund.


         Conseco International Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing all of its investable assets in the International Equity Portfolio (the "Portfolio" or the "International Portfolio") of the AMR Investment Services Trust (the "AMR Trust"), which invests primarily in equity securities of issuers based outside the United States.


         Conseco Capital Management, Inc. (the "Adviser") serves as the Trust's investment adviser. The Adviser supervises the Trust's management and investment program, performs a variety of administrative services on behalf of the Trust, and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser or the Trust. The Trust pays all other expenses incurred in its operations, including fees and expenses of Trustees who are not affiliated persons of the Adviser or the Trust.


         As noted above,  the Conseco  International  Fund seeks its  investment objective by investing all of its investable assets in the International Portfolio. The Portfolio invests in securities in accordance with an investment objective, policies and limitations substantially similar to those of the Fund. The investment experience of the Fund will correspond directly with the investment experience of the Portfolio. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by the Conseco International Fund will be the Fund's interest in the Portfolio. This "master-feeder" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Additional Information About the Master-Feeder Structure." AMR Investment Services, Inc. ("AMR") provides investment management and administrative services to the Portfolio.



                                    * * * * *


         There is no assurance that any of the Funds listed above will achieve its investment objective. The various Funds may be used independently or in combination. You may also purchase shares of the other series of the Trust through a separate prospectus. That prospectus is available upon request by calling 800-825-1530.



         This Prospectus sets forth concisely the information about the Trust and the Funds that an investor should know before investing. A Statement of Additional Information ("SAI") dated January 2, 1998, containing additional information about the Trust and the Funds, has been filed with the SEC and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the SAI without charge by calling or writing the Trust at the address and telephone number above.


INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is January 2, 1998.


                                TABLE OF CONTENTS
                                                                           Page
     COVER PAGE...............................................................1
     FEE TABLE................................................................2
     INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS..........................4
     INVESTMENT TECHNIQUES AND OTHER INVESTMENT POLICIES......................8
     ADDITIONAL INFORMATION ABOUT THE MASTER-FEEDER STRUCTURE................17
     MANAGEMENT..............................................................18
     PURCHASE AND REDEMPTION OF SHARES.......................................22
     DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES................................26
     PERFORMANCE INFORMATION.................................................28
     OTHER INFORMATION.......................................................28
     APPENDIX A SECURITIES RATINGS..........................................A-1



FEE TABLE

         The   following   fee  table  is  provided  to  assist   investors   in
understanding the various fees and expenses which may be borne directly or indirectly by an investment in Class Y shares of the Funds.



                                                           Conseco High      Conseco
Shareholder Transaction Expenses               Conseco 20     Yield       International
--------------------------------               ----------     -----       -------------

Maximum Sales Charge Imposed on Purchases       None          None             None


                                       2

Maximum Sales Charge Imposed on                 None          None             None
Reinvested Dividends

Maximum Contingent Deferred Sales Charge        None          None             None

Redemption Fees                                 None          None             None

Annual Fund Operating Expenses
------------------------------
(as a percentage of average daily net assets)
                                                               (4)                (3)
Management Fees                                 .70%        .60   %           .48%

Administrative Fees                             .20%        .20%              .75%

12b-1 Distribution and Service Fees             None        None              None
                                                                                (3)
Other Expenses (less voluntary fee waivers      .35%        .10%             .52%
and/or reimbursements) (1)
                                                                               (3)
Total Operating Expenses (less voluntary fee   1.25%        .90%            1.75%
waivers and/or reimbursements) (2)

(1) Other Expenses in the fee table are based on estimated amounts for the current fiscal year and exclude taxes, interest, brokerage and other transaction expenses, and any extraordinary expenses.


(2) The expense information set forth above reflects voluntary commitments of the Adviser and Conseco Services, LLC (the "Administrator") to waive a portion of their fees under each Fund's Investment Advisory Agreement and Administration Agreement, respectively, and/or to reimburse a portion of the Fund's expenses through April 30, 1999. The voluntary commitments provide that the Total Operating Expenses for the Funds, on an annual basis, will not exceed the amounts set forth above. In the absence of such waivers and reimbursements (as well as the Adviser's undertaking with respect to the Conseco High Yield Fund as noted below), it is estimated that Other Expenses would be .45%, .25%, and 1.02%, and Total Operating Expenses would be 1.35%, 1.15% and 2.25% of the average daily net assets of the Conseco 20, Conseco High Yield and Conseco International Funds, respectively.

(3) The Adviser has voluntarily agreed to waive all of its fees under the Conseco International Fund's Investment Advisory Agreement so long as that Fund invests all of its investable assets in the International Portfolio.
Accordingly, Management Fees in the fee table reflect only the Conseco International Fund's pro rata portion of the Portfolio's management fees. Similarly, because of the master-feeder structure, Other Expenses in the fee table combines the Conseco International Fund's expenses and that Fund's pro rata portion of the Portfolio's expenses.

(4) The Adviser has voluntarily undertaken to reduce its advisory fee with respect to the Conseco High Yield Fund to 0.60% of the Fund's average daily net assets until April 30, 1999. Absent such undertaking the advisory fee would be 0.70% of the Fund's average daily net assets.


Example

         Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in Class Y of each of the Funds would pay transaction and operating expenses at the end of each year as follows:

                                                1 Year           3 Years
                                                ------           -------
              Conseco 20                         $13               $39
              Conseco High Yield                 $ 9               $28
              Conseco International              $18               $54


The same level of expenses would be incurred if the investments were held throughout the period indicated.


         THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

         Each of the Funds has a different investment objective as described below. There can be no assurance that any of the Funds will achieve its investment objective. Each Fund is subject to the risk of changing economic conditions, as well as the risk inherent in the ability of its investment adviser to make changes in investments in anticipation of changes in economic, business, and financial conditions. The investment objectives of the Funds are not fundamental, as defined below; the investment objective of the International Portfolio is fundamental.

         The different types of securities and investment techniques common to one or more Funds all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates. The investments and investment techniques common to one or more Funds and their risks are described in greater detail in "Description of Securities and Investment Techniques" in the SAI.

         The Funds and the International Portfolio are subject to investment restrictions that are described under "Investment Restrictions" in the SAI. Those investment restrictions that are "fundamental policies" may not be changed without a majority vote of the outstanding shares of the affected Fund or the outstanding interest holders of the International Portfolio. Except as otherwise noted, all investment policies and practices described in this Prospectus and in the SAI are not fundamental, meaning that the Trust's Board of Trustees ("Board") or the AMR Trust's Board of Trustees ("AMR Trust Board") may change them without shareholder approval. See "Description of Securities and Investment Techniques" and "Investment Restrictions" in the SAI for further information.


Conseco 20 Fund


         The investment objective of the Conseco 20 Fund is to seek capital appreciation. The Fund invests primarily in common stocks of companies that the Adviser believes have above-average growth prospects. The Fund is "non-diversified" (meaning that it is not limited under the 1940 Act in the percentage of assets that it may invest in any one issuer) and normally concentrates its investments in a core position of approximately 20 common stocks. Because the Fund may invest a larger portion of its assets in the securities of a single issuer than a "diversified" fund, an investment in the Fund may be subject to greater fluctuations in value than an investment in a "diversified" fund. However, the Fund intends to comply with the standards under the Internal Revenue Code of 1986, as amended (the "Code"), that limit a regulated investment company's investments in any one issuer's securities. See "Taxes" in the SAI.

         The Fund generally will invest in companies whose earnings are believed to be in a relatively strong growth trend and, to a lesser extent, in companies in which significant further growth is not anticipated but whose stocks are thought to be undervalued by the market. In identifying companies with favorable growth prospects, the Adviser ordinarily looks to certain characteristics, such as the following:


     o     prospects for above-average sales and earnings growth
     o     high return on invested capital
     o     overall  financial   strength,   including  sound  financial  and
           accounting  policies  and  a  strong  balance  sheet
     o     competitive advantages,  including  innovative products and service
     o     effective  research,  product  development,  and marketing
     o     stable,  capable management.


         Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks. The Fund may invest a substantial portion of its assets in securities issued by companies with small and medium capitalizations. While the emphasis of the Fund is clearly on common stocks, the Fund may invest its remaining assets in preferred stocks, convertible securities, and warrants, and in debt obligations when the Adviser believes that they are more attractive than stocks on a long-term basis. The debt obligations in which it invests will be primarily investment grade debt securities (as defined below), obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (these obligations are referred to in this Prospectus as "U.S. Government securities"), or short-term fixed-income securities. However, the Fund may invest up to 5% of its total assets in non-investment grade debt obligations. When the Adviser determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed-income securities.


         The Fund may invest up to 25% of its total assets in equity and debt securities of foreign issuers. The Fund presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for more information.


         To maximize potential return, the Adviser may utilize a variety of investment techniques and strategies, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward foreign currency contracts ("forward contracts") and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" in the SAI for further information.


Conseco High Yield Fund



         The investment objective of the Conseco High Yield Fund is to provide investors with a high level of current income, with a secondary objective of capital appreciation. In seeking to achieve the Fund's objectives, the Adviser, under normal circumstances, invests at least 65% of the Fund's total assets in high yield, fixed-income securities (commonly known as "junk bonds"), that is, income-producing debt securities and preferred stocks of all types, including corporate debt securities and preferred stock, convertible securities, zero coupon securities, other deferred interest securities, mortgage-backed securities and asset-backed securities. The Fund may invest in high yield debt securities issued by states and their political subdivisions, agencies, and instrumentalities ("municipal securities"). The interest on the municipal securities in which the Fund invests typically is not exempt from federal income tax. The Fund's remaining assets may be held in cash, money market instruments, or U.S. Government securities, or may be invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the Fund or are acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. Such remaining assets may also be invested in investment grade fixed-income securities
(including municipal securities). Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), securities comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or unrated securities deemed by the Adviser to be of equivalent quality. Moreover, the Fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment.

         Higher yields are generally available from securities rated BB or lower by S&P or Ba or lower by Moody's, securities comparably rated by another NRSRO, or unrated securities of equivalent quality. The Fund may invest all or a substantial portion of its assets in such securities. Debt securities rated below investment grade (i.e., below BBB/Baa) are deemed by the rating agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. The Fund may invest in securities rated as low as C by Moody's or D by S&P, securities comparably rated by another NRSRO, or unrated securities of equivalent quality. Such obligations are highly speculative and may be in default or in danger of default as to principal and interest. Ratings are only the opinions of the agencies issuing them and are not absolute standards as to quality. See "Risks Associated With High Yield Debt Securities" below and "Description of Securities and Investment Techniques" in the SAI. The Appendix to this Prospectus describes Moody's and S&P's rating categories.

         The Fund may invest in zero coupon securities and payment-in-kind securities. A zero coupon security pays no interest to its holders prior to maturity and a payment-in-kind security pays interest in the form of additional securities. These securities will be subject to greater fluctuation in market value in response to changing interest rates than securities of comparable maturities that make periodic cash distributions of interest.


         The Fund may also invest in equity and debt securities of foreign issuers, including issuers based in emerging markets. As a non-fundamental policy, the Fund may invest up to 50% of its total assets (measured at the time of investment) in foreign securities; however, the Fund presently does not intend to invest more than 25% of its total assets in such securities. In addition, the Fund presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for further information.


         The Fund may invest up to 25% of its total assets in private placements, securities traded pursuant to Rule 144A under the Securities Act of 1933 ("1933 Act") (Rule 144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid under guidelines adopted by the Board. As a matter of fundamental policy, the Fund will not (1) invest more than 5% of its total assets in any one issuer, except for U.S. Government securities or (2) invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.


         The Adviser does not rely solely on the ratings of rated securities in making investment decisions but also evaluates other economic and business factors affecting the issuer. The Adviser seeks to enhance total return specifically through purchasing securities which it believes are undervalued and selling, when appropriate, those securities it believes are overvalued. In order to determine value, the Adviser utilizes independent fundamental analysis of the issuer as well as an analysis of the specific structure of the security.

         The Fund may use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objectives. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements, reverse repurchase agreements and dollar rolls; investing in when-issued or delayed delivery securities; selling securities short, and entering into swaps and other interest rate transactions. See "Description of Securities and Investment Techniques" in the SAI for further information.


Conseco International Fund

         The investment objectives of the Conseco International Fund and the International Portfolio are to realize long-term capital appreciation. The Fund has a fundamental investment policy which allows, but does not require, it to invest all of its investable assets in another investment company having substantially the same investment objective and policies. All other fundamental investment policies and the non-fundamental investment policies of the Fund and the Portfolio are substantially similar (except with respect to borrowing, as discussed in the SAI). The Fund invests only in the Portfolio. Therefore, although the following discusses the investment policies of the Portfolio, it applies equally to the Fund.



         The Portfolio invests primarily in a diversified portfolio of equity securities of issuers based outside the United States. AMR allocates the assets of the Portfolio among one or more investment advisers designated for the Portfolio. Hotchkis and Wiley, Morgan Stanley Asset Management Inc. and Templeton Investment Counsel, Inc. currently serve as investment advisers to the Portfolio. See "Management -- AMR and the Investment Advisers to the International Equity Portfolio."


         Ordinarily the Portfolio will invest at least 65% of its assets in common stocks and securities convertible into common stocks of issuers in at least three different countries located outside the United States. However, excluding collateral for securities loaned, the Portfolio generally invests in excess of 80% of its assets in such securities. The remainder of the Portfolio's assets will be invested in non-U.S. debt securities which, at the time of purchase, are rated in one of the three highest rating categories by any NRSRO or, if unrated, are deemed to be of comparable quality by the applicable investment adviser and traded publicly on a world market, or in cash or cash equivalents, including investment grade short-term obligations, or in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, other investment companies and investment grade short-term obligations.

         The investment advisers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.

         Overseas investing carries potential risks not associated with domestic investments. These risks are often greater for investments in emerging or developing countries. See "Investment Techniques and Other Investment Policies -- Foreign Securities" below.

         The Portfolio will limit its investments to those in countries which have been recommended by AMR and which have been approved by the AMR Trust Board. Countries may be added or deleted with AMR Trust Board approval. In determining which countries will be approved, the AMR Trust Board will evaluate the risks of investing in a country and will particularly focus on the ability to repatriate funds, the size and liquidity aspects of the country's market and the investment climate for foreign investors. The current countries in which the Portfolio may invest are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Portugal (as of January 1, 1998), Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom.

         The Portfolio may trade forward foreign currency contracts, which are derivatives, to hedge currency fluctuations of underlying stock or bond positions or in other circumstances permitted by the Commodity Futures Trading Commission. Forward contracts to sell foreign currency may be used when the management of the Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. Forward contracts are also entered into to set the exchange rate for a future transaction. In this manner, the Portfolio may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Forward contracts involve certain risks which include, but are not limited to:
(1) imperfect correlation between the securities hedged and the contracts themselves; and (2) possible decrease in the total return of the Portfolio. Forward contracts are discussed in greater detail in the SAI.

         The Portfolio also may trade currency futures for the same reasons as for entering into forward contracts as set forth above. Currency futures are traded on U.S. and foreign currency exchanges. The use of currency futures also entails certain risks which include, but are not limited to: (1) less liquidity due to daily limits on price fluctuation; (2) imperfect correlation between the securities hedged and the contracts themselves; (3) possible decrease in the total return of the Portfolio due to hedging; (4) possible reduction in value for both the contracts and the securities being hedged; and (5) potential losses in excess of the amounts invested in the currency futures contracts themselves. The Portfolio may not enter into currency futures contracts if the purchase or sale of such contract would cause the sum of the Portfolio's initial and any variation margin deposits to exceed 5% of its total assets. Currency futures contracts, which are derivatives, are discussed in greater detail in the SAI.


         As a matter of fundamental policy, the Portfolio may not (1) invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than U.S. Government securities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Portfolio's total assets, or (2) invest more than 25% of its total assets in the obligations of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to U.S. Government securities; (ii) municipalities and their agencies and authorities are not deemed to be industries; and (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered separate industries). In addition, as a non-fundamental investment restriction, the Portfolio may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.


INVESTMENT TECHNIQUES AND OTHER INVESTMENT POLICIES


         References in this section to "a Fund," "the Funds" or "the Conseco International Fund" include the International Portfolio, unless the context otherwise requires.


Small and Medium Capitalization Companies

         The Conseco 20 Fund may invest a substantial portion of its assets in securities issued by companies with small and medium capitalizations ("small- and mid-cap companies"). While these companies generally have potential for rapid growth, investments in such companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies may lack the management experience, financial resources, product diversification, and competitive strengths of companies with larger market capitalizations. In addition, in many instances the securities of small- and mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, these securities may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small- and mid-cap company securities. As a result, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for the Fund than in a fund that invests in larger, more established companies.

Preferred Stock

         The Funds may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

Debt Securities


         The Conseco 20 and Conseco High Yield Funds may invest in U.S. dollar-denominated corporate debt securities of domestic issuers, and all of the Funds may invest in debt securities of foreign issuers that may or may not be U.S. dollar-denominated.


         The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade debt securities, do not provide the high degree of security with respect to payment of principal and interest associated with higher-rated debt securities, and generally have some speculative characteristics. A debt security will be placed in this rating category when interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated BBB or Baa (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

         Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock (see "Convertible Securities" below), or may be bought as part of a unit containing common stock. A debt security may be subject to redemption at the option of the issuer at a price set in the security's governing instrument.

         In selecting corporate debt securities for the Conseco 20 or Conseco High Yield Fund, the Adviser reviews and monitors the creditworthiness of each issuer and issue. The Adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.


         Risks Associated With High Yield Debt Securities. The Conseco 20 and Conseco High Yield Funds may invest in high yield, high risk, lower-rated debt securities. High yield debt securities are subject to all risks inherent in any investment in debt securities. As discussed below, these risks are significantly greater in the case of high yield debt securities.


         Lower-rated debt securities generally offer a higher yield to maturity than that available from higher-rated issues, as compensation for holding a security that is subject to greater risk. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support. Accordingly, the yield on lower-rated debt securities will fluctuate over time.

         The prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer than are higher-rated bonds. An economic downturn affecting the issuer may result in an increased incidence of default. Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. This market may be thinner and less active than the market for higher quality securities, which may limit the ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

         Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities rated below investment grade (i.e., Ba or lower by Moody's or BB or lower by S&P). Debt securities rated below investment grade are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.

Convertible Securities

         The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

         The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Fund's ability to achieve its investment objective.

Zero Coupon Bonds


         The Conseco 20 and Conseco High Yield Funds may invest in zero coupon securities. Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the market price can reflect a premium or discount, in addition to the original issue discount, reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The original issue discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity (or the first interest payment date) at a rate of interest reflecting the market rate at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.


         The original issue discount on zero coupon bonds must be included in a Fund's income ratably as it accrues. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to a Fund and when the Fund would not otherwise choose to dispose of the assets.

Pay-In-Kind Bonds


         The Conseco High Yield Fund may invest in pay-in-kind bonds. These bonds pay "interest" through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date and the Fund may obtain no return at all on its investment if the issuer defaults.


         The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, the Fund most likely will be required to distribute income accrued with respect to these securities, even though the Fund has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Mortgage-Backed Securities


         The Conseco 20 and Conseco High Yield Funds may invest in mortgage-backed securities. Mortgage-backed securities are interests in "pools" of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities," below). These Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations," below), and in other types of mortgage-related securities. The Conseco 20 Fund presently does not intend to invest more than 5% of its assets in mortgage-backed securities.



         Mortgage Pass-Through Securities. These are securities representing interests in pools of mortgages in which periodic payments of both interest and principal on the securities are made by "passing through" periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae ("FNMA") or Freddie Mac ("FHLMC")). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.


         GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. As a result, GNMA certificates are considered to have a low risk of default, although they are subject to the same market risk as comparable debt securities. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

         FNMA and FHLMC Mortgage-Backed Obligations. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. Government.

         FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

         As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

         Collateralized Mortgage Obligations and Mortgage-Backed Bonds. Mortgage-backed securities may be issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received, although not necessarily on a pro rata basis. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.


         Stripped Mortgage-Backed Securities. The Conseco High Yield Fund may invest in stripped mortgage-backed securities, which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as "IOs") or only the principal portion of the underlying mortgage pools (commonly referred to as "POs"). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality. Most IOs and POs are regarded as illiquid and will be included in the Fund's limit on illiquid securities.


         Risks of Mortgage-Backed Securities. Mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions and IOs and POs, are subject to early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure). Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

Trust Originated Preferred Securities


         The Conseco High Yield Fund may also invest in trust originated preferred securities, a new type of security issued by financial institutions such as banks and insurance companies. Trust originated preferred securities represent interests in a trust formed by a financial institution. The trust sells preferred shares and invests the proceeds in notes issued by the financial institution. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of the notes currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to the Fund. In addition, some trust originated preferred securities are available only to qualified institutional buyers under Rule 144A.


Loan Participations and Assignments


         The Conseco High Yield Fund may also invest in loan participations or assignments. In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations may also be purchased by the Fund when the borrowing company is already in default.


         In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by the Fund will be illiquid and therefore subject to the Fund's limit on illiquid investments.

Collateralized Bond Obligations


         A collateralized bond obligation ("CBO") is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed-income securities. The pool of high yield securities is separated into "tiers" representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.


Foreign Securities

         The Funds may invest in equity securities of foreign issuers, including depositary receipts, and in debt securities of foreign issuers. These securities may be U.S. dollar denominated or non-U.S. dollar denominated. Foreign securities include securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof.

         Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Fund to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that may not move in a manner parallel to U.S. markets.

         Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, and the possible imposition of exchange controls or other foreign governmental laws or restrictions on foreign investments or repatriation of capital. In addition, with respect to certain countries, there is the possibility of nationalization or expropriation of assets; confiscatory taxation; political, social or financial instability; and war or other diplomatic developments that could adversely affect investments in those countries. Since a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund generally will incur costs in connection with conversion between various currencies.

         There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs, custodial fees and management costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

         All of the foregoing risks may be intensified in emerging markets.

         Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Fund or its investors in all cases.

         American Depositary Receipts ("ADRs") are certificates issued by a U.S. bank or trust company representing an interest in securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Funds may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. European Depositary Receipts ("EDRs") are certificates issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. EDRs are designed for use in European securities markets.


Restricted Securities, Rule 144A Securities, and Illiquid Securities (Conseco 20 and Conseco High Yield Funds)



         These Funds may invest in restricted securities, such as private placements, and in Rule 144A securities. Once acquired, restricted securities may be sold by a Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. If sold in a privately negotiated transaction, a Fund may have difficulty finding a buyer and may be required to sell at a price that is less than it had anticipated. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities are generally considered illiquid.


         Rule 144A securities, although not registered, may be resold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. The Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid.

         A Fund may not invest in any security if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued.


Private Placement Offerings (Conseco International Fund and International Portfolio)


         Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act, and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Portfolio that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolio through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity. The Portfolio will not invest more than 15% of its net assets in Section 4(2) securities and illiquid securities unless the applicable investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) securities held by the Portfolio in excess of this level are at all times liquid.

         The AMR Trust Board and the applicable investment adviser, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolio's investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as: valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing the Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Repurchase Agreements

         The Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, to minimize the risk, the Funds will enter into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the Board or the AMR Trust Board.

Securities Lending

         The Funds may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, U.S. Government securities, and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans would exceed 33 1/3% of a Fund's total assets. A Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Funds seek to minimize this risk by making loans only to borrowers which are deemed by the Adviser or AMR to be of good financial standing and which have been approved by the Board or the AMR Trust Board.

         AMR will receive compensation for administrative and oversight functions with respect to securities lending by the International Portfolio. The amount of such compensation will depend on the income generated by the loan of the Portfolio's securities. The SEC has granted exemptive relief that permits the Portfolio to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by AMR.


         Subject to the receipt of exemptive relief from the SEC, the Portfolio also may invest cash collateral received from securities lending transactions in shares of one or more registered investment companies managed by AMR.



Borrowing



         The Conseco 20 and Conseco High Yield Funds may borrow money to purchase securities, which is a form of leverage. This leverage may exaggerate the gains and losses on a Fund's investments and changes in the net asset value of that Fund's shares. Leverage also creates interest expenses; if those expenses exceed the return on the transactions that the borrowings facilitate, the Fund will be in a worse position than if it had not borrowed. The use of derivatives in connection with leverage may create the potential for significant losses. The Funds may pledge assets in connection with permitted borrowings.


ADDITIONAL INFORMATION ABOUT THE MASTER-FEEDER STRUCTURE


         The Conseco International Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in the International Portfolio of the AMR Trust, which is a separate investment company managed by AMR. The AMR Trust is registered under the 1940 Act as an open-end diversified management investment company and was organized as a New York common law trust on June 27, 1995. The predecessor of the International Portfolio commenced operations on August 7, 1991 and transferred all of its investable assets to the Portfolio on November 1, 1995. The AMR Trust currently issues eight separate series of shares. The assets of the Portfolio belong only to, and the liabilities of the Portfolio are borne solely by, that Portfolio and no other series of the AMR Trust.



         The Board believes that the Conseco International Fund will achieve economies of scale by investing in the Portfolio, which could reduce the Fund's expenses. In addition to selling its interests to the Conseco International Fund, the Portfolio currently sells its interests to other investment companies and/or other institutional investors. All institutional investors in the Portfolio pay a proportionate share of the Portfolio's expenses and invest in the Portfolio on the same terms and conditions. However, other investment companies investing all of their assets in the Portfolio are not required to sell their shares at the same public offering price as the Conseco International Fund and are allowed to charge different sales commissions and to have different fees and expenses. Therefore, investors in the Conseco International Fund may experience different returns than investors in another investment company that invests exclusively in the Portfolio. Information regarding other investment companies that invest in the Portfolio is available by calling (800) 967-9009.



         The Conseco International Fund's investment in the Portfolio may be materially affected by the actions of large investors in the Portfolio. For example, as with all open-end investment companies, if a large investor were to redeem its interest in the Portfolio, the Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, the Portfolio's security holdings also could become less diverse, resulting in increased risk. Investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio could have effective voting control over its operation.



         The Conseco International Fund may withdraw its entire investment from the Portfolio at any time if the Board determines that it is in the best interests of the Conseco International Fund and its shareholders to do so. The Conseco International Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Conseco International Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Conseco International Fund and could affect adversely the liquidity of the Conseco International Fund's portfolio. If the Conseco International Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the Conseco International Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the Conseco International Fund's assets by the Adviser in accordance with the Fund's investment objective and policies or the investment of all of the Conseco International Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. In the event the Board determines not to have the Adviser manage the Conseco International Fund's assets, the inability of the Fund to find a suitable replacement investment could have a significant impact on shareholders of the Conseco International Fund.



         Each investor in the Portfolio, including the Conseco International Fund, will be liable for all obligations of the Portfolio, but not any other series of the AMR Trust. The risk to an investor in the Portfolio of incurring financial loss beyond the amount of its investment on account of such liability, however, would be limited to the unlikely circumstance in which the Portfolio was unable to meet its obligations. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors. For additional information regarding liability of shareholders of the Conseco International Fund, see "General" in the SAI.


MANAGEMENT

         The Trustees of the Trust decide upon matters of general policy for the Trust. In addition, the Trustees review the actions of the Adviser, as set forth below. The Trust's officers supervise the daily business operations of the Trust. For information about the Trust's Board of Trustees and the Trust's officers, see "Management" in the SAI. The AMR Trust Board has general supervisory responsibility over the AMR Trust's affairs.

The Adviser

         Conseco Capital Management, Inc., 11825 N. Pennsylvania Street, Carmel, Indiana 46032, has been retained under an Investment Advisory Agreement with the Trust to provide investment advice and in general to supervise the management and investment program of the Trust and each Fund. The Adviser is a wholly-owned subsidiary of Conseco, Inc., a publicly-owned financial services company, the principal operations of which are in development, marketing, and administration of specialized annuity, life and health insurance products. The Adviser also manages another registered investment company and all of the invested assets of its parent company, Conseco, Inc., which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to the Conseco companies and affiliates.


         The Adviser generally manages the affairs of the Trust, subject to the supervision of the Board. While the Conseco International Fund operates in a "master-feeder" structure, the Adviser is responsible for selecting the investment company in which that Fund invests. If the Adviser is not satisfied with the performance of that investment company, the Adviser will recommend to the Board other investment companies in which the Conseco International Fund may invest, or recommend that the Adviser manage the Conseco International Fund itself.

         Under the Investment Advisory Agreement, the Adviser has contracted to receive an investment advisory fee equal to an annual rate of .70% of the average daily net asset value of the Conseco High Yield Fund, .70% of the average daily net asset value of the Conseco 20 Fund and 1.00% of the average daily net asset value of the Conseco International Fund. The Adviser has voluntarily agreed to waive all of its fees under the Conseco International Fund's Investment Advisory Agreement so long as that Fund invests all of its investable assets in the International Portfolio or another investment company with substantially the same investment objective and policies as the Fund. For more information about the Portfolio's management, see "AMR and the Investment Advisers to the International Equity Portfolio" below. The Adviser, together with the Administrator and the Distributor, have voluntarily agreed to waive their fees and/or reimburse expenses to the extent that the ratio of expenses to net assets on an annual basis for Class Y shares of the Conseco High Yield Fund exceeds 0.90%, the Conseco 20 Fund exceeds 1.25%, and the International Fund exceeds 1.75%. These voluntary limits may be discontinued at any time after April 30, 1999.



         The investment professionals primarily responsible for the management of the Conseco 20 and Conseco High Yield Funds, with the respective responsibilities and business experience for the past five years are as follows:


         CONSECO 20 FUND: Thomas J. Pence, Vice President for the Adviser, and Erik J. Voss, Senior Securities Analyst for the Adviser. Mr. Pence is responsible for the management of the Adviser's equity portfolios and oversight of the equity investment process. Mr. Pence joined the Adviser in 1992.

         Mr. Voss assists in research and portfolio management for all of the Adviser's equity portfolios. Mr. Voss joined the Adviser in 1996. Previously, he worked as an equity analyst for another investment adviser.


         CONSECO HIGH YIELD FUND: Michael C. Buchanan, Second Vice President of the Adviser, and William F. Ficca, Vice President and Director of Research of the Adviser. Mr. Buchanan is responsible for the Adviser's high yield, emerging markets and distressed debt trading, as well as overseeing its investment grade bond trading and Canadian research. Previously, he worked at the Adviser in convertible securities trading and industrial fixed-income research. Mr. Buchanan joined the Adviser in 1990.


         Mr. Ficca oversees the Adviser's research efforts. In addition, he is the portfolio manager of certain other investment products managed by the Adviser. Mr. Ficca joined the Adviser in 1991. Previously, Mr. Ficca worked in investment banking and traded corporate and government bonds.


         The Adviser has taken steps that it believes are reasonably designed to address the potential failure of computer programs used by the Adviser and the Funds' service providers to address the Year 2000 issue. There can be no assurance that these steps will be sufficient to avoid any adverse impact.


AMR and the Investment Advisers to the International Equity Portfolio


         AMR has entered into a Management Agreement with the AMR Trust that obligates AMR to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust, including the Conseco International Portfolio. AMR, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of October 31, 1997, AMR had assets under management totaling approximately $18.4 billion including approximately $6.6 billion under active management and $11.8 billion as named fiduciary or fiduciary adviser. Of the total, approximately $14.3 billion of assets are related to AMR Corporation.

         AMR develops the investment program for the International Portfolio, selects and changes investment advisers (subject to approval by the AMR Trust Board), allocates assets among investment advisers, monitors their investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions. For more information about these matters, see the SAI. AMR also provides the Portfolio with office space, office equipment and personnel necessary to manage and administer its operations.



         AMR oversees the Portfolio's participation in securities lending activities and any action taken by securities lending agents in connection with those activities to ensure compliance with all applicable regulatory and investment guidelines.



         AMR bears the expense of providing the above services and pays the fees of the Portfolio's investment advisers. As compensation for doing so, AMR receives from the Portfolio an annualized advisory fee that is calculated and accrued daily, equal to the sum of (1) 0.10% of the net assets of the Portfolio, plus (2) all fees payable by AMR to the Portfolio's investment advisers as described below. The advisory fee is payable quarterly in arrears. AMR also receives compensation in connection with securities lending activities. If the Portfolio lends its portfolio securities and receives cash collateral from the borrower, AMR will receive up to 25% of the net annual interest income (the gross interest earned by the investment less the amount paid to the borrower as well as related expenses) received from the investment of such cash. If a borrower posts collateral other than cash, the borrower will pay to the Portfolio a loan fee. AMR may receive up to 25% of the loan fees posted by borrowers. Currently, AMR receives 10% of the net annual interest income from the investment of cash collateral or 10% of the loan fees posted by borrowers.


         William F. Quinn has served as President of AMR since it was founded in 1986 and Nancy A. Eckl serves as Vice President Trust Investments of AMR. Ms. Eckl previously served as Vice President - Finance and Compliance of AMR from December 1990 to May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Portfolio. These responsibilities include oversight of the investment advisers to the Portfolio, regular review of each investment adviser's performance and asset allocations among them.


         The Portfolio's investment advisers are listed below. Each investment adviser has entered into a separate investment advisory agreement with AMR to provide investment advisory services to the Portfolio. AMR is permitted to enter into new or modified advisory agreements with existing or new investment advisers without approval of Conseco International Fund shareholders or International Portfolio interest holders, but subject to approval of the AMR Trust Board. The SEC issued an exemptive order which eliminates the need for shareholder/interest holder approval, subject to compliance with certain conditions. These conditions include the requirement that within 90 days of hiring a new adviser or implementing a material change with respect to an advisory contract, the Fund send a notice to shareholders containing information about the change that would be included in a proxy statement. AMR recommends investment advisers to the AMR Trust Board based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by AMR. Allocations among investment advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. AMR need not allocate assets to each investment adviser designated for the Portfolio. The investment advisers can be terminated without penalty to the AMR Trust by AMR, the AMR Trust Board or the interest holders of the Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and AMR does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.


         The investment advisers provide the Portfolio with portfolio investment management and related recordkeeping services. Each investment adviser has discretion to purchase and sell securities for its segment of the Portfolio's assets in accordance with the Portfolio's objective, policies and restrictions and the more specific strategies provided by AMR. As compensation for its services, each investment adviser is paid a fee by AMR out of the proceeds of the management fee received by AMR from the Portfolio.


         Hotchkis and Wiley, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley. Hotchkis and Wiley became a division of the Capital Management Group of Merrill Lynch Asset Management, L.P., a wholly-owned indirect subsidiary of Merrill Lynch & Co., Inc., on November 12, 1996. Assets under management as of October 31, 1997 were approximately $11.8 billion, which included approximately $1.6 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. The advisory contract provides for AMR to pay Hotchkis and Wiley an annualized fee equal to
 .60% of the first $10 million of assets under its discretionary management, .50% of the next $140 million of assets, .30% of the next $50 million of assets, .20% of the next $800 million of assets and .15% of all excess assets.



         Morgan Stanley Asset Management Inc. ("MSAM"), 25 Cabot Square, London, United Kingdom E14 4QA, is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. As of September 30, 1997, MSAM had assets under management totaling approximately $142.5 billion, including approximately $122.3 billion under active management and $20.2 billion as named fiduciary or fiduciary adviser. As of September 30, 1997, MSAM had investment authority over approximately $57.9 million of assets of AMR Corporation and its subsidiaries and affiliated entities. AMR pays MSAM an annual fee equal to .80% of the first $25 million in assets under its discretionary management, .60% of the next $25 million in assets, .50% of the next $25 million in assets and .40% of all excess assets.



         Templeton Investment Counsel, Inc. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of September 30, 1997, Templeton had discretionary investment management authority with respect to approximately $25.3 billion of assets, including approximately $522.4 million of assets of AMR Corporation and its subsidiaries and affiliated entities. AMR pays Templeton an annualized fee equal to .50% of the first $100 million in assets under its discretionary management, .35% of the next $50 million in assets, .30% of the next $250 million in assets and .25% on assets over $400 million.


         Solely for the purpose of determining the applicable percentage rates when calculating the fees for each investment adviser other than MSAM, there shall be included all other assets or trust assets of American Airlines, Inc. also under management by each respective investment adviser. For the purpose of determining the applicable percentage rates when calculating MSAM's fees, all equity account assets managed by MSAM on behalf of American Airlines, Inc. shall be included. The inclusion of any such assets will result in lower overall fee rates being applied to the Portfolio.

Administrative Fees


         Pursuant to an administration agreement ("Administration Agreement"), the Administrator supervises the overall administration of the Funds. These administrative services include supervising the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. In addition, while the Conseco International Fund operates in a "master-feeder" structure, the Administrator will monitor the performance of the investment company in which the Conseco International Fund invests, coordinate the Conseco International Fund's relationship with that investment company and communicate with the Board and shareholders regarding the performance of that investment company and the Fund's master-feeder structure.



         For providing these services, the Administrator receives a fee from each of the Conseco 20 and Conseco High Yield Funds of .20% per annum of its average daily net assets and a fee from the Conseco International Fund of .75% per annum of its average daily net assets. Pursuant to the Administration Agreement, the Administrator reserves the right to employ one or more sub-administrators to perform administrative services for the Funds. The Bank of New York performs certain administrative services for each of the Funds, and AMR and State Street Bank and Trust Company ("State Street") perform services for the Conseco International Fund, pursuant to agreements with the Administrator.


PURCHASE AND REDEMPTION OF SHARES

How to Buy Shares

         You may purchase shares from any broker, dealer, or other financial intermediary that has a selling agreement with the Distributor. These firms may charge for their services in connection with your purchase order. In addition, as discussed below, an account may be opened for the purchase of shares of a Fund by mailing to the Conseco Fund Group, P.O. Box 8017, Boston, Massachusetts 02266-8017, a completed account application and a check payable to the appropriate Fund. Or you may telephone (800) 986-3384 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application.

         In order to buy Class Y shares you must be an institutional investor or a qualifying individual investor. Institutional investors may include, but are not limited to, the following: (i) tax qualified retirement plans which have (a) at least $10 million in plan assets, or (b) 250 or more employees eligible to participate at the time of purchase, (ii) banks and insurance companies purchasing shares for their own account, (iii) investment companies not affiliated with the Adviser, (iv) tax-qualified retirement plans of the Adviser or brokers, dealers, and other financial intermediaries that have a selling agreement with the Distributor and their affiliates, (v) endowments, foundations and other charitable organizations or (vi) accounts established under wrap fee or asset allocation programs where the accountholder pays the sponsor an asset-based fee. A qualifying individual investor is an investor who is a client of the Adviser and is making a purchase of over $500,000 or whose purchase together with his current holdings of Class Y shares exceeds $500,000 or any other individual who meets the minimum investment requirement.

         Purchase orders for all Funds are accepted only on a business day as defined below. Orders for shares received by the Funds' Transfer Agent on any business day prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern Time) will receive that day's offering price, which is net asset value. Orders received by the Transfer Agent after such time but prior to the close of business on the next business day will receive the next business day's offering price. If you purchase shares through a broker, dealer, or other financial intermediary, that firm is responsible for forwarding payment promptly to the Transfer Agent. A "business day" is any day on which the NYSE is open for business. It is anticipated that the NYSE will be closed Saturdays and Sundays and on days on which the NYSE observes New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Your initial purchase amount must be at least $500,000. However, the minimum may be waived at the discretion of a Fund's officers. Each Fund and the Distributor or Transfer Agent reserves the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

         The Distributor may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made by the Distributor or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

         You will receive a confirmation of each new transaction in your account, which will also show you the number of Fund shares you own and the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued.

Purchases By Wire

         Purchases by wire transfer should be directed to the Transfer Agent. To receive an account number call (800) 986-3384 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern Time) on a business day (as defined above) on which your bank is open for business. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and the wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to: ABA # 011000028, State Street Bank, Boston, MA, Account # 9905-244-1. If you arrange for receipt by the Transfer Agent of Federal funds prior to the close of regular trading (normally 4:00 p.m. Eastern
Time) of the NYSE on a business day as defined above, you will receive that day's offering price. Your bank may charge for these services.

Purchases Through Brokers, Dealers and Other Financial Intermediaries

         Certain brokers, dealers, and other financial intermediaries may be authorized to accept purchase orders on behalf of the Funds. A Fund will be deemed to have received a purchase order when an authorized broker, dealer, or other financial intermediary accepts the order. Orders placed through an authorized broker, dealer, or other financial intermediary will receive the offering price next calculated after the order has been accepted by such an authorized firm. In all other cases, it is the responsibility of the broker, dealer, or other financial intermediary to forward customer orders received prior to the close of the NYSE to the Transfer Agent prior to its close of business that same day (normally 4:00 p.m. Eastern Time).

         Brokers, dealers and other financial intermediaries are required to provide payment within three business days after placing an order. WHEN MAKING PAYMENT FOR CONFIRMED PURCHASES VIA FEDERAL FUNDS WIRE, SUCH FIRMS MUST REFERENCE THE CONFIRMATION NUMBER TO ENSURE TIMELY CREDIT.

Purchases By Check

         An initial investment made by check must be accompanied by an application, completed in its entirety. Additional shares of the Funds may also be purchased by sending a check payable to the applicable Fund, along with information regarding your account, including the account number, to the Transfer Agent. All checks should be drawn only on U.S. banks in U.S. funds, in order to avoid fees and delays. A charge may be imposed if any check submitted for investment does not clear. Third party checks will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.

How to Redeem Shares of the Funds

         Shares of Class Y are redeemed at net asset value next determined after receipt of a redemption request in good form on any business day.

Redemptions by Mail

         A written request for redemption must be received by the Transfer Agent to constitute a valid tender for redemption. It will also be necessary for corporate investors and other associations to have an appropriate certification authorizing redemptions by a corporation or an association on file before a redemption request will be considered in proper form. A suggested form of such certification is provided on the application accompanying this Prospectus. A signature guarantee is required for redemptions of $50,000 or more. A signature guarantee may be obtained from most banks, brokers and dealers, credit unions, savings associations and financial institutions, but not from a notary public.


Redemptions by Wire or Telephone

         Brokers, dealers, or other financial intermediaries may communicate redemption orders by wire or telephone. These firms may charge for their services in connection with your redemption request but neither the Funds nor the Distributor imposes any such charges.

         The  Funds  and the  Transfer  Agent  will not be  responsible  for the authenticity  of  telephone  instructions  or  losses,  if any,  resulting  from unauthorized shareholder transactions if the Funds or the Transfer Agent reasonably believe that such instructions are genuine. The Funds and the Transfer Agent have established procedures that the Funds believe are reasonably appropriate to confirm that instructions communicated by telephone are genuine. These procedures include: (i) recording telephone instructions for exchanges and expedited redemptions; (ii) requiring the caller to give certain specific identifying information; and (iii) providing written confirmations to shareholders of record not later than five days following any such telephone transactions. If the Funds and the Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Redemptions Through Brokers, Dealers and Other Financial Intermediaries


         Certain brokers, dealers, and other financial intermediaries may be authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when an authorized broker, dealer, or other financial intermediary accepts the order. Orders placed through an authorized broker, dealer, or other financial intermediary will receive the net asset value next calculated after the order has been accepted by such an authorized firm. In all other cases, it is the responsibility of the broker, dealer, or other financial intermediary to forward customer redemption orders received prior to the close of the NYSE to the Transfer Agent prior to its close of business that same day (normally 4:00 p.m. Eastern Time).


Expedited Redemptions

         You may have the payment of redemption requests (of $250 or more) wired or mailed directly to a domestic commercial bank account that you have previously designated. Normally, such payments will be transmitted on the second business day following receipt of the request (provided redemptions may be made). You may request a wire redemption by telephone or written request sent to the Transfer Agent. For telephone redemptions, call the Transfer Agent at (800) 986-3384. You must complete the "Expedited Redemptions" section of the application for this privilege to be applicable.

General

         Payment to shareholders for shares redeemed or repurchased will be made within seven days after receipt by the Transfer Agent. A Fund may delay the payment of redemption proceeds until the check used to purchase the shares being redeemed has cleared, which may take up to 15 days or longer. To reduce such delay, the Funds recommend that all purchases be made by bank wire Federal funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.

Exchange Privilege

        Class Y shares of a Fund may be exchanged for Class Y shares of another Fund or for Class Y shares of another series of the Trust, at the relative net asset values per share at the time of the exchange. The total value of shares of a fund purchased by exchange must at least equal the fund's minimum investment requirement. Before exchanging shares, you should consider the differences in investment objectives and expenses of the fund into which the exchange would be made. Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day.

Electronic Transfers Through Automated Clearing House

         Electronic transfers through Automated Clearing House ("ACH") allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Initial purchase minimums apply. You must complete the "ACH" section of the application for this privilege to be applicable.

Determination of Net Asset Value

         The net asset value per share is determined for each class of shares for each Fund as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each business day (as previously defined) by dividing the value of the Fund's net assets attributable to a class (the class' pro rata share of the value of the Fund's assets minus the class' pro rata share of the value of the Fund's liabilities) by the number of shares of that class outstanding.


         For the Conseco 20 and Conseco High Yield Funds, the assets of the Fund are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. With respect to each of these Funds, short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value.


         For the Conseco International Fund and the International Portfolio, equity securities listed on securities exchanges, including all but United Kingdom securities, are valued at the last quoted sales price on a designated exchange prior to the close of trading on the NYSE or, lacking any sales, on the basis of the last current bid price prior to the close of trading on the NYSE. Securities of the United Kingdom held in the Portfolio are priced at the last jobber price (mid of the bid and offer prices quoted by the leading stock jobber in the security) prior to close of trading on the NYSE. Trading in foreign markets is usually completed each day prior to the close of the NYSE. However, events may occur which affect the values of such securities and the exchange rates between the time of valuation and the close of the NYSE. Should events materially affect the value of such securities during this period, the securities are priced at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board. Assets and liabilities denominated in foreign currencies and forward contracts are translated into U.S. dollar equivalents based on prevailing market rates. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.



DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and Other Distributions


         Dividends from net investment income are declared and distributed quarterly by the Conseco 20 Fund, monthly by the Conseco High Yield Fund, and annually by the Conseco International Fund; however, the Trustees may decide to declare dividends at other intervals. For dividend purposes, (1) net investment income of each of the Conseco 20 and Conseco High Yield Funds consists of all dividends and interest it receives, any net short-term gains and losses from the sale of its investments, and any net gains it realizes from foreign currency transactions, less its expenses (including fees payable to the Adviser and its affiliates), and (2) the Conseco International Fund's net investment income consists of its proportionate share of the Portfolio's dividends and interest, net short-term gains or losses, and net realized gains from foreign currency transactions, if any, less that Fund's expenses and its proportionate share of the Portfolio's expenses. Distributions of each Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- in the case of the Conseco International Fund, its proportionate share of the

Portfolio's net capital gain -- are declared and distributed to its shareholders annually after the close of the Fund's fiscal year.


         Dividends and other distributions paid on each class of shares of a Fund are calculated at the same time and in the same manner. Dividends on Class A, Class B, and Class C shares of a Fund are expected to be lower than those on its Class Y shares because Class A, Class B, and Class C shares have higher expenses resulting from their distribution and service fees. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

         DISTRIBUTION OPTIONS. When you open your account, specify on your application how you want to receive your distributions. For retirement accounts, all Fund distributions are reinvested. For other accounts, you have the following options:

         REINVEST ALL DISTRIBUTIONS. You can elect to reinvest all dividends and capital gain distributions from a Fund in additional Class Y shares of the Fund.

         REINVEST INCOME DIVIDENDS ONLY. You can elect to reinvest dividends from a Fund in Class Y shares of the Fund while receiving capital gain distributions by check or sent to your bank account.

         REINVEST CAPITAL GAIN DISTRIBUTIONS ONLY. You can elect to reinvest capital gain distributions from a Fund in Class Y shares of the Fund while receiving dividends by check or sent to your bank account.

         RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and capital gain distributions from a Fund or have them sent to your bank account.

Taxes


         Each Fund is treated as a separate corporation, and intends to qualify as a "regulated investment company" ("RIC"), under the Code. As such, and by complying with the applicable Code provisions regarding the amount and timing of its distributions, each Fund will be allowed a deduction for amounts distributed to its shareholders from its investment company taxable income (generally, its net investment income as described under "Dividends and Other Distributions") and net capital gain and will not be subject to federal income tax on those amounts. To qualify for treatment as an RIC, each Fund must, among other things, satisfy certain source of income and diversification requirements described in the SAI.



         Each Fund intends to distribute all its investment company taxable income and net capital gain so as to avoid federal income and excise taxes. Dividends from each Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) generally will be taxable to you as ordinary income. The portion of those dividends that does not exceed the aggregate dividends received by the Fund from U.S. corporations will be eligible for the dividends-received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.



         Distributions of each Fund's net capital gain (whether paid in cash or reinvested additional shares), when designated as such, will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a non-corporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. Pursuant to an

Internal Revenue Service notice, each Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and its shareholders must treat those portions accordingly.


         Shareholders who are not subject to tax on their income generally will not be required to pay tax on distributions.


         Dividends and other distributions declared by a Fund in October, November, or December, but received by you in January, generally are taxable to you in the year in which declared. Each Fund will inform you after the end of each calendar year as to the amount and nature of dividends and other distributions paid (or deemed paid) to you for that year. The information regarding capital gain distributions designates the portions thereof subject to the different maximum rates of tax applicable to non-corporate taxpayers' net capital gain indicated above.


         When you redeem (sell) shares, it may result in a taxable gain or loss to you, depending on whether you receive more or less than your adjusted basis for the shares. An exchange of any Fund's shares, as described under "Purchase and Redemption of Shares -- Exchange Privilege," generally will have similar tax consequences. If you purchase shares of a Fund within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or part of that loss will not be deductible and will increase the basis of the newly purchased shares.

         Each Fund is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.


         Some foreign countries may impose income or withholding taxes on certain dividends and interest payable to the International Portfolio. The Conseco International Fund's share of any such withheld taxes may either be treated by that Fund as a deduction or, if it satisfies certain requirements, it may elect to flow the tax through to its shareholders, who in turn may either treat it as a deduction or use it in calculating a credit against their federal income tax.



         The foregoing is only a summary of certain federal income tax considerations affecting your investment in a Fund. More information is contained in the SAI. You should consult with your tax adviser about the effect of an investment in a Fund on your particular tax situation.

PERFORMANCE INFORMATION


The Funds have no past performance as of the date of this Prospectus. However, the Conseco International Fund invests all of its investable assets in the International Portfolio and, in accordance with SEC staff positions, has adopted the Portfolio's performance as its own. The following table shows the Fund's average annual total returns for the one- and five-year periods ended October 31, 1997 and for the period from the inception of the International Portfolio's predecessor (August 7, 1991) until October 31, 1997. For periods following the conversion of the International Portfolio's predecessor into a master/feeder structure on November 1, 1995, the total returns shown below represent the actual investment performance of the Portfolio (the master fund) only and would have been lower if the fees and expenses typically imposed by a feeder fund (such as the Conseco International Fund) also had been reflected. Past results do not guarantee future performance.



         Average Annual Total Returns for Periods Ended October 31, 1997
              With Deduction of the Maximum Applicable Sales Charge


                                                Since Inception
     1 Year           5 Years                  (August 7, 1991)
     ------           -------                  ----------------

     19.40%           18.27%                        12.33%


General

         Each of the Funds may from time to time advertise certain investment performance information. Performance information may consist of yield and average annual total return quotations reflecting the deduction of all applicable charges over a period of time. A Fund also may use aggregate total return figures for various periods, representing the cumulative change in value of an investment in a Fund for the specific period. Performance information may be shown in schedules, charts or graphs. These figures are based on historical earnings and are not intended to indicate future performance.

         The "yield" of a Fund refers to the annualized net income generated by an investment in that Fund over a specified 30-day period, calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

         The "average annual total return" of a Fund refers to the total rate of return of an investment in the Fund. The figure is computed by calculating average annual compounded rates of return over the one-, five- and ten-year periods that would equate to the initial amount invested to the ending redeemable value, assuming reinvestment of all income dividends and capital gain distributions. "Total return" quotations reflect the performance of the Fund and include the effect of capital changes.

         Further information about the performance of the Funds is contained in the SAI and in the Funds' semi-annual and annual reports to shareholders, which you may obtain without charge by writing the Funds' address or calling the telephone number set forth on the cover page of this Prospectus.


OTHER INFORMATION

Brokerage Commissions

         Subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and to obtaining best prices and executions, the Adviser may select brokers who sell shares of the Funds to effect portfolio transactions. The Adviser may also select an affiliated broker to execute transactions for the Funds, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

         Each of the International Portfolio's investment advisers will place its own orders to execute securities transactions. In placing such orders, each investment adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer is considered when making these determinations. Pursuant to written guidelines approved by the AMR Trust Board, an investment adviser of the Portfolio, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so.

Shares of Beneficial Interest


         All shares of beneficial interest of the Trust are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Funds (or classes of a Fund) differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Fund-by-Fund (or class-by-class) basis. The Trust does not hold routine annual shareholders' meetings. The shares of each Fund issued are fully paid and non-assessable, have no preference, conversion or similar rights, and are freely transferable. In addition, each issued and outstanding share in a class of a Fund is entitled to participate equally in dividends and distributions declared by that class.



         On most issues subjected to a vote of the Portfolio's interest holders, as required by the 1940 Act, the Conseco International Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it does receive voting instructions. Because each interest holder in the Portfolio would vote in proportion to its relative beneficial interest in the Portfolio, one or more other Portfolio investors could, in certain instances, approve an action although a majority of the outstanding voting securities of the Conseco International Fund had voted against it. This could result in the Conseco International Fund's redeeming its investment in the Portfolio, which could result in increased expenses for the Fund.


Reports to Shareholders

         Investors  in the Funds  will be  informed  of their  progress  through
periodic  reports.   Financial   statements   certified  by  independent  public
accountants will be submitted to shareholders at least annually.

Retirement Plans and Medical Savings Accounts

         Class Y shares are available for purchase by qualified retirement plans of both corporations and self-employed individuals. The Trust has available prototype Individual Retirement Account ("IRA") plans (for both individuals and employers), Simplified Employee Pension ("SEP") plans, and savings incentive match plans for employees ("SIMPLE" plans) as well as Section 403(b)(7) Tax-Sheltered Retirement Plans which are designed for employees of public educational institutions and certain non-profit, tax-exempt organizations. The Trust also has information concerning prototype Medical Savings Accounts. For information, call or write the Distributor.

Class A, Class B and Class C Shares

        In addition to Class Y Shares, the Trust also offers Class A, Class B and Class C shares. These shares are available to individual investors. Class A, Class B and Class C shares generally have higher operating expenses resulting from their distribution and service fees and are subject to certain sales charges. Please call the Distributor at (800) 825-1530 for additional information on the purchase of Class A, Class B and Class C shares.

Distributor

         Conseco Equity Sales, Inc., 11815 N. Pennsylvania Street, Carmel, Indiana 46032, serves as distributor of shares of the Trust.

Transfer Agent


         State Street, 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's transfer agent.


Custodian


         The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826, serves as custodian of the assets of each Fund (except the Conseco International Fund). State Street serves as custodian of the assets of the Conseco International Fund and of the International Portfolio.


Independent Public Accountants/Auditors



         The Trust's independent public accountants are Coopers & Lybrand, L.L.P., 2900 One American Square, Box 82002, Indianapolis, Indiana 46282-0002. The independent auditors of the International Portfolio are Ernst & Young LLP, Dallas, Texas.


Legal Counsel

         Certain legal matters for the Funds are passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036.

         THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE SAI.

                TABLE OF CONTENTS OF THE
           STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page

      General Information......................................................2
      Investment Restrictions..................................................2
      Description of Securities and Investment Techniques......................6
      Investment Performance .................................................21
      Portfolio Turnover and Securities Transactions..........................23
      Management..............................................................26
      Fund Expenses ..........................................................36
      Distribution Arrangements ..............................................36
      Purchase and Redemption of Shares.......................................38
      General ................................................................40
      Taxes...................................................................41
      Other Information.......................................................47
      Financial Statements....................................................48










If you would like a free copy of the Statement of Additional Information for this Prospectus, please complete this form, detach, and mail to:
         Conseco Fund Group
         Attn:  Administrative Offices
         11815 N. Pennsylvania Street, Carmel, Indiana 46032

Gentlemen:
         Please send me a free copy of the Statement of Additional Information for the Conseco Fund Group at the following address:

Name:
Mailing Address:

         Sincerely,

         (Signature)

APPENDIX A SECURITIES RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc.'s Corporate Bond Ratings:


Aaa - Bonds which are rated Aaa by Moody's Investors Service, Inc. ("Moody's") are judged to be the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds. Such issues can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's  Corporate Bond Ratings:

AAA - This is the highest rating assigned by Standard & Poor's ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB/B/CCC/CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.+ BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Preferred Stock Ratings:

Both Moody's and S&P use the same designations for corporate bonds as they do for preferred stock, except that in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks and relative quality, distinctions are comparable to those described above for corporate bonds.

                       Statement of Additional Information

                               Conseco Fund Group


                                 Conseco 20 Fund
                             Conseco High Yield Fund
                           Conseco International Fund

                           Class A, B, C and Y Shares

                                 January 2, 1998





This Statement of Additional Information ("SAI") is not a prospectus. It contains additional information about the Conseco Fund Group (the "Trust") and three series of the Trust: Conseco 20 Fund, Conseco High Yield Fund, and Conseco International Fund (collectively, the "Funds"). It should be read in conjunction with the Funds' Class A, B, and C prospectus or Class Y prospectus, as appropriate (the "Prospectus"), dated January 2, 1998. You may obtain a copy by contacting the Trust's Administrative Office, 11815 N. Pennsylvania Street, Carmel, Indiana 46032.


                                TABLE OF CONTENTS

                                                                         Page

General Information........................................................2
Investment Restrictions....................................................2
Description of Securities and Investment Techniques........................6
Investment Performance....................................................20
Portfolio Turnover and Securities Transactions............................23
Management................................................................26
Fund Expenses ............................................................36
Distribution Arrangements.................................................36
Purchase and Redemption of Shares.........................................38
General...................................................................40
Taxes.....................................................................41
Other Information.........................................................47
Financial Statements......................................................47

GENERAL INFORMATION


The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a "series" type of mutual fund which issues separate series of shares, each of which represents a separate portfolio of investments. The Funds are divided into Class A, B, C and Y shares. Each class may have different expenses, which may affect performance. Conseco Capital Management, Inc. (the "Adviser") serves as the Trust's investment adviser. The Conseco International Fund invests all of its investable assets in the International Equity Portfolio (the "Portfolio" or the "International Portfolio") of the AMR Investment Services Trust ("AMR Trust"). The Portfolio is a separate investment company managed by AMR Investment Services, Inc. ("AMR").



INVESTMENT RESTRICTIONS

The Trust and the AMR Trust have adopted the following policies relating to the investment of assets of the Funds and the Portfolio, respectively, and their activities. These are fundamental policies and may not be changed without the approval of the holders of a "majority" of the outstanding shares of the affected Fund or the outstanding interest holders of the Portfolio. Under the 1940 Act, the vote of such a "majority" means the vote of the holders of the lesser of (i) 67 percent of the shares or interests represented at a meeting at which more than 50 percent of the outstanding shares or interests are represented or (ii) more than 50 percent of the outstanding shares or interests. A change in policy affecting only one Fund or the Portfolio may be effected with the approval of the holders of a majority of the outstanding shares of the Fund or the Portfolio. Except for the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund or the Portfolio.



Conseco 20 and Conseco High Yield Funds


The Conseco 20 and Conseco High Yield Funds may not (except as noted):



1. Purchase or sell commodities or commodity contracts except that a Fund may purchase or sell options, futures contracts, and options on futures contracts and may engage in interest rate and foreign currency transactions;


2. Borrow money, except that a Fund may: (a) borrow from banks, and (b) enter into reverse repurchase agreements, provided that (a) and (b) in combination do not exceed 33-1/3% of the value of its total assets
         (including the amount borrowed) less liabilities (other than borrowings); and except that a Fund may borrow from any person up to 5% of its total assets (not including the amount borrowed) for temporary purposes (but not for leverage or the purchase of investments);

 3. Underwrite securities of other issuers except to the extent that a Fund may be deemed an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase or sale of portfolio securities;


 4. With respect to 75% of the Conseco High Yield Fund's total assets, purchase the securities of any issuer if (a) more than 5% of Fund's total assets would be invested in the securities of that issuer or (b) the Fund would own more than 10% of the outstanding voting securities of that issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);


 5. Purchase any security if thereafter 25% or more of the total assets of the Fund would be invested in securities of issuers having their principal business activities in the same industry; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

 6. Purchase or sell real estate, except that a Fund may purchase securities which are issued by companies which invest in real estate or which are secured by real estate or interests therein;

 7. Make loans of its assets if, as a result, more than 33-1/3% of the Fund's total assets would be lent to other parties except through (a) entering into repurchase agreements and (b) purchasing debt instruments; or

 8.      Issue any senior security, except as permitted under the 1940 Act.



Conseco International Fund

The Conseco International Fund has the following fundamental investment policy that enables it to invest in the Portfolio:


         Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.


All other fundamental investment policies and the non-fundamental investment policies of the Conseco International Fund and the Portfolio are identical (except, as noted below, their policies on borrowing).



In addition to the investment limitations noted in the Prospectus, the following seven restrictions have been adopted by the Conseco International Fund and the Portfolio and may be changed only by the majority vote of the outstanding shares of the Fund or the outstanding interests of the Portfolio. Whenever the Conseco International Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of the Fund's votes representing the Fund's shareholders not voting will be voted by the Fund in the same proportion as those Fund shareholders who do, in fact, vote.



The Conseco International Fund may not: (although the following discusses the investment policies of the Fund, except as noted, it applies equally to the Portfolio)


1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in its Prospectus;

2. Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts and "when-issued" securities when consistent with the other policies and limitations described in its Prospectus;

3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law;

4. Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that the Fund may lend its securities to broker-dealers or other institutional investors;

5. Purchase from or sell securities to its officers, Trustees or other "interested persons" of the Trust, as defined in the 1940 Act, including its investment adviser(s) and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder;

6. Issue senior securities except that the Fund may engage in when-issued securities and forward commitment transactions and may engage in currency futures and forward currency contracts; or

7. Borrow money, except that the Fund may: (a) borrow from banks, and (b) enter into reverse repurchase agreements, provided that (a) and (b) in combination do not exceed 33-1/3% of the value of its total assets
         (including the amount borrowed) less liabilities (other than borrowings); and except that the Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary purposes (but not for leverage or the purchase of investments). (This policy does not apply to the Portfolio.)

As a matter of fundamental policy, the International Portfolio may borrow from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing. Because this policy may only be changed by the majority vote of the outstanding interests in the Portfolio, before any change could be adopted, the Fund would seek voting instructions from its shareholders. So long as the Conseco International Fund invests all of its investable assets in the
Portfolio, the Fund intends to follow  the  10%  limitation  set  forth  in  the
Portfolio's fundamental policy. In addition, although not a fundamental policy, the Portfolio intends to repay any money borrowed before any additional portfolio securities are purchased.


Nonfundamental Investment Restrictions


The following restrictions are designated as nonfundamental with respect to the Conseco 20 and Conseco High Yield Funds and may be changed by the Trust's Board of Trustees ("Board") without shareholder approval.


The Conseco 20 and Conseco High Yield Funds may not (except as noted):

1. Sell securities short in an amount exceeding 15% of its assets, except that a Fund may, without limit, make short sales against the box. Transactions in options, futures, options on futures and other derivative instruments shall not constitute selling securities short;

2. Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions and except that margin deposits in connection with transactions in options, futures, options on futures and other derivative instruments shall not constitute a purchase of securities on margin; or

3 . Make loans of its assets, except that a Fund may enter into repurchase agreements and purchase debt instruments as set forth in its fundamental policy on lending and may lend portfolio securities in an amount not to exceed 15% of the value of the Fund's total assets.


The following restrictions are designated as nonfundamental with respect to the Conseco International Fund and the Portfolio and may be changed by the Board or the AMR Trust's Board of Trustees ("AMR Trust Board") without shareholder approval. The Conseco International Fund may not: (although the following discusses the investment policies of the Fund, it applies equally to the Portfolio)


1.       Purchase securities on margin;

2. Effect short sales (except that the Fund may obtain such short term credits as necessary for the clearance of purchases or sales of securities);

3.       Purchase or sell call options or engage in the writing of such options;
         or

4. Invest more than 10% of its total assets in the securities of other investment companies.

In order to limit the risks associated with entry into repurchase agreements, the Board has adopted certain criteria (which are not fundamental policies) to be followed by the Funds. These criteria provide for entering into repurchase agreement transactions (a) only with banks or broker-dealers meeting certain guidelines for creditworthiness, (b) that are fully collateralized, (c) on an approved standard form of agreement and (d) that meet limits on investments in the repurchase agreements of any one bank, broker or dealer.


DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES


The  following  discussion  describes  in  greater  detail  different  types  of securities and investment techniques used by the Funds, as well as the risks associated with such securities and techniques. References in this section to "a Fund," "the Funds," or "the Conseco International Fund" include the International Portfolio unless the context otherwise requires.



U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank"), while not U.S. Government agencies or instrumentalities, have the right to borrow from the participating countries, including the United States.

Asset-Backed Securities

Asset-backed securities represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. Other asset-backed securities may be developed in the future.


High-Yield (High-Risk) Securities (Conseco 20 Fund and Conseco High Yield Fund only)


         IN GENERAL. Higher yields are generally available from securities rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"), securities comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or unrated securities of equivalent quality. Debt securities rated below investment grade (i.e., below BBB/Baa) are deemed by the rating agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. High yield securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

The Conseco 20 Fund's holdings of high yield securities may not exceed 5% of its net assets. Subsequent to purchase by the Conseco 20 Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, the Fund will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that its holdings do not exceed the permissible amount.

         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of high yield securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

         PAYMENT EXPECTATIONS. High yield securities may contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

         CREDIT RATINGS. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to its investment in high yield securities, the achievement of a Fund's investment objective may be more dependent on its own credit analysis than is the case for higher rated securities. Although the Adviser considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Adviser performs research and independently assesses the value of particular securities relative to the market. The Adviser's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer's responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Adviser buys and sells debt securities principally in response to its evaluation of an issuer's continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

         LIQUIDITY AND VALUATION. High yield securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Fund's ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

When-Issued and Delayed Delivery Securities

New issues of certain debt securities are often offered on a when-issued or delayed delivery basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The settlement dates of these transactions may be a month or more after entering into the transaction. A Fund bears the risk that, on the settlement date, the market value of the securities may be lower than the purchase price. At the time a Fund makes a commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of such securities each day in determining the Fund's net asset value. However, a Fund will not accrue any income on these securities prior to delivery. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes.
When effecting when-issued and delayed delivery transactions, cash or liquid securities in an amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled. A Fund may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is each Fund's policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

Variable and Floating Rate Securities

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year.

Banking and Savings Industry Obligations

Such obligations include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Funds may each invest in obligations of foreign branches of domestic commercial banks and foreign banks. See "Foreign Securities" in the Prospectus for information regarding risks associated with investments in foreign securities.


The Conseco 20 and Conseco High Yield Funds will not invest in obligations issued by a commercial bank or S&L unless:


1. The bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or S&P, or, if the institution has no outstanding securities rated by Moody's or S&P, it has, in the determination of the Adviser, similar creditworthiness to institutions having outstanding securities so rated;

2.   In the case of a U.S. bank or S&L, its deposits are federally insured; and

3. In the case of a foreign bank, the security is, in the determination of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.


Repurchase Agreements

Repurchase agreements permit a Fund to maintain liquidity and earn income over periods of time as short as overnight. In these transactions, a Fund purchases securities (the "underlying securities") from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed upon return. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Fund would realize a loss. A repurchase transaction will be subject to guidelines approved by the Board or the AMR Trust Board, as appropriate. These guidelines require monitoring the creditworthiness of counterparties to repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis. Repurchase agreements maturing in more than seven days may be considered illiquid.

Reverse Repurchase Agreements and Mortgage Dollar Rolls

A reverse repurchase agreement involves the temporary sale of a security by a Fund and its agreement to repurchase the instrument at a specified time at a higher price. Such agreements are short-term in nature. During the period before repurchase, the Fund continues to receive principal and interest payments on the securities.

In a mortgage dollar roll, a Fund sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security (same type, coupon and maturity) on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by any interest earned on the proceeds of the initial sale.

In accordance with regulatory requirements, a Fund will segregate cash or liquid securities whenever it enters into reverse repurchase agreements or mortgage dollar rolls. Such transactions may be considered to be borrowings for purposes of the Funds' fundamental policies concerning borrowings.

Warrants

The holder of a warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund would lose its entire investment in such warrant.


Interest Rate Transactions  (Conseco 20 and Conseco High Yield Funds only)


Each Fund may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fund may also enter into these transactions to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as speculative investments.


Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines elements of buying a cap and selling a floor.


A Fund may enter into interest rate swaps, caps, floors, and collars on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such transactions on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap, floor, or collar will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the custodian.

A Fund will not enter into any interest rate transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents. As a result, the swap market has become well established and provides a degree of liquidity. Caps, floors and collars are more recent innovations which tend to be less liquid than swaps.

Step Down Preferred Securities

Step down perpetual preferred securities are issued by a real estate investment trust ("REIT") making a mortgage loan to a single borrower. The dividend rate paid by these securities is initially relatively high, but declines yearly. The securities are subject to call if the REIT suffers an unfavorable tax event, and to tender by the issuer's equity holder in the 10th year; both events could be on terms unfavorable to the holder of the preferred securities. The value of these securities will be affected by changes in the value of the underlying mortgage loan. The REIT is not diversified, and the value of the mortgaged property may not cover its obligations. Step down perpetual preferred securities are considered restricted securities under the 1933 Act.

Loan Participations and Assignments

Loan participations and assignments are interests in loans originated by banks and other financial institutions. Both the lending bank and the borrower may be deemed to be "issuers" of a loan participation.

Although some of the loans may be secured, there is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where a Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to the Fund as a property owner.

Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, a Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank's creditors.


Futures Contracts  (Conseco 20 and Conseco High Yield Funds only)


The Funds may purchase and sell futures contracts solely for the purpose of hedging against the effect that changes in general market conditions, interest rates, and conditions affecting particular industries may have on the values of securities held by a Fund or which a Fund intends to purchase, and not for purposes of speculation. For information about foreign currency futures contracts, see "Foreign Currency Transactions" below.

         GENERAL DESCRIPTION OF FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for the underlying financial instruments, such contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument on the same delivery date. Where a Fund has sold a futures contract, if the offsetting price is more than the original futures contract purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.

At the time a Fund enters into a futures contract, an amount of cash or liquid securities, equal to the fair market value less initial margin of the futures contract, will be deposited in a segregated account with the Trust's custodian to collateralize the position and thereby ensure that such futures contract is covered. A Fund may be required to deposit additional assets in the segregated account in order to continue covering the contract as market conditions change. A Fund may also be required to post additional "variation" margin. In addition, each Fund will comply with certain regulations of the Commodity Futures Trading Commission to qualify for an exclusion from being a "commodity pool operator."

         INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month at a price fixed in the contract.

The Funds may purchase and sell interest rate futures as a hedge against changes in interest rates that would adversely impact the value of debt instruments and other interest rate sensitive securities being held or to be purchased by a Fund. A Fund might employ a hedging strategy whereby it would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Fund to give up income on its investment since long-term rates normally exceed short-term rates.

         STOCK INDEX FUTURES CONTRACTS. A stock index (for example, the Standard & Poor's 500 Composite Stock Price Index or the New York Stock Exchange
Composite Index) assigns relative values to the common stocks included in the index and fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract was originally purchased or sold.

To the extent that changes in the value of a Fund correspond to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to the Fund of a market decline and, by so doing, provide an alternative to a liquidation of securities positions, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

 1. When a sale of Fund securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

         a.       Forego possible appreciation,

         b. Create a situation in which the securities would be difficult to repurchase, or

         c.       Create substantial brokerage commission;

 2. When a liquidation of part of the investment portfolio has commenced or is contemplated, but there is, in the Adviser's determination, a substantial risk of a major price decline before liquidation can be completed; or

 3.      To close out stock index futures purchase transactions.

Where the Adviser anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against the possibility of not participating in such advance at a time when a Fund is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

          1. If the Fund is attempting to purchase equity positions in issues which it may have or is having difficulty purchasing at prices considered by the Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the investment portfolio, or

          2.      To close out stock index futures sales transactions.

         OPTIONS ON FUTURES CONTRACTS. The Funds may purchase options on interest rate futures contracts, although they will not write options on any such contracts. A futures option gives a Fund the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. In most cases, however, a Fund would close out its position before expiration by an offsetting purchase or sale.

The Funds may enter into options on futures contracts only in connection with hedging strategies. Generally, these strategies would be employed under the same market conditions in which a Fund would use put and call options on debt securities, as described in "Options on Securities" below.

         RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures and futures options for hedging purposes. While hedging transactions may protect a Fund against adverse movements in the general level of interest rates and economic conditions, such transactions could also preclude the Fund from the opportunity to benefit from favorable movements in the underlying securities. There can be no guarantee that the anticipated correlation between price movements in the hedging vehicle and in the portfolio securities being hedged will occur. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that the Fund's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures and futures options trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and without a significant trading history. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

A Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. A Fund will not enter into a futures contract or purchase a futures option if immediately thereafter the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures options positions, excluding futures contracts and futures options entered into for bona fide hedging purposes and net of the amount by which any futures options positions are "in-the-money" (i.e., the amount by which the value of the contract exceeds the exercise price), would exceed 5 percent of the Fund's net assets.

Options on Securities and Securities Indices (Conseco 20 and Conseco High Yield Funds only)


The Funds may purchase put and call options on securities, and put and call options on stock indices, at such times as the Adviser deems appropriate and consistent with a Fund's investment objective. The Funds may also write listed "covered" call and "secured" put options. Each Fund may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option.

         PURCHASING OPTIONS ON SECURITIES. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Fund would enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund would continue to receive interest income on such security.

A Fund may purchase call options on securities to protect against substantial increases in prices of securities which the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and transactional costs paid on the option which is sold.

         WRITING COVERED CALL AND SECURED PUT OPTIONS. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, each Fund may write "covered" call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to protect partially against increases in the value of securities to be purchased, the Funds may write "secured" put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

A Fund may write a call or put option only if the call option is "covered" or the put option is "secured" by the Fund. Under a covered call option, the Fund is obligated, as the writer of the option, to own the underlying securities subject to the option or hold a call at an equal or lower exercise price, for the same exercise period, and on the same securities as the written call. Under a secured put option, a Fund must maintain, in a segregated account with the Trust's custodian, cash or liquid securities with a value sufficient to meet its obligation as writer of the option. A put may also be secured if the Fund holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option by the same Fund.

         OPTIONS ON SECURITIES INDICES. Call and put options on securities indices would be purchased or sold by a Fund for the same purposes as the purchase or sale of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payment and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Funds may write put and call options on securities indices. When such options are written, the Fund is required to maintain a segregated account consisting of cash or liquid securities, or the Fund must purchase a like option of greater value that will expire no earlier than the option written. The purchase of such options may not enable a Fund to hedge effectively against stock market risk if they are not highly correlated with the value of its securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market, which cannot be done accurately in all cases.

         RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, and, as long as its obligation as a writer continues, has retained the risk of loss if the price of the underlying security declines. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security or securities in a segregated account while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include:

insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to options or their underlying securities, inadequacy of the facilities of national securities exchanges or The Options Clearing Corporation due to a high trading volume or other events, and a decision by one or more national securities exchanges to discontinue the trading of options or to impose restrictions on certain types of orders.

There also can be no assurance that a Fund would be able to liquidate an over-the-counter ("OTC") option at any time prior to expiration. In contrast to exchange-traded options where the clearing organization affiliated with the particular exchange on which the option is listed in effect guarantees completion of every exchange-traded option, OTC options are contracts between a Fund and a counter-party, with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it generally will be able to close out the option prior to its expiration only by entering into a closing transaction with the dealer from whom the Fund originally purchased the option.

Since option premiums paid or received by a Fund are small in relation to the market value of underlying investments, buying and selling put and call options offer large amounts of leverage. Thus, trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying securities.

Foreign Currency Transactions

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund will purchase and sell such contracts for hedging purposes and not as an investment. A Fund will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. The International Portfolio may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies with a value that bears a positive correlation to the value of the currency being hedged. Except for the International Portfolio, a Fund will not (1) commit more than 15 percent of its total assets computed at market value at the time of commitment to foreign currency futures or forward currency contracts, or (2) enter into a foreign currency contract with a term of greater than one year.

Forward currency contracts are not traded on regulated commodities exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counter-party to the transaction.

There can be no assurance that a liquid market will exist when a Fund seeks to close out a foreign currency futures or forward currency position, in which case the Fund might not be able to effect a closing purchase transaction at any particular time. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Although each Fund values its assets daily in U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.


Options on Foreign Currencies (Conseco 20 and Conseco High Yield Funds only)


A Fund may invest in call and put options on domestic and foreign securities and foreign currencies. A Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

A Fund may employ hedging strategies with options on currencies before the Fund purchases a foreign security denominated in the hedged currency, during the period the Fund holds a foreign security, or between the day a foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency increases relative to the U.S. dollar. The Funds will purchase options on foreign currencies only for hedging purposes and will not speculate in options on foreign currencies. The Funds may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will purchase only exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If the Fund cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the purchase or sale of the underlying assets.

Borrowing



Except for the Conseco International Fund and the Portfolio (as discussed above under "Investment Restrictions--Conseco International Fund"), a Fund may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Fund would have asset coverage of 300 percent. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value; money borrowed will be subject to interest and other costs which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Fund's shares. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


Investment in Securities of Other Investment Companies

Securities of other investment companies have the potential to appreciate as do any other securities, but tend to present less risk because their value is based on a diversified portfolio of investments. The 1940 Act expressly permits mutual funds to invest in other investment companies within prescribed limitations. An investment company may invest in other investment companies if at the time of such investment (1) it does not own more than 3 percent of the voting securities of any one investment company, (2) it does not invest more than 5 percent of its assets in any single investment company, and (3) its investment in all investment companies does not exceed 10 percent of assets.

Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country which permits direct foreign investment.

Investment companies in which the Funds may invest charge advisory and administrative fees and may also assess a sales load and/or distribution fees. Therefore, investors in a Fund that invests in other investment companies would indirectly bear costs associated with those investments as well as the costs associated with investing in the Fund. The percentage limitations described above significantly limit the costs a Fund may incur in connection with such investments.


Short Sales (Conseco 20 and Conseco High Yield Funds only)


A short sale is a transaction in which a Fund sells a security in anticipation that the market price of the security will decline. A Fund may effect short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns, anticipates acquiring, or in similar securities, and (ii) to maintain flexibility in its holdings. In a short sale "against the box", at the time of sale the Fund owns the security it has sold short or has the immediate and unconditional right to acquire at no additional cost the identical security. Under applicable guidelines of the SEC staff, if a Fund engages in a short sale (other than a short sale against-the-box), it must put an appropriate amount of cash or liquid securities in a segregated account (not with the broker).

The effect of short selling on a Fund is similar to the effect of leverage. Short selling may exaggerate changes in a Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.

INVESTMENT PERFORMANCE


STANDARDIZED YIELD QUOTATIONS. Each class of the Conseco High Yield Fund, Conseco 20 Fund, and Conseco International Fund may advertise investment performance figures, including yield. Each class' yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


                      6
YIELD = 2 [(A-B/CD)+1) -1]

Where:
A = the  dividends  and  interest  earned  during the period.
B = the  expenses accrued for the period (net of reimbursements, if any).
C = the average daily number of shares outstanding during the period that were entitled to receive dividends.
D = the maximum offering price (which is the net asset value plus, for Class A shares only, the maximum initial sales charge) per share on the last day of the period.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS. Each class of the Funds may advertise its total return and its cumulative total return. The total return will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

       n
P (1+T) =ERV

Where:
P = a hypothetical initial payment of $1,000. T = the average annual total return.
n = the number of years.
ERV = the ending redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period.

The total return for Class B and Class C shares of each Fund will assume the maximum applicable contingent deferred sales charge is deducted at the times, in the amounts, and under the terms disclosed in the Fund's Prospectus. The cumulative total return will be based upon a stated period and will be computed by dividing the ending redeemable value (i.e., after deduction of any applicable sales charges) of a hypothetical investment by the value of the initial investment (assuming reinvestment of all distributions).

Each investment performance figure will be carried to the nearest hundredth of one percent.

NON-STANDARDIZED PERFORMANCE. In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is required to be quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return for Class A, B and C shares may or may not take sales charges into account; performance data calculated without taking the effect of sales charges, if any, into account may be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

GENERAL INFORMATION. From time to time, the Funds may advertise their performance compared to similar funds or types of investments using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. stock market.

The Nasdaq Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks listed on the Nasdaq Stock Market.

The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities and foreign targeted issues are not included in the Lehman Government Bond Index.

The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "BBB/Baa" or higher ("investment grade") by an NRSRO.

The Lehman Brothers Aggregate Bond Index is an index consisting of the securities listed in Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Asset-Backed Securities Index. The Government/Corporate Bond Index is described above. The

Mortgage-Backed Securities Index consists of 15 and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC and FNMA (excluding buydowns, manufactured homes and graduated equity mortgages). The Asset-Backed Securities Index consists of credit card, auto and home equity loans (excluding subordinated tranches) with an average life of one year.


The Morgan Stanley Capital International Europe, Australasia, Far East Index, also known as the EAFE Index, is an unmanaged index of common stock prices of more than 900 1000 companies from Europe, Australia and the Far East translated into U.S. dollars.


Each index includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

In addition, from time to time in reports and promotions (1) a Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services and Morningstar, Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives, and assets; or (b) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in a Fund; (3) other statistics such as GNP and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or statistics derived by other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of a Fund's performance; and (5) the sectors or industries in which a Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

PORTFOLIO TURNOVER AND SECURITIES TRANSACTIONS


Conseco 20 and Conseco High Yield Funds


A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. The Funds do not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives. It is anticipated that the annual turnover rate of each Fund normally will not exceed 400%. High turnover and short-term trading involve correspondingly greater commission expenses and transaction costs.


The Adviser is responsible for decisions to buy and sell securities for the Conseco 20 and Conseco High Yield Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. A substantial majority of the Conseco 20 or Conseco High Yield Fund's portfolio transactions in fixed income securities will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by a Fund. In certain instances, the Adviser may make purchases of underwritten issues at prices which include underwriting fees.



In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of the order and the difficulty of execution; and the size of contribution of the broker-dealer to the investment performance of the Conseco 20 or Conseco High Yield Fund on a continuing basis. Broker-dealers may be selected who provide brokerage and/or research services to the Conseco 20 or Conseco High Yield Fund and/or other accounts over which the Adviser exercises investment discretion. Such services may include advice concerning the value of securities (including providing quotations as to securities); the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.



The Adviser shall not be deemed to have acted unlawfully, or to have breached any duty created by the Conseco 20 or Conseco High Yield Fund's Investment Advisory Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The Adviser allocates orders placed by it on behalf of the Conseco 20 or Conseco High Yield Fund in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Conseco 20 or Conseco High Yield Fund indicating the broker-dealers to whom such allocations have been made and the basis therefor.



The receipt of research from broker-dealers may be useful to the Adviser in rendering investment management services to the Conseco 20 and Conseco High Yield Funds and/or the Adviser's other clients; conversely, information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Conseco 20 and Conseco High Yield Funds. The receipt of such research will not be substituted for the independent research of the Adviser. It does enable the Adviser to reduce costs to less than those which would have been required to develop comparable information through its own staff. The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions.

Orders on behalf of the Conseco 20 and Conseco High Yield Funds may be bunched with orders on behalf of other clients of the Adviser. It is the Adviser's policy that, to the extent practicable, all clients with similar investment objectives and guidelines be treated fairly and equitably in the allocation of securities trades.


The Board periodically reviews the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Trust.


Conseco International Fund


The assets of the International Portfolio are allocated by AMR among investment advisers designated for the Portfolio. Each investment adviser has discretion to purchase and sell portfolio securities in accordance with the investment objective, policies and restrictions described in the Prospectus and this SAI and with specific investment strategies developed by AMR. Each investment adviser will place its own orders to execute securities transactions.

In placing such orders and in selecting brokers or dealers, the principal objective of each investment adviser is to seek the best net price and execution available. It is expected that securities ordinarily will be purchased in the primary markets, and that in assessing the best net price and execution available, each investment adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

In selecting brokers or dealers to execute particular transactions, the Portfolio's investment advisers are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine the Portfolio's net asset value), the sale of Fund shares by such broker-dealer or the servicing of Fund shareholders by such broker-dealer, and other information provided to the Portfolio, to AMR and/or to the investment advisers (or their affiliates), provided, however, that the investment adviser determines that it has received the best net price and execution available. The investment advisers are also authorized to cause the Portfolio to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The AMR Trust Board, AMR or the investment advisers, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which AMR or the investment adviser exercises investment discretion.


For the fiscal years ended  October 31, 1995,  1996 and 1997,  the Portfolio (or
its  predecessor)  paid  $422,670,  $544,844  and  $956,160,   respectively,  in
brokerage commissions.

The portfolio turnover rate for the Portfolio (or its predecessor) for the fiscal years ended October 31, 1995, 1996 and 1997 was 21%, 19% and 15%, respectively. High portfolio turnover can increase transaction costs and generate additional capital gains or losses.



The fees of the investment advisers are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the AMR Trust Board, an investment adviser of the Portfolio or its affiliated broker-dealer may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so. During the fiscal year ended October 31, 1995, the Portfolio paid $18,937 in brokerage commissions to Morgan Stanley, Inc., an affiliate of Morgan Stanley Asset Management, an investment adviser to the predecessor. During the fiscal year ended October 31, 1997, the Portfolio paid $2,142, $3,260, $13,141 and $81,109, to Fleming Martin, Jardine Fleming, Ord Minnett and Robert Fleming & Co., respectively, affiliates of Rowe Price-Fleming International, Inc., then an adviser to the Portfolio; $5,413 to Morgan Stanley International, an affiliate of Morgan Stanley Asset Management, and $50,428 to Merrill Lynch & Co., Inc., an affiliate of Hotchkis and Wiley.


MANAGEMENT

The Adviser


The Adviser provides investment advice and, in general, supervises the Trust's management and investment program, furnishes office space, prepares reports for the Funds, monitors compliance by the Funds in their investment activities and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. Each Fund pays all other expenses incurred in the operation of the Fund, including fees and expenses of unaffiliated Trustees of the Trust. While the Conseco International Fund operates in a "master-feeder" structure, the Adviser is responsible for selecting the investment company, in which that Fund invests. If the Adviser is not satisfied with the performance of that investment company, the Adviser will recommend to the Board other investment companies in which the Conseco International Fund may invest, or recommend that the Adviser manage the Conseco International Fund itself.


The Adviser is a wholly-owned subsidiary of Conseco, Inc. ("Conseco"), a publicly-owned financial services company, the principal operations of which are in development, marketing and administration of specialized annuity, life and health insurance products. Conseco's offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.


The Investment Advisory Agreement, dated December 31, 1997, provides that the Adviser shall not be liable for any error in judgment or mistake of law or for any loss suffered by a Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Adviser. The Agreement provides that the Adviser is not protected against any liability to a Fund or its security holders for which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Agreement or the violation of any applicable law.

Under the terms of the Investment Advisory Agreement, the Adviser has contracted to receive an investment advisory fee equal to an annual rate of 0.70% of the average daily net asset value of the Conseco High Yield Fund, 0.70% of the average daily net asset value of the Conseco 20 Fund and 1.00% of the average daily net asset value of the Conseco International Fund. The Adviser has voluntarily agreed to waive all of its fees under the Conseco International Fund's Investment Advisory Agreement so long as that Fund invests all of its investable assets in the Portfolio or another investment company with substantially the same investment objective and policies as the Fund. For more information about the Portfolio's management, see "AMR and the Investment Advisers to the International Equity Portfolio" below.


The Adviser, together with Conseco Services, LLC (the "Administrator") and Conseco Equity Sales Inc. (the "Distributor"), have voluntarily agreed to waive their fees and/or reimburse the Funds' expenses to the extent that the ratios of expenses to net assets exceed the amounts set forth in the fee table in the Prospectus. These voluntary limits may be discontinued at any time after April 30, 1999.


Each Fund may receive credits from the Trust's custodian based on cash held by the Fund at the custodian. These credits may be used to reduce the custody fees payable by the Fund. In that case, the Adviser's (and, as discussed below, other affiliates') voluntary agreement to waive fees or reimburse expenses will be applied only after the Fund's custody fees have been reduced or eliminated by the use of such credits.


The Administrator


Conseco Services, LLC (the "Administrator") is a wholly-owned subsidiary of Conseco, and receives compensation from the Trust pursuant to an Administration Agreement dated January 2, 1997 and amended December 31, 1997. Under that agreement, the Administrator supervises the overall administration of the Funds. These administrative services include supervising the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. In addition, while the Conseco International Fund operates in a "master-feeder" structure, the Administrator will monitor the performance of the investment company in which the Conseco International Fund invests, coordinate the Conseco International Fund's relationship with that investment company and communicate with the Board and shareholders regarding the performance of that investment company and the Fund's master-feeder structure.

For providing these services, the Administrator receives a fee from each of the Conseco 20 and Conseco High Yield Funds of .20% per annum of its average daily net assets and a fee from the Conseco International Fund of .75% per annum of its average daily net assets. Pursuant to the Administration Agreement, the Administrator reserves the right to employ one or more sub-administrators to perform administrative services for the Funds. The Bank of New York performs certain administrative services for each of the Funds, and AMR and State Street Bank and Trust Company perform services for the Conseco International Fund, pursuant to agreements with the Administrator. See "The Adviser" above regarding the Administrator's voluntary agreement to waive its fees and/or reimburse Fund expenses.


AMR and the Investment Advisers to the International Equity Portfolio

Pursuant to a Management Agreement dated October 1, 1995, as amended July 25, 1997, AMR provides or oversees all administrative, investment advisory, and portfolio management services for the Portfolio. AMR, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. AMR bears the expense of providing the above services and pays the fees of the investment advisers of the Portfolio. As compensation, AMR receives an annualized advisory fee that is calculated and accrued daily, equal to the sum of 0.10% of the net assets of the Portfolio plus all fees payable by AMR to the Portfolio's investment advisers. The advisory fee is payable quarterly in arrears.

The Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the AMR Trust Board, including the affirmative votes of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of the Portfolio's interest holders. The Management Agreement may be terminated without penalty, by a majority vote of Portfolio interests on sixty (60) days' written notice to AMR, or by AMR, on sixty (60) days' written notice to the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

The assets of the Portfolio are allocated by AMR among investment advisers designated for the Portfolio, as listed in the Prospectus. Although the investment advisers are subject to general supervision by the AMR Trust Board and AMR, the AMR Trust Board and AMR do not evaluate the investment merits of specific securities transactions. As compensation for its services, each investment adviser is paid a fee by AMR out of the proceeds of the management fee received by AMR.


Each investment adviser has entered into a separate investment advisory agreement with AMR to provide investment advisory services to the Portfolio. Each Advisory Agreement was approved and became effective as of October 1, 1995.

Following the acquisition of Hotchkis and Wiley ("Hotchkis") by Merrill Lynch, Pierce, Fenner & Smith, Inc., a new Advisory Agreement with Hotchkis was approved, effective November 12, 1996.



AMR is permitted to enter into new or modified advisory agreements with existing or new investment advisers without approval of Conseco International Fund shareholders or Portfolio interest holders, but subject to approval of the AMR Trust Board. The SEC issued an exemptive order which eliminates the need for shareholder/interest holder approval subject to compliance with certain conditions. These conditions include the requirement that within 90 days of hiring a new adviser or implementing a material change with respect to an advisory contract, the Fund send a notice to shareholders containing information about the change that would be included in a proxy statement. AMR recommends investment advisers based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by AMR. Allocations among investment advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. AMR need not allocate assets to each investment adviser designated for the Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and AMR does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.



Each investment advisory agreement will automatically terminate if assigned, and may be terminated without penalty at any time by AMR, by a vote of a majority of the AMR Trust Board or by a vote of a majority of the outstanding Portfolio interests on no less than thirty (30) days' nor more than sixty (60) days' written notice to the investment adviser, or by the investment adviser upon sixty (60) days' written notice to the Portfolio. Each investment advisory agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the AMR Trust Board, including the affirmative votes of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.


Trustees and Officers of the Trust

The Trustees and officers of the Trust, their affiliations, if any, with the Adviser and their principal occupations are set forth below.


          Name, Address            Position Held                    Principal Occupation(s)
             and Age                 With Trust                        During Past 5 Years
         ---------------           ------------                        -------------------

 William P. Daves, Jr. (71)        Chairman  of the         Consultant    to    insurance    and    healthcare
 5723 Trail Meadow                 Board, Trustee           industries.    Director,   President   and   Chief
 Dallas, TX 75230                                           Executive  Officer,  FFG Insurance Co. Chairman of
                                                            the Board and  Trustee  of one other  mutual  fund
                                                            managed by the Adviser.

 Maxwell E. Bublitz* (42)          President and            Chartered   Financial   Analyst.   President   and
 11825 N. Pennsylvania St.         Trustee                  Director, Adviser. Previously,
 Carmel, IN 46032                                           Senior  Vice  President,  Adviser.  President  and
                                                            Trustee of one other mutual fund  managed  by  the
                                                            Adviser.

 Gregory J. Hahn* (36)             Vice    President   for  Chartered    Financial   Analyst.    Senior   Vice
 11825 N. Pennsylvania St.         Investments and          President,   Adviser.  Portfolio  Manager  of  the
 Carmel, IN 46032                  Trustee                  fixed  income  portion  of  Asset  Allocation  and
                                                            Fixed Income Funds.

 Harold W. Hartley (74)            Trustee                  Retired. Chartered Financial Analyst.  Previously,
 317 Peppard Drive, S.W.                                    Executive  Vice   President,   Tenneco   Financial
 Ft. Myers Beach, Fl 33913                                  Services,  Inc.  Trustee of one other  mutual fund
                                                            managed by the Adviser.

 Dr. R. Jan LeCroy (66)            Trustee                  President,  Dallas  Citizens  Council.  Trustee of
 Dallas Citizens Council                                    one other mutual fund managed by the Adviser.
 1201 Main Street,
 Suite 2444
 Dallas, TX 75202

 Dr. Jesse H. Parrish (70)         Trustee                  Former   President,    Midland   College.   Higher
 2805 Sentinel                                              Education   Consultant.   Trustee   of  one  other
 Midland, TX 79701                                          mutual fund managed by the Adviser.


                                       30

          Name, Address            Position Held                    Principal Occupation(s)
             and Age                 With Trust                        During Past 5 Years
         ---------------           ------------                        -------------------

 William P. Latimer (62)           Vice    President   and  Vice President,  Senior Counsel,  Secretary, Chief
 11825 N. Pennsylvania St.         Secretary                Compliance  Officer and Director of Adviser.  Vice
 Carmel, IN 46032                                           President,    Senior   Counsel,    Secretary   and
                                                            Director,   Conseco   Equity   Sales,   Inc.  Vice
                                                            President  and  Secretary of one other mutual fund
                                                            managed  by the  Adviser.  Previously,  Consultant
                                                            to securities  industry.  Previously,  Senior Vice
                                                            President--Compliance,  USF&G Investment  Services,
                                                            Inc. and Vice President,  Axe-Houghton  Management
                                                            Inc.

 James S. Adams (38)               Treasurer                Senior Vice  President,  Bankers  National,  Great
 11815 N. Pennsylvania St.                                  American    Reserve.    Senior   Vice   President,
 Carmel, IN 46032                                           Treasurer,  and  Director,  Conseco  Equity Sales,
                                                            Inc. Senior Vice President and Treasurer,  Conseco
                                                            Services,  LLC.  Treasurer  of  one  other  mutual
                                                            fund managed by the Adviser.

 William T. Devanney, Jr.  (42)    Vice         President,  Senior Vice President,  Corporate  Taxes,  Bankers
 11815 N. Pennsylvania St.         Corporate Taxes          National and Great American  Reserve.  Senior Vice
 Carmel, IN 46032                                           President,  Corporate Taxes, Conseco Equity Sales,
                                                            Inc. and Conseco  Services LLC. Vice  President of
                                                            one other mutual fund managed by the Adviser.

------------------

* The Trustee so indicated is an "interested person," as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

The following table shows the estimated compensation of each disinterested Trustee for the fiscal year ending December 31, 1997.

                               COMPENSATION TABLE


                                                    Total Compensation from
                                Aggregate      Investment Companies in the Trust
Name of Person, Position      Compensation          Complex Paid to Trustees
------------------------      ------------          ------------------------

William P. Daves, Jr.             $9,000                     $18,000
                                                  (1 other investment company)

Harold W. Hartley                 $9,000                     $18,000
                                                  (1 other investment company)

Dr. R. Jan LeCroy                 $9,000                     $18,000
                                                  (1 other investment company)

Dr. Jesse H. Parrish              $9,000                     $18,000
                                                  (1 other investment company)




Trustees and Officers of the AMR Trust

The AMR Trust Board provides broad supervision over the AMR Trust's affairs. The Trustees and officers of the AMR Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4333 Amon Carter Boulevard, MD 5645, Forth Worth, Texas 76155.


                                      Position with
Name, Age and Address                 the AMR Trust         Principal Occupation during Past 5 Years
---------------------                 -------------         ----------------------------------------

William F. Quinn* (49)                Trustee          and  President,     AMR    Investment     Services,     Inc.
                                      President             (1986-Present);  Chairman,  American Airlines Employees
                                                            Federal Credit Union (1989-Present);  Trustee, American
                                                            Performance Funds (1990-1994);  Director, Crescent Real
                                                            Estate   Equities,   Inc.   (1994-Present);    Trustee,
                                                            American  AAdvantage  Funds  (1987-Present);   Trustee,
                                                            American AAdvantage Mileage Funds (1995-Present).



                                       32

                                      Position with
Name, Age and Address                 the AMR Trust         Principal Occupation during Past 5 Years
---------------------                 -------------         ----------------------------------------

Alan D. Feld (60)                     Trustee               Partner,   Akin,  Gump,  Strauss,  Hauer  &  Feld,  LLP
1700 Pacific Avenue                                         (1960-Present)#;      Director,      Clear      Channel
Suite 4100                                                  Communications  (1984-Present);  Director,  CenterPoint
Dallas, Texas  75201                                        Properties,  Inc.  (1994-Present);   Trustee,  American
                                                            AAdvantage Mileage Funds and American AAdvantage
                                                            Funds (1996-Present).

Ben J. Fortson (65)                   Trustee               President and CEO, Fortson Oil Company  (1958-Present);
301 Commerce Street                                         Director,   Kimbell  Art   Foundation   (1964-Present);
Suite 3301                                                  Director, Burnett Foundation  (1987-Present);  Honorary
Forth Worth, Texas  76102                                   Trustee,  Texas  Christian  University  (1986-Present);
                                                            Trustee,   American   AAdvantage   Mileage   Funds  and
                                                            American AAdvantage Funds (1996-Present).

John S. Justin (80)                   Trustee               Chairman   and   Chief   Executive   Officer,    Justin
2821 West Seventh Street                                    Industries,   Inc.  (a  diversified   holding  company)
Fort Worth, Texas  76107                                    (1969-Present);    Executive    Board   Member,    Blue
                                                            Cross/Blue Shield of Texas (1985-Present); Board Member,
                                                            Zale Lipshy Hospital (1993-Present); Trustee, Texas
                                                            Christian University (1980-Present); Director and
                                                            Executive  Board Member, Texas New Mexico enterprises
                                                            (1984-1993); Director, Texas New Mexico Power Company
                                                            (1979-1993); Trustee, American AAdvantage Funds
                                                            (1989-Present); Trustee, American AAdvantage Mileage
                                                            Funds (1995-Present).

Stephen D. O'Sullivan*(62)            Trustee               Consultant    (1994-Present);    Vice   President   and
                                                            Controller   (1985-1994),   American  Airlines,   Inc.;
                                                            Trustee,  American  AAdvantage  Funds,  (1987-Present);
                                                            Trustee,     American    AAdvantage    Mileage    Funds
                                                            (1995-Present).


                                       33

                                      Position with
Name, Age and Address                 the AMR Trust         Principal Occupation during Past 5 Years
---------------------                 -------------         ----------------------------------------

Roger T. Staubach (55)                Trustee               Chairman  of the Board and Chief  Executive  Officer of
6750 LBJ Freeway                                            the  Staubach   Company  (a   commercial   real  estate
Dallas, Texas  75240                                        company) (1982-Present);  Director, Halliburton Company
                                                            (1991-Present);  Director, First USA, Inc. (1993-Present);
                                                            Director, Columbus Realty Trust (1994-Present);  Member of
                                                            the Advisory Board, The Salvation Army; Trustee, Institute
                                                            for  Aerobics  Research;   Member  of  Executive  Council,
                                                            Daytop/Dallas;  former  quarterback  of the Dallas Cowboys professional  football team; Trustee,  American AAdvantage
                                                            Mileage    Funds    and    American    AAdvantage    Funds
                                                            (1995-Present).  Kneeland  Youngblood,  M.D.  (41) Trustee
                                                            Physician (1982-Present);  President Youngblood 2305 Cedar
                                                            Springs Road  Enterprises,  Inc. (a health care investment and Suite 401 management  firm)  (1983-Present);  Trustee,
                                                            Teachers Dallas,  Texas 75201  Retirement  System of Texas
                                                            (1993-Present);   Director,   United   States   Enrichment
                                                            Corporation  (1993-Present),  Director,  Just For the Kids
                                                            (1995-Present);   Member,  Council  on  Foreign  Relations
                                                            (1995-Present); Trustee, American AAdvantage Mileage Funds
                                                            and American AAdvantage Funds (1995-Present).

Kneeland Youngblood, M.D. (41)        Trustee               Physician      (1982-Present);   President
                                                            Youngblood Enterprises, Inc. (a health care
                                                            investment and management firm) (1983-
                                                            Present); Trustee, Teachers Retirement
                                                            System of Texas (1983-Present); Director,
                                                            United States Enrichment Corporation (1993-
                                                            Present), Director, Just For the Kids (1995-
                                                            Present); Member, Council on Foreign Relations
                                                            (1995-Present); Trustee, American AAdvantage
                                                            Mileage Funds and American AAdvantage Funds
                                                            (1995-Present).

Nancy A. Eckl (35)                    Vice President        Vice   President,   AMR   Investment   Services,   Inc.
                                                            (1990-Present).

Michael W. Fields (43)                Vice President        Vice   President,   AMR   Investment   Services,   Inc.
                                                            (1988-Present).

Barry Y. Greenberg (34)               Vice  President       Director,   Legal  and   Compliance,   AMR   Investment
                                      and Assistant         Services,    Inc.    (1995-Present);    Branch    Chief
                                      Secretary             (1992-1995) and Staff Attorney (1988-1992),  Securities
                                                            and Exchange Commission.


                                       34

                                      Position with
Name, Age and Address                 the AMR Trust         Principal Occupation during Past 5 Years
---------------------                 -------------         ----------------------------------------

Rebecca L. Harris (30)                Treasurer             Director   of   Finance   (1995-Present),    Controller
                                                            (1991-1995), AMR Investment Services, Inc.

John B. Roberson (39)                 Vice President        Vice   President,   AMR   Investment   Services,   Inc.
                                                            (1991-Present).

Thomas E. Jenkins, Jr. (30)           Assistant             Senior  Compliance  Analyst,  AMR Investment  Services,
                                      Secretary             Inc.  (1996-Present);  Staff Accountant (1994-1996) and
                                                            Compliance   Examiner   (1991-1994),   Securities   and
                                                            Exchange Commission.

Adriana R. Posada (43)                Assistant             Senior   Compliance    Analyst    (1996-Present)    and
                                      Secretary             Compliance  Analyst   (1993-Present),   AMR  Investment
                                                            Services, Inc.; Special Sales Representative,  American
                                                            Airlines, Inc. (1991-1993).

Clifford J. Alexander (53)            Secretary             Partner, Kirkpatrick & Lockhart LLP (law firm)

Robert J. Zutz (44)                   Assistant Secretary   Partner, Kirkpatrick & Lockhart LLP (law firm)


------------------


# The law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") provides legal services to American Airlines, Inc., an affiliate of AMR. Mr. Feld has advised the AMR Trust that he has had no material involvement in the services provided by Akin, Gump to American Airlines, Inc. and that he has received no material benefit in connection with these services. Akin, Gump does not provide legal services to AMR or AMR Corporation.


* Messrs. Quinn and O'Sullivan, by virtue of their current or former positions, are deemed to be "interested persons" of the AMR Trust as defined by the 1940 Act.

         As compensation for their service to the AMR Trust, the Independent Trustees and their spouses receive free air travel from American Airlines, Inc., an affiliate of AMR. The AMR Trust does not pay for these travel arrangements. However, the AMR Trust compensates each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, who as a retiree of American Airlines, Inc. already receives free airline travel, receives compensation annually of up to three round trip airline tickets for each of his three children. Trustees are also reimbursed for any expenses incurred in attending Board meetings. These amounts are reflected in the following table for the fiscal year ended October 31, 1997.


                                                     Pension or                                     Total
                               Aggregate         Retirement Benefits        Estimated          Compensation
                              Compensation       Accrued as part of           Annual            From American
                                From the               the AMR             Benefits Upon         AAdvantage
    Name of Trustee           AMR Trust's         Trust's Expenses           Retirement        Funds Complex
    ---------------           -----------         ----------------         -------------       --------------

William F. Quinn              $ 0                 $0                       $0                  $ 0
Alan D. Feld                  $ 15,962            $0                       $0                  $ 63,850
Ben J. Fortson                $  6,802            $0                       $0                  $ 27,209
John S. Justin                $ 225               $0                       $0                  $ 901
Stephen D. O'Sullivan         $ 493               $0                       $0                  $1,973
Roger T. Staubach             $8,269              $0                       $0                  $33,076
Kneeland Youngblood           $9,525              $0                       $0                  $38,099

FUND EXPENSES

Each Fund pays its own expenses including, without limitation: (i) organizational and offering expenses of the Fund and expenses incurred in connection with the issuance of shares of the Fund; (ii) fees of the Trust's custodian and transfer agent; (iii) expenditures in connection with meetings of shareholders and Trustees; (iv) compensation and expenses of Trustees who are not interested persons of the Trust; (v) the costs of any liability, uncollectible items of deposit and other insurance or fidelity bond; (vi) the cost of preparing, printing, and distributing prospectuses and statements of additional information, any supplements thereto, proxy statements, and reports for existing shareholders; (vii) legal, auditing, and accounting fees; (viii) trade association dues; (ix) filing fees and expenses of registering and maintaining registration of shares of the Fund under applicable federal and state securities laws; (x) brokerage commissions; (xi) taxes and governmental fees; and (xii) extraordinary and non-recurring expenses.

DISTRIBUTION ARRANGEMENTS


Conseco Equity Sales, Inc. (the "Distributor") serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement, dated January 2, 1997 as amended December 31, 1997. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, the Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund and (ii) by a majority of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940 Act). The Distributor is not obligated to sell any specific amount of shares of any Fund.


The Distributor's principal address is 11815 N. Pennsylvania Street, Carmel, Indiana 46032.

Distribution and Service Plan


The Trust has adopted a distribution and service plan dated December 31, 1997 for Class A shares, Class B shares and Class C shares, of each Fund (the "Plan"), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.



Pursuant to the Plan, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.50% annually of each Fund's average daily net assets attributable to its Class A shares. The Plan authorizes payments to the Distributor up to 1.00% annually of the each Fund's average daily net assets attributable to its Class B shares. The Plan authorizes payments to the Distributor up to 1.00% annually of each Fund's average daily net assets attributable to its Class C shares. See "Management - The Adviser" above regarding the Distributor's voluntary agreement to waive its fees and/or reimburse Fund expenses.


The Plan further provides for periodic payments by the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A, Class B or Class C of a Fund for shareholder servicing may not exceed an annual rate of .25% of the average daily net asset value of Fund shares of that class owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plan, the Distributor provides to each Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plan, they will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.



The Plan was adopted by a majority vote of the Trustees of the Trust, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Trust and do not and did not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on the Plan. The Trustees believe that there is a reasonable likelihood that the Plan will benefit each Fund and its current and future shareholders. Among the anticipated benefits are higher levels of sales and lower levels of redemptions of Class A, Class B and Class C shares of each Fund, economies of scale, reduced expense ratios and greater portfolio diversification.


Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the affected Fund, and material amendments to the Plan must also be approved by the Trustees in a manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund affected thereby. The Plan will automatically terminate in the event of their assignment.


PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase or redemption of Fund shares, see the Prospectus.

RIGHTS OF ACCUMULATION. Each Fund offers to all qualifying investors Rights of Accumulation under which investors are permitted to purchase Class A shares of any Fund at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of shares of the Funds, shares of other series of the Trust or shares of the money market fund currently managed by Federated Investors (derived from the exchange of Fund shares on which an initial sales charge was paid) and the current cash value of the variable annuity or variable life contracts issued by affiliates of Conseco. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

LETTER OF INTENT. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a 13-month period pursuant to a Letter of Intent
(LOI). Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of the Trust owned by the shareholder. Such value is determined based on the net asset value on the date of the LOI. During the term of an LOI, Boston Financial Data Services ("BFDS"), the Trust's transfer agent, will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to BFDS an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within 20 days after a written request by BFDS pay such difference in sales charge, BFDS will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the LOI are available from your broker, dealer or other financial intermediary or from BFDS at (800) 986-3384.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from Class A, Class B and Class C shares of a Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 or more will be sent to the applicant, or any person designated by him, monthly or quarterly. Redemptions of Class B or Class C shares under the SWP will not be subject to any contingent deferred sales charge so long as a shareholder does not withdraw annually more than 12% of the SWP account.

Any income dividends or capital gain distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

Redemptions in Kind


Each Fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the net assets of the Fund, whichever is less. Any redemptions beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Fund will pay all or a portion of the remainder of the redemptions in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Board deems fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could incur certain transaction costs.



Suspension of Redemptions

A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposition by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.


GENERAL


The Trustees themselves have the power to alter the number and terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Trust is not required to hold annual meetings of shareholders for action by shareholders' vote except as may be required by the 1940 Act or the Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the holders of 10% of the Trust's shares. In addition, 10 or more shareholders meeting certain conditions and holding the lesser of $25,000 worth or 1% of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give those shareholders access to the shareholder list or, if requested by those shareholders, mail at the shareholders' expense the shareholders' communication to all other shareholders.


Each issued and outstanding share of each class of a Fund is entitled to participate equally in dividends and other distributions of the respective class of the Fund and, upon liquidation or dissolution, in the net assets of that class remaining after satisfaction of outstanding liabilities. The shares of each Fund have no preference, preemptive or similar rights, and are freely transferable. The exchange privilege for each class and the conversion rights of Class B shares are described in the Prospectus.

Under Rule 18f-2 under the 1940 Act, as to any investment company which has two or more series (such as the Funds) outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series. Under Rule 18f-3 under the 1940 Act, each class of a Fund shall have exclusive voting rights on any matters submitted to shareholders that relate solely to a particular class' arrangement, and shall have separate voting rights on any matters submitted to shareholders in which the interests of one class differ from the interests of any other class.

Under Massachusetts law, shareholders of the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of the Trust to be held personally liable as a partner under certain circumstances, the risk of a shareholder's incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trust and the Adviser have Codes of Ethics governing the personal securities transactions of officers and employees. These codes require prior approval for certain transactions and prohibit transactions which may be deemed to conflict with the securities trading of the Adviser's clients.

TAXES

General


To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund -- which is treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer. The Conseco International Fund, as an investor in the Portfolio, is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies the requirements described above to qualify as a RIC.


If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.


Distributions, if any, in excess of a Fund's current or accumulated earnings and profits, as computed for federal income tax purposes, will constitute a return of capital, which first will reduce a shareholder's tax basis in the Fund's shares and then (after such basis is reduced to zero) generally will give rise to capital gains. Under the Taxpayer Relief Act of 1997 ("Tax Act"), different maximum tax rates apply to a non-corporate taxpayer's net capital gain (the excess of net long-term capital gain over net short-term capital loss) depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months.


Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.



At the time of an investor's purchase of shares of a Fund, a portion of the purchase price is often attributable to unrealized appreciation in the Fund's portfolio or undistributed taxable income. Consequently, subsequent distributions from that appreciation (when realized) or income may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for the shares and the distributions in reality represent a return of a portion of the purchase price.


Each Fund will be subject to a nondeductible 4% federal excise tax ("Excise Tax") on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to avoid liability for such tax by satisfying those distribution requirements.


The Relationship of the Conseco International Fund and the Portfolio


The Portfolio has received a ruling from the Internal Revenue Service ("Service") to the effect that, among other things, the Portfolio is treated as a separate partnership for federal income tax purposes and will is not be a "publicly traded partnership." As a result, the Portfolio is not subject to federal income tax; instead, each investor in the Portfolio, such as the Conseco International Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any cash distributions from the Portfolio. Because each investor in the Portfolio that intends to qualify as a RIC (such as the Conseco International
Fund) is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the investor satisfies the requirements described above to qualify as a RIC, the Portfolio intends to conduct its operations so that those investors will be able to satisfy all those requirements.


Distributions to the Conseco International Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and
(3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis for its interest in the Portfolio generally will equal the amount of cash the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the

Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.


Income from Foreign Securities


Dividends and interest received by a Fund or the Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Conseco International Fund's total assets (taking into account its proportionate share of the Portfolio's assets) at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to its proportionate share of any foreign taxes paid by the Portfolio ("Fund's foreign taxes"). Pursuant to that election, the Fund would treat its foreign taxes as dividends paid to its shareholders, and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of the Fund's foreign taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents its proportionate share of the Portfolio's income from foreign or U.S. possessions sources as his own income from those sources, and
(3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income (taking into account its proportionate share of the Portfolio's income) from sources within foreign countries and U.S. possessions if it makes this election. Pursuant to the Tax Act, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.



Each Fund and the Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund or the Portfolio is a U.S. shareholder (not effective in the case of the Conseco International Fund and the Portfolio until after October 31, 1998) -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a part (or, in the case of the Conseco International Fund, its proportionate share of a part) of any "excess distribution" received by it (or in the case of the Conseco International Fund, by the Portfolio) on the stock of a PFIC or of any gain on the Fund's (or in the case of the Conseco International Fund, the Portfolio's) disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Portfolio currently does not intend to acquire stock in companies that are considered PFICs.


If a Fund or the Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund, or in the Portfolio's case the Conseco International Fund, would be required to include in income each year its pro rata share (taking into account, in the case of the Conseco International Fund, its proportionate share of the Portfolio's pro rata share) of the QEF's annual ordinary earnings and net capital gain which likely would have to be distributed by the Fund, or in the Portfolio's case the Conseco International Fund, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed thereto by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


Each Fund and the Portfolio (in the case of the latter and the Conseco International Fund, after the taxable year ending October 31, 1998) may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the adjusted basis therein as of the end of that year. Pursuant to the election, a Fund or the Portfolio also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years. The adjusted basis in each PFIC's stock with respect to which this election is made will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign exchange gains and losses realized by a Fund or the Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency positions and payables or receivables (e.g., dividends or interest receivable) denominated in a foreign currency are subject to section 988 of the Code, which generally causes those gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any gains from the disposition of foreign currencies could, under future Treasury regulations, produce income that is not "qualifying income" under the Income Requirement.


Investments in Debt Securities


If a Fund or the Portfolio invests in zero coupon securities, payment-in-kind securities and/or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if an election is made to include market discount in income currently), it must accrue income on those investments prior to the receipt of cash payments or interest thereon. However, each Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income, including such accrued discount and other non-cash income, (including, in the case of the Conseco International Fund, its proportionate share of such income of the Portfolio), to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. Therefore, a Fund or the Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to make the necessary distributions.


Investment in debt obligations that are at risk of or in default presents special tax issues for any Fund or the Portfolio that holds such obligations. Tax rules are not entirely clear about issues such as when a Fund or the Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that holds such obligations (including the Conseco International Fund if the Portfolio holds such obligations) in order to seek to reduce the risk of distributing insufficient income to qualify for treatment as a RIC and of becoming subject to federal income tax or the Excise Tax.


Hedging Strategies


The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options, futures and forward contracts derived by a Fund (or, in the case of the Conseco International Fund, by the Portfolio) with respect to its business of investing in securities or foreign currencies --- and as noted above, gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) -- will qualify as permissible income under the Income Requirement.

Certain options and futures in which the Funds or the Portfolio may invest will be "section 1256 contracts." Section 1256 contracts held by a Fund or the Portfolio at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund or the Portfolio has made an election not to have the following rules apply, must be marked-to-market (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. As of the date of this SAI, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on net capital gain enacted by the Tax Act noted above -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months, although technical corrections legislation passed by the House of Representatives late in 1997 would treat it as qualifying therefor. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.


Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Funds and the Portfolio may invest.
Section 1092 defines a e"straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund or the Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.


If a Fund or the Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund or the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or the Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under that law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.


OTHER INFORMATION

Custodian


The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826 serves as custodian of the assets of each Fund (except the Conseco International
Fund). State Street Bank and Trust Company ("State Street") serves as custodian of the assets of the Conseco International Fund and of the International Portfolio.



Transfer Agency Services

State Street is the transfer agent for each Fund.


Independent Public Accountants/Auditors


Coopers & Lybrand L.L.P., 2900 One American Square, Box 82002, Indianapolis, Indiana 46282-0002 serves as the Trust's independent public accountant. The independent auditors of the International Portfolio are Ernst & Young LLP, Dallas, Texas.


FINANCIAL STATEMENTS


Audited financial Statements for the International Equity Portfolio, a series of AMR Investment Services Trust, for the fiscal year ended October 31, 1997 appear on the following pages.

 AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
 Statements of Assets and Liabilities
 October 31, 1997
--------------------------------------------------------------------------------


 ASSETS:                                                               (000)
                                                                       -----
      Investments in securities at value (cost - $664,005)            $  774,331
      Cash, including foreign currency....................................31,919
      Unrealized appreciation on foreign currency contracts..................542
      Dividends and interest receivable....................................2,190
      Reclaims receivable....................................................794
      Receivable for investments sold......................................1,521
      Deferred organization costs, net........................................18
                                                                ---------------
              Total assets...............................................811,315
                                                                ---------------
 LIABILITIES:
      Payable for investments purchased....................................1,144
      Payable upon return of securities loaned............................47,053
      Management and investment advisory fees payable (Note 2).............1,109
      Accrued organization costs..............................................35
      Other liabilities......................................................301
                                                                 ---------------
              Total liabilities............................... ...........49,642
                                                                 ---------------
 Net assets applicable to investors'  beneficial interests.............$.761,673
                                                                 ===============

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997
================================================================================


INVESTMENT INCOME:                                                     (000)

      Interest income......................................................2,891
      Dividend income (net of foreign taxes of $1,542)....................15,631
      Income derived from securities lending, net............................322
                                                                      ----------
        TOTAL INVESTMENT INCOME...........................................18,844
                                                                      ----------
EXPENSES:
      Management and investment advisory
        fee (Note 2).................................................      2,828
      Custodian fees.................................................        515
      Professional fees..............................................         25
      Amortization of organization expenses..........................         15
      Other expenses.................................................         50
                                                                      ----------
      TOTAL EXPENSES.................................................      3,433
                                                                      ----------
NET INVESTMENT INCOME................................................     15,411
                                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS:
      Net  realized  gain on  investments............................     24,290
      Net  realized  loss on foreign currency
       transactions..................................................    (2,959)
      Change  in  net  unrealized   appreciation  of
       investments...................................................     77,517
      Change in net unrealized depreciation of foreign currency
       contracts and translations....................................   (20,412)
                                                                      ----------
      NET GAIN ON INVESTMENTS........................................     78,436
                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................................... $   93,847
                                                                      ==========

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
==============================================================================

                                                          YEAR ENDED OCTOBER 31,
                                                        --------------------
                                                            1997      1996
                                                        ---------   --------
INCREASE IN NET ASSETS:                                          (000)
                                                                 -----
OPERATIONS:
     Net investment income.............................  $ 15,411   $ 8,135
     Net realized gain on investments and
        foreign currency transactions..................    21,331    11,172
     Change in net unrealized appreciation
        (depreciation) of investments and
        foreign currency translations..................    57,105    30,752
                                                         ---------  --------
           NET INCREASE IN NET ASSETS
             RESULTING FROM OPERATIONS.................    93,847    50,059
                                                         ---------  --------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
      Contributions...................................    397,499   397,164
      Withdrawals.....................................   (134,169)  (42,727)
                                                        ---------  --------
           NET INCREASE IN NET ASSETS RESULTING
              FROM TRANSACTIONS IN INVESTORS'
              BENEFICIAL INTERESTS....................    263,330   354,437
                                                        ---------  --------
NET INCREASE IN NET ASSETS........................        357,177   404,496
                                                        ---------  --------
NET ASSETS:
    Beginning of period..............................     404,496       -
                                                        ---------  --------
    End of period....................................    $761,673  $404,496
                                                       ==========  ========


----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
----------------------------------------------------------------------------


RATIOS:
    Expenses to average net assets
      (annualized).....................................     0.57%     0.56%
   Net investment income to average net
        assets (annualized)............................     2.55%     2.50%
   Portfolio turnover rate.............................       15%       19%
   Average commission rate paid*.......................  $ 0.0164  $ 0.0192


*Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997 (CONTINUED)
========================================================================

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. The AMR Investment Services International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

      The following is a summary of the significant accounting policies followed by the Portfolio.

   SECURITY VALUATION

      Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange prior to the close of trading on the New York Stock Exchange (the "Exchange") or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) normally will be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board"). Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME

      Security transactions are recorded on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   CURRENCY TRANSLATION

      All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Portfolio includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

   FORWARD FOREIGN CURRENCY CONTRACTS

      The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997 (CONTINUED)
========================================================================

   FEDERAL INCOME AND EXCISE TAXES

      The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of sub-chapter M of the Internal Revenue Code.


   DEFERRED ORGANIZATION EXPENSES

      Expenses incurred by the Portfolio in connection with its organization are being amortized on a straight-line basis over a five-year period.

2.    TRANSACTIONS WITH AFFILIATES

   MANAGEMENT AGREEMENT

      The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. Investment assets of the Portfolio are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to .10% of the average daily net assets of the Portfolio plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolio. Management fees are paid as follows (dollars in thousands):

                                           Amount paid to     Net Amount paid to
 MANAGEMENT FEE RATE   MANAGEMENT FEE   INVESTMENT ADVISORS        MANAGER
 -------------------   --------------   -------------------   ------------------

   .25% - .90%             $2,828          $2,224                  $604


   OTHER

      Certain officers or trustees of the Portfolio are also officers of the Manager or American. The Portfolio makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided free unlimited air transportation on American. However, the Portfolio compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the period ended October 31, 1997, the cost of air transportation was not material to the Portfolio.

3.    INVESTMENT TRANSACTIONS

      The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the period ended October 31, 1997 were $315,060,000 and $84,780,000, respectively.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997 (CONTINUED)
========================================================================

4.    COMMITMENTS

      In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the Portfolio has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 1997, the Portfolio had outstanding forward foreign currency contracts as follows:

CONTRACTS TO DELIVER
(AMOUNTS IN THOUSANDS)       SETTLEMENT                UNREALIZED
                                DATE        VALUE     GAIN/(LOSS)
                             ----------- ------------ -------------
         3,500  AUD           1/12/98      $   2,458   $         1
            56  CHF           11/3/97             40             -
           102  DEM           11/3/97             59             -
       300,000  ESP           12/2/97          2,058           251
        79,000  FRF           6/19/98         13,830            12
                                         ------------ -------------

Total contracts to deliver
(Receivable amount $18,985)                $  18,445   $       540
                                         ============ =============

CONTRACTS TO RECEIVE
(AMOUNTS IN THOUSANDS)
           187  AUD           11/6/97    $       132   $         -
            83  CHF           11/3/97             59             -
       300,000  JPY           11/5/97          2,494           (6)
            52  SGD           11/7/97             33             -
         4,318  DEM           11/4/97          2,508             8
            69  DEM           11/3/97             40             -
            22  AUD           11/7/97             16             -
            25  AUD           11/10/97            17             -
                                         ------------ -------------

Total contracts to receive
(Payable amount $5,297)                   $    5,299    $        2
                                         ============ =============


5.    SECURITIES LENDING

      The Portfolio participates in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that at all times equal at least 100% of the market value of the loaned securities plus accrued interest. The portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Portfolio receives fee income or the interest on the collateral less any fees and rebates

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997 (CONTINUED)
========================================================================

paid to agents and transferees of securities. The Portfolio also continues to receive interest on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan will be for the account of the Portfolio. At October 31, 1997, securities with a market value of approximately $51,436,000 were loaned by the Portfolio. The custodian for the Portfolio held an investment in the AMR Investments Strategic Cash Business Trust (the "Business Trust") totaling$47,053,000. In addition, the custodian held non-cash collateral totaling $7,446,000. The Manager serves as Trustee and as investment adviser to the Business Trust. The Manager receives from the Business Trust an annualized fee equal to 0.10% of the average daily net assets of the Business Trust.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1997
-------------------------------------------------------------------------------------------------

                                                                        Shares          Value
                                                                      ------------   ------------
                                                                                  (dollars in thousands)
AUSTRALIA COMMON STOCKS - 3.29%
Australia & New Zealand Banking Group                                     843,442        $ 5,899
Brambles Industries, Limited                                              180,312          3,475
CSR, Limited                                                              680,000          2,368
Foster's Brewing Group, Limited                                         1,027,800          1,956
GIO Australia Holdings, Limited                                           486,509          1,248
Goodman Fielder, Limited                                                1,150,000          1,767
News Corporation, Limited                                                 210,000          1,008
News Corporation Preferred Rights                                         345,000          1,534
Pioneer International, Limited                                          1,024,615          2,716
QBE Insurance Group, Limited                                              536,496          2,515
RGC, Limited                                                              275,000            562
                                                                                     ------------
     Total Australia Common Stocks                                                        25,048
                                                                                     ------------

AUSTRIA - 1.17%
PREFERRED STOCKS - 0.27%
Bank Austria AG                                                            44,000          2,013
                                                                                     ------------
       Total Austria Preferred Stocks                                                      2,013
                                                                                     ------------

COMMON STOCKS - 0.90%
Boehler-Uddeholm                                                           50,185          3,605
Evn Energie-Versorgung Niederoesterreich AG                                 3,960            461
Mayr-Melnhof Karton AG                                                     16,000            853
VA Technologie AG                                                          11,000          1,956
                                                                                     ------------
       Total Austria Common Stocks                                                         6,875
                                                                                     ------------
   Total Austria                                                                           8,888
                                                                                     ------------

BELGIUM COMMON STOCKS - 0.47%
Electrabel SA                                                               4,400            988
GIB Holdings, Limited NPV                                                  22,000          1,115
Solvay Et Cie, NPV                                                         25,000          1,507
                                                                                     ------------
   Total Belgium Common Stocks                                                             3,610
                                                                                     ------------

CANADA COMMON STOCKS - 2.43%
Anderson Exploration, Limited                                             115,000          1,265
Bank of Nova Scotia                                                        67,839          2,992
Canadian Imperial Bank of Commerce                                        120,000          3,509
IMASCO, Limited                                                           119,000          3,784
Noranda, Incorporated                                                     133,620          2,352
Oshawa Group, Limited                                                      66,000          1,138
Potash Corporation of Saskatchewan                                          6,520            532
Telus Corporation                                                         146,850          2,944
                                                                                     ------------
   Total Canada Common Stocks                                                             18,516
                                                                                     ------------

DENMARK COMMON STOCKS - 0.96%
BG Bank                                                                    20,750          1,335
Den Danske Bank                                                            13,400          1,514
Novo Nordisk AS, "B"                                                        6,850            742
Teledanmark AS, "B"                                                        16,700            981
Unidanmark AS, "A"                                                         40,800          2,759
                                                                                     ------------
   Total Denmark Common Stocks                                                             7,331
                                                                                     ------------



AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1997
-------------------------------------------------------------------------------------------------

                                                                        Shares          Value
                                                                      ------------   ------------
                                                                                  (dollars in thousands)
FINLAND COMMON STOCKS - 2.73%
Enso-Gutzeit OY, "R"                                                      212,000          1,990
Huhtamaki Group I Free                                                     27,500          1,134
Merita Bank, Limited                                                      785,000          3,844
Metra OY, "B"                                                             121,565          3,247
Metsa-Serla OY, "B"                                                       100,000            881
Nokia OY,"A"                                                               43,500          3,805
Rauma OY                                                                   50,878            955
UPM-Kymmene OY                                                            221,030          4,923
                                                                                     ------------
   Total Finland Common Stocks                                                            20,779
                                                                                     ------------

FRANCE COMMON STOCKS - 8.60%
Adecco SA                                                                   2,820            917
Alcatel Alsthom CG                                                         53,000          6,409
Axa SA                                                                     35,542          2,439
Banque Nationale de Paris                                                  68,190          3,021
Bertrande Faure                                                            39,500          2,388
Bongrain SA                                                                 2,370            873
Elf Aquitaine SA                                                           78,300          9,713
France Telecom SA                                                          29,449          1,117
Groupe Danone                                                              19,200          2,942
La Farge-Coppee SA                                                         97,218          6,087
Pechiney SA                                                                41,800          1,723
Pernod-Ricard                                                              78,934          3,666
Peugot SA                                                                  12,800          1,452
Rhone-Poulenc, "A"                                                         50,000          2,185
SA Des Galeries Lafayette                                                     162             76
Saint Gobain                                                               13,148          1,891
Schneider SA                                                               37,500          2,007
Scor SA                                                                    31,500          1,466
Seita                                                                     109,712          3,507
Societe Generale                                                           23,339          3,203
Total Petroleum Company, "B"                                               48,200          5,359
Usinor Sacilor                                                            186,702          3,098
Valeo SA                                                                       13              1
                                                                                     ------------
   Total France Common Stocks                                                             65,540
                                                                                     ------------

GERMANY - 4.64%
PREFERRED STOCKS - 0.81%
Dyckerhoff AG                                                               7,614          2,345
Herlitz AG                                                                 11,947            768
Volkswagen AG                                                               6,700          3,087
                                                                                     ------------
       Total Germany Preferred Stocks                                                      6,200
                                                                                     ------------

COMMON STOCKS - 3.83%
BASF AG                                                                    72,600          2,468
BAYER AG                                                                  188,525          6,791
Commerzbank AG                                                            160,550          5,504
Deutsche Bank AG                                                           36,000          2,382
Hoechst AG                                                                 44,000          1,694
Karstadt AG                                                                 3,100          1,077
Muenchener Rueckversicherung AG                                             3,000            627



AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1997
-------------------------------------------------------------------------------------------------

                                                                        Shares          Value
                                                                      ------------   ------------
                                                                                  (dollars in thousands)

Varta AG                                                                    1,520            236
Veba AG                                                                    87,300          4,920
Viag AG                                                                     5,940          2,778
Volkswagen AG                                                               1,150            684
                                                                                     ------------
       Total Germany Common Stocks                                                        29,161
                                                                                     ------------
   Total Germany                                                                          35,361
                                                                                     ------------

HONG KONG COMMON STOCKS - 3.13%
Amoy Properties                                                            20,500             18
Asia Satellite Telecommunications Holdings, Limited                       275,000            662
Cheung Kong Holdings, Limited                                             235,000          1,634
China Light and Power Company                                             818,000          4,307
Dickson Concepts (International), Limited                                 643,000          1,385
Hang Lung Development Company, Limited                                  1,268,000          1,747
Hong Kong Aircraft Engineering Company, Limited                             7,200             19
Hong Kong Electric Holdings                                               368,400          1,249
Hong Kong Telecommunications, Limited                                   1,024,400          1,961
HSBC Holdings, Limited                                                    114,500          2,592
Hutchinson Whampoa, Limited                                               200,000          1,384
Hysan Development Company, Limited                                         32,000             67
National Mutual of Asia, Limited                                        1,700,000          1,540
New Asia Realty and Trust Company, Limited                                135,000            321
New World Development Company, Limited                                    656,000          2,308
Peregrine Investments Holdings, Limited                                   605,000            595
Peregrine Investmens Holdings, Limited Warrants                            55,000              2
Swire Pacific, Limited,  "A"                                              383,500          2,049
                                                                                     ------------
   Total Hong Kong Common Stocks                                                          23,840
                                                                                     ------------

IRELAND COMMON STOCKS - 0.47%
Jefferson Smurfit                                                       1,199,242          3,554
                                                                                     ------------
   Total Ireland Common Stocks                                                             3,554
                                                                                     ------------

ITALY - 3.31%
PREFERRED STOCKS - 0.15%
Concessioni E Contruzioni Autostrade                                      525,000          1,165
                                                                                     ------------
       Total Italy Preferred Stocks                                                        1,165
                                                                                     ------------

COMMON STOCKS - 3.16%
Burgo (Cartiere) SPA                                                      229,020          1,371
Danieli Group Risp                                                        473,960          1,852
Eni SPA                                                                   778,000          4,382
Fiat SPA                                                                  880,000          2,804
Instituto Nazionale Delle Assicurazioni                                 1,300,000          2,096
Mediaset                                                                  336,900          1,531
Merloni Elettrodomestici SPA                                              185,500            697
STET Telecom Italia                                                       550,000          3,453
STET Telecom Italia Risp                                                1,452,209          5,877
                                                                                     ------------
       Total Italy Common Stocks                                                          24,063
                                                                                     ------------
   Total Italy                                                                            25,228
                                                                                     ------------

JAPAN COMMON STOCKS - 10.98%
Aisin Seiki Company, Limited                                              151,000          1,720




AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1997
-------------------------------------------------------------------------------------------------

                                                                        Shares          Value
                                                                      ------------   ------------
                                                                                  (dollars in thousands)

Aoyama Trading Company                                                     42,300          1,136
Canon, Incorporated                                                        90,000          2,185
Chudenko Corporation                                                       33,000            804
Daibiru Corporation                                                       168,000          1,802
Daicel Chemical                                                           271,000            744
Fuji Photo Film Company                                                   222,000          8,048
Hitachi Koki Company, Limited                                              53,000            257
Hitachi, Limited                                                          324,000          2,492
Japan Tobacco                                                                 388          3,184
KAO Corporation                                                           296,000          4,135
Kioto Manufacturing Company, Limited                                      375,000          2,245
Matsushita Electric Industrial Company                                    264,000          4,434
MOS Food Services                                                          97,000          1,298
NKK Corporation                                                           711,000            987
NEC Corporation                                                            79,000            867
Nichicon Corporation                                                      234,000          2,899
Nichido Fire & Marine Insurance                                           393,000          2,539
Nintendo Company, Limited                                                  35,200          3,044
Nissan Motor Company                                                      336,000          1,791
Promise Company, Limited                                                   77,300          4,525
Ryosan Company                                                             12,000            232
Sekisiu Chemical Company, Limited                                         538,000          4,236
Shionogi & Company                                                        168,000          1,021
Sony Corporation                                                           97,800          8,124
Sumitomo Marine & Fire Insurance                                          442,000          2,947
Sumitomo Rubber Industries                                                 86,000            488
Suzuki Motor Corporation, Limited                                         193,000          2,054
TDK Corporation                                                            30,000          2,489
Toyo Seikan Kaisha                                                        198,000          3,111
Yamanouchi Pharmaceutical                                                 110,000          2,707
Yamato Kogyo Company, Limited                                             110,000            869
Yodogawa Steel Works                                                      499,000          2,660
Yoshinoya D & C Company, Limited                                               39            412
Yoshitomi Pharmaceutical                                                  185,000          1,181
                                                                                     ------------
   Total Japan Common Stocks                                                              83,667
                                                                                     ------------

MALAYSIA COMMON STOCKS - 0.72%
Arab Malaysian Finance                                                    780,000            407
Bolton Properties                                                         909,000            377
Genting BHD                                                               623,700          1,750
Golden Hope Plantations BHD                                               968,000          1,260
Hicom Holdings BHD                                                        506,300            428
Kedah Cement Holdings BHD                                                 729,000            459
Malaysian International Shipping Corporation BHD                          459,666            768
                                                                                     ------------
   Total Malaysia Common Stocks                                                            5,449
                                                                                     ------------

MEXICO COMMON STOCKS - 0.19%
Alfa, SA                                                                  121,000            884
Grupo Mexico SA                                                           145,000            560
                                                                                     ------------
   Total Mexico Common Stocks                                                              1,444
                                                                                     ------------



AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1997
-------------------------------------------------------------------------------------------------

                                                                        Shares          Value
                                                                      ------------   ------------
                                                                                  (dollars in thousands)
NETHERLANDS COMMON STOCKS - 6.34%
ABN AMRO Holdings NV                                                      162,700          3,278
Aegon NV                                                                   34,000          2,680
Akzo Nobel NV                                                              63,150         11,132
Fortis Amev NV                                                             51,654          2,031
Hollandsche Beton Groep NV                                                158,040          3,168
Internationale Nederlanden Groep NV                                       202,045          8,485
Koninklijke Bijenkorf Beheer NV                                            17,400          1,098
Koninklijke KNP BT                                                         54,100          1,232
Phillips Electronics                                                      110,600          8,662
Royal PTT Nederland NV                                                    115,410          4,412
Unilever NV                                                                40,000          2,127
                                                                                     ------------
   Total Netherlands Common Stocks                                                        48,305
                                                                                     ------------

NEW ZEALAND - 0.93%
FOREIGN BONDS - 0.01%
Brierley Investments, Limited,
  Subordinated Convertible, 9.00%, Due 6/30/1998                               63             43
                                                                                     ------------
       Total New Zealand Foreign Bonds                                                        43
                                                                                     ------------

COMMON STOCKS - 0.92%
Brierley Investments, Limited                                           1,600,000          1,238
Carter Holt Harvey, Limited                                               220,000            384
Fisher & Paykel, Limited                                                  230,000            732
Fletcher Challenge Building                                               775,250          2,345
Fletcher Challenge Forest                                                   8,284              8
Fletcher Challenge Paper                                                  365,000            601
Lion Nathan, Limited                                                      693,000          1,677
                                                                                     ------------
       Total New Zealand Common Stocks                                                     6,985
                                                                                     ------------
   Total New Zealand                                                                       7,028
                                                                                     ------------

NORWAY COMMON STOCKS - 2.21%
Den Norsk Bank, Series A                                                  387,600          1,755
Kvaerner Industries AS                                                     49,789          2,564
Norsk Hydro AS                                                             40,000          2,203
Nycomed AS, Series B                                                      293,225          7,288
Saga Petroleum, Series B Free                                             100,000          1,771
Unitor AS                                                                  80,000          1,268
                                                                                     ------------
   Total Norway Common Stock                                                              16,849
                                                                                     ------------

SINGAPORE COMMON STOCKS - 0.71%
Fraser & Neave, Limited                                                   230,000          1,155
Hong Kong Land                                                            673,847          1,536
Inchcape Berhad                                                           325,000          1,025
Sembawang Corporation                                                     295,000            908
Singapore Finance, Limited                                                387,000            362
Van Der Horst                                                             440,000            386
                                                                                     ------------
   Total Singapore Common Stock                                                            5,372
                                                                                     ------------


AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1997
-------------------------------------------------------------------------------------------------

                                                                        Shares          Value
                                                                      ------------   ------------
                                                                                  (dollars in thousands)
SPAIN COMMON STOCKS - 2.97%
Banco Popular Espanol                                                      28,000          1,655
Banco Santander SA                                                        112,730          3,160
Iberdrola SA                                                              410,357          4,912
Repsol SA (BR)                                                            127,420          5,347
Telefonica de Espana                                                      277,400          7,576
                                                                                     ------------
   Total Spain Common Stocks                                                              22,650
                                                                                     ------------

SOUTH KOREA COMMON STOCKS - 0.07%
Korea Electric Power Corporation                                           37,500            532
                                                                                     ------------
   Total South Korea Common Stocks                                                           532
                                                                                     ------------

SWEDEN COMMON STOCKS - 3.86%
Assidoman AB                                                               56,000          1,571
Astra AB, "B" Free                                                         55,200            856
Electrolux AB, "B"                                                         92,085          7,628
Esselte AB, Class "A"                                                       2,000             42
Esselte AB, Class "B"                                                      17,000            370
Granges AB                                                                 22,050            361
Marieberg Tidnings                                                         77,267          2,065
Nordbanken AS                                                              35,900          1,127
Pharmacia & Upjohn, Incorporated                                           59,100          1,883
Skandia Forsakrings AB                                                     16,600            776
SKF AB, "B" Free                                                          112,100          2,606
Sparbanken Sverige AB, "A"                                                144,900          3,291
Stora Kopparsbergs Bergslags, "A"                                          82,100          1,135
Stora Kopparsbergs Bergslags, "B"                                          25,800            355
Svedala Industries, "A" Free                                               90,000          1,768
Svenska Cellulosa, "B" Free                                                52,600          1,181
Volvo AB                                                                   90,000          2,357
                                                                                     ------------
   Total Sweden Common Stock                                                              29,372
                                                                                     ------------

SWITZERLAND COMMON STOCKS - 5.29%
ABB AG                                                                      1,690          2,209
Forbo Holding AG                                                            3,280          1,292
Holderbank Financial Glarus-B                                               2,810          2,268
Nestle SA                                                                   8,021         11,333
Novartis AG                                                                 2,879          4,521
Schindler Holding AG (Reg)                                                    140            170
Schindler Holding AG (BR)                                                   1,400          1,549
Sig Schweitz Industries AG                                                  2,200          5,940
Societe Generale de Surveillance                                              240            464
Sulzer AG                                                                   4,279          3,138
Swiss Reinsurance Company                                                   3,876          5,854
Zurich Versicherungs                                                        3,800          1,573
                                                                                     ------------
   Total Switzerland Common Stock                                                         40,311
                                                                                     ------------


AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1997
-------------------------------------------------------------------------------------------------

                                                                        Shares          Value
                                                                      ------------   ------------
                                                                                  (dollars in thousands)
UNITED KINGDOM COMMON STOCKS - 20.39%
Aggreko, PLC                                                              502,977          1,316
Albert Fisher Group, PLC                                                  262,500            164
Allied Domecq, PLC                                                        510,710          4,132
Associated British Foods Group, PLC                                        46,600            371
Bank of Scotland                                                          255,380          2,123
Barclays, PLC                                                              27,900            705
BAT Industries, PLC                                                       827,564          7,265
BG, PLC                                                                 1,615,700          7,065
British Energy, PLC                                                       300,000          1,954
British Telecommunications                                                640,900          4,855
BTR, PLC                                                                1,978,800          6,744
Bunzl, PLC                                                                121,100            504
Burmah Castro, PLC                                                        221,050          3,766
Burton Group, PLC                                                         335,000            712
Coats Viyella, PLC                                                      1,649,500          3,015
Commercial Union, PLC                                                     487,600          6,342
Cookson Group, PLC                                                        613,900          2,460
Cortaulds, PLC                                                            362,000          1,678
Cortaulds Textiles, PLC                                                   150,000            864
Danka Business Systems, PLC                                                64,700            610
De La Rue, PLC                                                            197,800          1,413
Energy Group, PLC                                                         124,000          1,261
English China Claylord Group                                              348,410          1,519
Grand Metropolitan, PLC                                                   417,350          3,755
Great Universal Stores                                                    239,500          2,849
Hanson, PLC                                                               724,600          3,724
Harrisons & Crosfield, PLC                                              1,391,800          2,952
Hillsdown Holdings, PLC                                                 1,140,100          3,231
Hyder, PLC                                                                289,000          4,359
Imperial Chemical Industries, PLC                                          37,000            552
Imperial Tobacco Group                                                    195,100          1,199
Inchcape, PLC                                                             150,000            546
Kwik Save Group, PLC                                                      264,000          1,370
Lex Service                                                               350,000          2,465
London Pacific Group, Limited                                              74,000            259
Lucasvarity, PLC                                                          410,000          1,403
Medeva, PLC                                                               255,000            879
National Grid Group, PLC                                                  300,000          1,394
National Power, PLC                                                        50,000            415
National Westminster Bank, PLC                                            485,419          7,017
Northern Foods, PLC                                                       500,000          1,937
Peninsular & Orient Steam Company                                         269,158          3,117
Pilkington, PLC                                                               363              1
PowerGen, PLC                                                             310,400          3,443
Premier Farnell, PLC                                                      225,800          1,757
Racal Electronics, PLC                                                    320,404          1,187
Reckitt & Colman, PLC                                                     394,754          6,034
Redland, PLC                                                            1,228,854          7,006
Rolls Royce, PLC                                                          305,273          1,074
Royal & Sun Alliance Insurance Group                                      342,325          3,298
Safeway, PLC                                                              309,677          2,023
Salvesen (Christian), PLC                                                 502,977            843
Shell Transportation & Trading Company, PLC                               135,000            956
Southern Electric, PLC                                                    175,900          1,348



AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1997
-------------------------------------------------------------------------------------------------

                                                                        Shares          Value
                                                                      ------------   ------------
                                                                                  (dollars in thousands)

Storehouse                                                                762,900          2,814
Tate & Lyle, PLC                                                          549,000          4,184
Tesco, PLC                                                                343,819          2,720
Thames Water Group, PLC                                                   189,800          2,877
Unilever, PLC                                                             522,900          3,884
WPP Group, PLC                                                          1,005,500          4,603
Wace Group, PLC                                                           666,200            346
Williams, PLC                                                             111,466            659
                                                                                     ------------
   Total United Kingdom                                                                  155,318
                                                                                     ------------

UNITED STATES - 15.80%
FOREIGN SECURITIES DENOMINATED IN U.S. DOLLARS - 2.48%
Cho Hung Bank GDR                                                         170,000            629
Dairy Farm International                                                  908,000            717
G P Batteries International, Limited                                      137,000            401
Kookmin Bank GDR                                                           50,000            310
Jardine Matheson Holding, Limited                                         871,000          5,574
Jardine Strategic                                                       1,606,000          5,139
New Holland NV                                                             79,700          2,266
Nova Corporation                                                          150,000          1,350
Stolt-Nielsen SA, "B"                                                      38,000          1,007
Telmex ADR                                                                 35,000          1,514
                                                                                     ------------
   Total Foreign Securities Denominated in U.S. Dollars                                   18,907
                                                                                     ------------

UNITED STATES GOVERNMENT AND AGENCY OBLIGATIONS (Note A) - 5.83%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.09%
     Discount Note, 5.189%, Due 11/7/1997                                   2,895          2,892
     Discount Note, 5.192%, Due 11/13/1997                                  1,505          1,502
     Discount Note, 5.198%, Due 11/21/1997                                  1,710          1,705
     Discount Note, 5.198%, Due 11/28/1997                                  1,400          1,394
     Discount Note, 5.205%, Due 12/1/1997                                   6,600          6,569
     Discount Note, 5.206%, Due 12/3/1997                                   4,225          4,204
     Discount Note, 5.208%, Due 12/5/1997                                   5,290          5,262
                                                                                     ------------
       Total Federal Home Loan Mortgage Corporation                                       23,528
                                                                                     ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.99%
     5.196%, Due 11/17/1997                                                   855            853
     5.19%, Due 1/8/1998                                                    2,000          1,998
     5.234%, Due 1/15/1998                                                  3,769          3,725
     5.25%, Due 3/25/1998                                                   1,000            999
                                                                                     ------------
       Total Federal National Mortgage Association                                         7,575
                                                                                     ------------

U.S. TREASURY BILLS - 1.75%
     4.805%, Due 12/26/1997                                                   255            253
     4.88%, Due 1/2/1998                                                    6,290          6,236
     4.925%, Due 1/8/1998                                                   2,468          2,445
     4.96%, Due 1/15/1998                                                     116            115
     4.98%, Due 1/22/1998                                                   2,175          2,150
     5.05%, Due 1/29/1998                                                   2,115          2,088
                                                                                     ------------
       Total U.S. Treasury Bills                                                          13,287
                                                                                     ------------
  Total United States Government and Agency Obligations                                   44,390
                                                                                     ------------



AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1997
-------------------------------------------------------------------------------------------------

                                                                        Shares          Value
                                                                      ------------   ------------
                                                                                  (dollars in thousands)
SHORT TERM INVESTMENTS - 7.49%
AMR Investments Strategic Cash Business Trust                              47,053         47,053
E I DuPont de Nemours, CP, Due 11/7/1997                                   10,000          9,989
                                                                                     ------------
     Total Short Term Investments                                                         57,042
                                                                                     ------------
   Total United States                                                                   120,339
                                                                                     ------------

TOTAL INVESTMENTS - 101.66% (Cost $664,005)                                              774,331
                                                                                     ------------

LIABILITIES, NET OF OTHER ASSETS - (1.66%)                                               (12,658)
                                                                                     ------------

TOTAL NET ASSETS - 100%                                                                $ 761,673
                                                                                     ============


Based on the cost of investments of $664,338 for federal income tax purposes at October 31, 1997, the aggregate gross unrealized appreciation was $142,497, the aggregate gross unrealized depreciation was $32,504, and the net unrealized appreciation of investments was $109,993.

(A) Rates associated with United States Government Bonds represent yield to maturity from time of purchase.

(B) Rates associated with short-term investments represent yield to maturity or yield to next reset date.

ABBREVIATIONS:

AB - Company (Sweden)
ADR - American Depository Receipt (United States)
AG - Company (Austria, Germany, Switzerland)
AS - Company (Denmark, Norway, Sweden)
BHD - Berhard (Malaysia)
BR - Bearer (Spain, Switzerland)
CG - Company General (France)
CP - Commercial Paper (United States)
GDR - Global Depository Receipt (United States)
NPV - No Par Value (Belgium)
NV - Company (Netherlands, United States)
OY - Company (Finland)
PLC - Public Limited Corporation (United Kingdom)
SA - Company (Belgium, France, Mexico, Spain, Switzerland, United States )
SPA - Company (Italy)



AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Industry Diversification
October 31, 1997
--------------------------------------------------------------------------------

                                                                     Percent of
                                                                     Net Assets
                                                                     ----------

Basic Industry.........................................................29.56%...
Capital Goods..........................................................10.53%...
Consumer Goods & Services..............................................21.79%
Energy..................................................................5.65%...
Financing, Insurance & Real Estate.....................................16.22%.
Transportation..........................................................0.51%...
Utilities...............................................................4.00%...
Short-Term Investments.................................................13.32%...
Other Assets/(Liabilities).............................................(1.58%)..
                                                                     --------
                       Net Assets.....................................100.00%...
                                                                     ========

              REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



Shareholders and Board of Trustees
AMR Investment Services International Equity Portfolio

We have audited the accompanying statement of assets and liabilities of the AMR Investment Services International Equity Portfolio (the "Portfolio") (a separate fund of the AMR Investment Services Trust) including the schedule of investments as of October 31, 1997, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AMR Investment Services International Equity Portfolio at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.



                                                      Ernst & Young LLP
Dallas, Texas
December 19, 1997

                               CONSECO FUND GROUP:
                                 Conseco 20 Fund
                             Conseco High Yield Fund
                           Conseco International Fund


                                     PART C


                                OTHER INFORMATION


Item 24.  Financial Statements and Exhibits.

         (a)  Financial  Statements  included  in  Part B of  this  Registration
Statement:

              (1) The  audited  financial  statements  for the fiscal year ended
                  October 31, 1997 for the International Equity Portfolio, a series of AMR Investment Services Trust and the report of the independent auditors are filed herewith.

         (b)      Exhibits:

                  (1)         Agreement and Declaration of Trust1/

                  (2)         By-laws1/

                  (3)         Voting trust agreement - None

                  (4)(a) Agreement and Declaration of Trust of Conseco Fund Group, Articles V, VI, VII, VIII, and X1/

                     (b)      By-laws of Conseco Fund Group, Articles II, V, and
                              VII 1/

                  (5)(a) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Equity Fund2/

                       (b) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Asset Allocation Fund2/

                       (c) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Fixed Income Fund2/
--------
1 Incorporated by reference from the Registrant's registration statement, SEC File No. 333-13185, filed on October 1, 1996.

2 Incorporated by reference from Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

                       (d) Form of Investment Advisory Agreement between Conseco Fund Group, on behalf of the Conseco 20 Fund, the Conseco High Yield Fund and the Conseco International Fund, and Conseco Capital Management, Inc. (filed herewith)

                  (6) Form of Amended and Restated Principal Underwriting Agreement between Conseco Fund Group and Conseco Equity Sales, Inc. (filed herewith)

                  (7)         Bonus, profit sharing or pension plans - None

                  (8)(a) Custody Agreement between Conseco Fund Group and The Bank of New York3/

                     (b) Custody Agreement between Conseco Fund Group and State Street Bank and Trust Company with respect to the Conseco International Fund (to be filed by amendment)

                  (9)(a)      Form  of  Amended  and   Restated   Administration
                              Agreement between Conseco Fund Group   and Conseco
                              Services, LLC (filed herewith)

                     (b) Sub-Administration Agreement between Conseco Services, LLC and The Bank of New York3/

                     (c)      Sub-Administration   Agreement   between   Conseco
                              Services, LLC and AMR Investment Services, Inc. (to be filed by amendment)

                     (d) Fund Accounting Agreement between Conseco Services, LLC and The Bank of New York3/

                     (e) Transfer Agency Agreement between Conseco Fund Group and State Street Bank and Trust Company3/

                     (f) Form of Agreement Among AMR Investment Services Trust, AMR Investment Services, Inc., and Conseco Fund Group and Conseco Capital Management, Inc. (filed herewith)

                  (10)        Opinion and Consent of Counsel as to the  Legality
                              of  the   Securities   being   Registered   (filed
                              herewith)

                  (11) Consent of Independent Auditors with respect to International Equity Portfolio (filed herewith)

                  (12)        Financial statements omitted from prospectus -
                              None

                  (13)        Letter of investment intent - None

                  (14)        Prototype retirement plan - None

                  (15)(a) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with Respect to the Equity Fund2/

                      (b) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with Respect to the Asset Allocation Fund2/

                      (c) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with Respect to the Fixed Income Fund2/

                      (d) Form of Plan of Distribution and Service pursuant to Rule 12b-1 (filed herewith)

                      (e)     Selling Group Agreement (to be filed by amendment)

                  (16)        Performance Computation Schedule - None

                  (17)        Financial Data Schedule (filed herewith)

                  (18) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (filed herewith)

Item 25.  Persons Controlled By or Under Common Control with Registrant.

         None.

Item 26.  Number of Holders of Securities.

                                              Number of Record Holders as of
      Title of Class                                 October 10, 1997
      Conseco 20 Fund
               Class A shares                                0
               Class B shares                                0
               Class C shares                                0
               Class Y shares                                0
      Conseco High Yield Fund
               Class A shares                                0
               Class B shares                                0
               Class C shares                                0
               Class Y shares                                0
      Conseco International Fund
               Class A shares                                0
               Class B shares                                0
               Class C shares                                0
               Class Y shares                                0

Item 27.  Indemnification.

         Reference is made to Articles II and V of the Agreement and Declaration of Trust incorporated by reference from the Registrant's registration statement, SEC File No. 333-13185, filed previously on October 1, 1996.


Item 28.  Business and Other Connections of Investment Adviser.

         Conseco Capital Management, Inc. (the "Adviser") is an Indiana corporation which offers investment advisory services. The Adviser is a wholly-owned subsidiary of Conseco, Inc., also an Indiana corporation, a publicly owned financial services company. Both the Adviser's and Conseco, Inc.'s offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

         Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the SEC and is incorporated by reference herein.


Item 29.  Principal Underwriters.

         Conseco Equity Sales, Inc. serves as the Registrant's principal underwriter. Conseco Equity Sales, Inc. also serves as distributor of one other investment company, Conseco Series Trust.

         The following information is furnished with respect to the officers and directors of Conseco Equity Sales, Inc. The principal business address of each person listed is 11815 N. Pennsylvania Street, Carmel, Indiana 46032.


     Name and Principal           Positions and Offices               Positions and Offices
     Business Address           with Principal Underwriter               with Registrant
     ----------------           --------------------------               ---------------

L. Gregory Gloeckner             President                       None

William P. Latimer               Vice President, Senior          Vice President and Secretary
                                 Counsel, Secretary, and
                                 Director

James S. Adams                   Senior Vice President,          Treasurer, Principal Financial
                                 Treasurer, and Director         and Accounting Officer

William T. Devanney, Jr.         Senior Vice President,          Vice President,
                                 Corporate Taxes                 Corporate Taxes


Item 30.  Location of Accounts and Records.

         The accounts, books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Adviser or the registrant's custodian, The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826.


Item 31.  Management Services.

         Not applicable.

Item 32.  Undertakings.

         1. Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

         2. Registrant hereby undertakes to hold a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10 percent of the outstanding shares, and in connection with such meeting to assist in communications with other shareholders as required by section 16(c) of the 1940 Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant , Conseco Fund Group, certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment No. 4 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Carmel and State of Indiana on the 19th day of December, 1997.

                                     CONSECO FUND GROUP




                                     By: /s/ Maxwell E. Bublitz
                                        ------------------------------
                                         Maxwell E. Bublitz
                                         President (Principal Executive Officer)
                                           and Trustee

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                               Title                 Date
---------                               -----                 -----

/s/ Maxwell E. Bublitz        President (Principal Executive   December 19, 1997
--------------------------      Officer) and Trustee
Maxwell E. Bublitz


/s/ James S. Adams            Treasurer (Principal Financial   December 19, 1997
--------------------------    and Accounting Officer)
James S. Adams


/s/ William P. Daves, Jr.     Chairman of the Board and        December 19, 1997
--------------------------    Trustee
William P. Daves, Jr.*


/s/ Gregory J. Hahn           Trustee                          December 19, 1997
--------------------------
Gregory J. Hahn*


/s/ Harold W. Hartley         Trustee                          December 19, 1997
--------------------------
Harold W. Hartley*


/s/ R. Jan LeCroy             Trustee                          December 19, 1997
--------------------------
Dr. R. Jan LeCroy*


/s/ Jesse H. Parrish          Trustee                          December 19, 1997
--------------------------
Dr. Jesse H. Parrish*


/s/ William P. Latimer                                         December 19, 1997
--------------------------
*By: William P. Latimer
 Attorney-In-Fact

                                  EXHIBIT INDEX

      Exhibit
      Number                    Description
      -------                   -----------

      (1)         Agreement and Declaration of Trust1/

      (2)         By-laws1/

      (3)         Voting trust agreement - None

      (4)(a) Agreement and Declaration of Trust of Conseco Fund Group, Articles V, VI, VII, VIII, and X1/

         (b)      By-laws of Conseco Fund Group, Articles II, V, and VII1/

      (5)(a) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Equity Fund2/

         (b) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Asset Allocation Fund2/

         (c) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Fixed Income Fund2/

         (d) Investment Advisory Agreement between Conseco Fund Group, on behalf of the Conseco 20 Fund, the Conseco High Yield Fund and the International Fund, and Conseco Capital Management, Inc. (filed herewith)

      (6) Amended and Restated Principal Underwriting Agreement between Conseco Fund Group and Conseco Equity Sales, Inc. (filed herewith)

      (7)         Bonus, profit sharing or pension plans - None

      (8)(a) Custody Agreement between Conseco Fund Group and The Bank of New York3/

----------------
1/ Incorporated by reference from the Registrant's registration statement, SEC File No. 333-13185, filed on October 1, 1996.

2/ Incorporated by reference from Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

         (b)      Custody   Agreement  between  Conseco  Fund  Group  and  State
                  Street Bank and Trust Company with respect to the Conseco International Fund (to be filed by amendment)

      (9)(a) Amended and Restated Administration Agreement between Conseco Fund Group and Conseco Services, LLC (filed herewith)

         (b) Sub-Administration Agreement between Conseco Services, LLC and The Bank of New York3/

         (c) Sub-Administration Agreement between Conseco Services, LLC and AMR Investment Services, Inc. (to be filed by amendment)

         (d) Fund Accounting Agreement between Conseco Services, LLC and The Bank of New York3/

         (e) Transfer Agency Agreement between Conseco Fund Group and State Street Bank and Trust Company3/

         (f) Agreement Among AMR Investment Services Trust, AMR Investment Services, Inc., and Conseco Fund Group and Conseco Capital
                  Management,   Inc.  (filed herewith)

     (10)         Opinion  and Consent of Counsel as to the  Legality of the
                  Securities   being   Registered   (filed herewith)

     (11)         Consent  of   Independent  Auditors  with  respect  to
                  International Equity Portfolio (filed herewith)

     (12)         Financial statements omitted from prospectus - None

     (13)         Letter of investment intent - None

     (14)         Prototype retirement plan - None

     (15)(a) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with Respect to the Equity Fund2/

         (b) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with Respect to the Asset Allocation Fund2/

         (c) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with Respect to the Fixed Income Fund2/

         (d) Plan of Distribution and Service pursuant to Rule 12b-1 (filed herewith)

         (e)      Selling Group Agreement (to be filed by amendment)

    (16)          Performance Computation Schedule - None

    (17)          Financial Data Schedule (filed herewith)

    (18) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (filed herewith)